Exhibit 10.1 US-DOCS\121756134.5 EXECUTION COPY AMENDMENT NO. 2 dated as of April 1, 2021 to CREDIT AGREEMENT Dated as of December 12, 2012 THIS AMENDMENT NO. 2 (“Amendment”) is made as of April 1, 2021 (the “Effective Date”) by and among A.O. Smith Corporation (the “Company”), the Subsidiaries thereof identified on the signature pages hereto (together with the Company, the “Borrowers”), the lenders listed on the signature pages hereof (the “Lenders”) and U.S. Bank National Association (“U.S. Bank”), as administrative agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of December 12, 2012 by and among the Borrowers, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time prior to the Effective Date, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement. WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent agree to make certain modifications to the Credit Agreement; and WHEREAS, the Borrowers, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows. 1. Amendments to the Credit Agreement. Effective as of the Effective Date, but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows: (a) The Credit Agreement is hereby amended in its entirety to read as set forth in Annex A hereto. (b) The Exhibits to the Credit Agreement are hereby amended in their entirety to read as set forth in the corresponding Exhibits attached hereto as part of Annex A. (c) The Schedules to the Credit Agreement are hereby amended in their entirety to read as set forth in the corresponding Schedules attached hereto as Annex A.

2 2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent: (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Lenders, and the Administrative Agent; (b) the Administrative Agent shall have received the documents identified in the list of closing documents attached hereto as Annex B; (c) (i) The Administrative Agent shall have received, at least five (5) days prior to the Effective Date, all documentation and other information regarding the Borrowers requested by a Lender or the Administrative Agent that is required by applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of the Company at least ten (10) days prior to the Effective Date and (ii) to the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Effective Date, any Lender that has requested, in a written notice to the Company at least ten (10) days prior to the Effective Date, a Beneficial Ownership Certification in relation to such Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Amendment, the condition set forth in this clause (c) shall be deemed to be satisfied); and (d) the Administrative Agent shall have received all fees and amounts due and payable on or prior to the Effective Date, including, to the extent invoiced no less than one (1) Business Day prior to the Effective Date, reimbursement or payment of all reasonable out-of- pocket expenses required to be reimbursed or paid by the Borrowers. 3. Representations and Warranties of each Borrower. Each Borrower hereby represents and warrants as follows: (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability. (b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Event of Default or Unmatured Event of Default exists and (ii) the representations and warranties of such Borrower set forth in Section 5 the Credit Agreement, as amended hereby, are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it is true and correct in all respects), except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date. 4. Reference to and Effect on the Credit Agreement.

3 (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby. (b) Except as specifically amended above or otherwise expressly provided in this Amendment, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. (d) This Amendment shall be a Loan Document. 5. Costs and Expenses. The Company (and, to the extent any of the following relate directly to the Canadian Borrower or the Dutch Borrower, the Canadian Borrower and/or the Dutch Borrower, as applicable) shall pay promptly after demand accompanied by invoices in reasonable detail all reasonable out-of-pocket costs and expenses of the Administrative Agent (including Attorney Costs of one primary external counsel, one Dutch counsel and one Canadian counsel representing all of the Joint Lead Arrangers and the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment. 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW. The provisions of Sections 11.15(b) and Section 11.16 of the Credit Agreement are hereby incorporated by reference as though fully set forth herein. 7. Execution. This Amendment may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of which taken together shall be deemed to constitute but one and the same instrument. Delivery of a counterpart hereof, or a signature page hereto, by facsimile or electronic transmission shall be effective as delivery of a manually-signed counterpart hereof. 8. Headings. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment. [Signature Pages Follow]

Signature Page to Amendment No. 2 to A.O. Smith Credit Agreement IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written. A.O. SMITH CORPORATION By: /s/ Charles T. Lauber Name: Charles T. Lauber Title: Executive Vice President and Chief Financial Officer A.O. SMITH ENTERPRISES LTD. By: /s/ Patricia K. Ackerman Name: Patricia K. Ackerman Title: Assistant Treasurer A.O. SMITH INTERNATIONAL HOLDINGS B.V. By: /s/ Charles T. Lauber Name: Charles T. Lauber Title: Authorized Signatory

Signature Page to Amendment No. 2 to A.O. Smith Credit Agreement U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and as a Lender By: /s/ Terrence Ward Name: Terrence Ward Title: Senior Vice President

Signature Page to Amendment No. 2 to A.O. Smith Credit Agreement WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Jeanne Zeske Name: Jeanne Zeske Title: SVP – Relationship Manager

Signature Page to Amendment No. 2 to A.O. Smith Credit Agreement BANK OF AMERICA, N.A., as a Lender By: /s/ Brian Lukehart Name: Brian Lukehart Title: Managing Director

Signature Page to Amendment No. 2 to A.O. Smith Credit Agreement BMO HARRIS BANK N.A., as a Lender By: /s/ Brendan Moran Name: Brendan Moran Title: Senior Vice President

Signature Page to Amendment No. 2 to A.O. Smith Credit Agreement BANK OF CHINA, CHICAGO BRANCH, as a Lender By: /s/ Kai Wu Name: Kai Wu Title: SVP & Deputy Branch Manager

Signature Page to Amendment No. 2 to A.O. Smith Credit Agreement COMERICA BANK, as a Lender By: /s/ John Lascody Name: John Lascody Title: Vice President

Signature Page to Amendment No. 2 to A.O. Smith Credit Agreement STANDARD CHARTERED BANK, as a Lender By: /s/ James Beck Name: James Beck Title: Director

Signature Page to Amendment No. 2 to A.O. Smith Credit Agreement TRUIST BANK, as a Lender By: /s/ Troy R. Weaver Name: Troy R. Weaver Title: Senior Vice President

Signature Page to Amendment No. 2 to A.O. Smith Credit Agreement JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Peter S. Predun Name: Peter S. Predun Title: Executive Director JPMORGAN CHASE BANK, N.A., TORONTO BRANCH By: /s/ Peter S. Predun Name: Peter S. Predun Title: Executive Director

Annex A Credit Agreement, Exhibits to Credit Agreement, and Schedules to Credit Agreement, as amended pursuant to Amendment No. 2 Attached

Deal CUSIP: 00185GAH4 Facility CUSIP: 00185GAJ0 US-DOCS\121474105.7 AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 12, 2012 and as amended as of December 15, 2016 and as amended as of April 1, 2021 among A.O. SMITH CORPORATION, A.O. SMITH ENTERPRISES LTD., A.O. SMITH INTERNATIONAL HOLDINGS B.V., THE LENDERS PARTY HERETO and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender and L/C Issuer __________________ WELLS FARGO BANK, NATIONAL ASSOCIATION, BANK OF AMERICA, N.A. and BMO HARRIS BANK N.A., as Co-Syndication Agents __________________ BANK OF CHINA, CHICAGO BRANCH, as Documentation Agent __________________ U.S. BANK NATIONAL ASSOCIATION, WELLS FARGO SECURITIES, LLC, BofA SECURITIES, INC. and BMO HARRIS BANK N.A., as Joint Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS

Page

Section 1	DEFINITIONS	1
1.1	Certain Defined Terms	1
1.2	Other Interpretive Provisions	38
1.3	Accounting Principles	39
1.4	Amendment and Restatement	40
1.5	Divisions	41
1.6	LIBOR Notification	41
1.7	Certain Calculations	41
Section 2	THE CREDITS	41
2.1	Amounts and Terms of Commitments	41
2.2	Loan Accounts	42
2.3	Procedure for U.S. Borrowings and Dutch Borrowings	42
2.4	Conversion and Continuation Elections for U.S. Borrowings and Dutch Borrowings	43
2.5	Procedure for Canadian Borrowings	45
2.6	Continuation Election for Canadian Borrowings	45
2.7	Letters of Credit	47
2.8	Swing Line Loans	57
2.9	Termination or Reduction of the Commitments	58
2.10	Optional Prepayments	58
2.11	Mandatory Prepayments	60
2.12	Repayment	60
2.13	Interest	60
2.14	Fees	63
2.15	Computation of Fees and Interest	63
2.16	Payments by the Borrowers	63
2.17	Payments by the Lenders	65
2.18	Sharing of Payments, Etc	66
2.19	Pro Rata Treatment	66
2.20	Limitations on Interest Periods	67
2.21	Optional Increase in Commitments	67
2.22	Optional Increases in Canadian or Dutch Sublimit; Termination of Canadian or Dutch Sublimit	70
2.23	Defaulting Lenders	70
Section 3	TAXES, YIELD PROTECTION AND ILLEGALITY	73
3.1	Taxes	73
3.2	Illegality	77
3.3	Increased Costs and Reduction of Return	78
3.4	Funding Losses	80
3.5	Availability of Types of Borrowings; Adequacy of Interest Rates	80

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TABLE OF CONTENTS
(continued)

		Page
3.6	Certificates of Lenders	84
3.7	Substitution of Lenders	85
3.8	Survival	86
Section 4	CONDITIONS PRECEDENT	86
4.1	Conditions of Initial Credit Extension	86
4.2	Conditions to All Loans	87
Section 5	REPRESENTATIONS AND WARRANTIES	88
5.1	Corporate Existence and Power	88
5.2	Authorization; No Contravention	88
5.3	Authorization	89
5.4	Binding Effect	89
5.5	Litigation	89
5.6	No Default	89
5.7	ERISA Compliance; Canadian Pension Plans	89
5.8	Use of Proceeds; Margin Regulations	91
5.9	Title to Properties	91
5.10	Taxes	91
5.11	Financial Condition	91
5.12	Environmental Matters	92
5.13	Regulated Entities	92
5.14	Subsidiaries	92
5.15	Insurance	92
5.16	Anti-Corruption Laws and Sanctions	92
5.17	Full Disclosure	93
5.18	Affected Financial Institutions	94
5.19	Tax Residency	94
5.20	Fiscal Unity for Dutch Tax Purposes	94
Section 6	AFFIRMATIVE COVENANTS	94
6.1	Financial Statements	94
6.2	Certificates; Other Information	95
6.3	Notices	96
6.4	Preservation of Corporate Existence, Etc	97
6.5	Insurance	98
6.6	Compliance With Laws	98
6.7	Compliance With ERISA; Canadian Pension Plans	98
6.8	Inspection of Property and Books and Records	99
6.9	Payment of Taxes	99
6.10	Use of Proceeds	99
6.11	Business Activities	100

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TABLE OF CONTENTS (continued) Page -iii- 6.12 Tax Residency ......................................................................................................100 6.13 Fiscal Unity for Dutch Tax Purposes ...................................................................100 6.14 Most Favored Lender Status ................................................................................100 Section 7 NEGATIVE COVENANTS ............................................................................... 100 7.1 Limitation on Liens ..............................................................................................101 7.2 Consolidations and Mergers ................................................................................103 7.3 Sales of Assets .....................................................................................................103 7.4 Hedging Obligations ............................................................................................104 7.5 [Reserved] ............................................................................................................104 7.6 Use of Proceeds ....................................................................................................104 7.7 ERISA ..................................................................................................................105 7.8 Maximum Leverage Ratio ...................................................................................105 7.9 Minimum Interest Coverage ................................................................................105 7.10 Limitation on Material Subsidiary Debt ..............................................................105 Section 8 EVENTS OF DEFAULT .................................................................................... 105 8.1 Event of Default ...................................................................................................105 8.2 Remedies Upon Event of Default ........................................................................108 8.3 Application of Funds............................................................................................109 8.4 Rights Not Exclusive ...........................................................................................109 Section 9 THE ADMINISTRATIVE AGENT ................................................................... 109 9.1 Appointment and Authorization ..........................................................................109 9.2 Rights as a Lender ................................................................................................110 9.3 Exculpatory Provisions ........................................................................................110 9.4 Reliance by Administrative Agent .......................................................................111 9.5 Delegation of Duties ............................................................................................112 9.6 Resignation of Administrative Agent ..................................................................112 9.7 Non-Reliance on Agents and Other Lenders .......................................................113 9.8 No Other Duties ...................................................................................................113 9.9 Administrative Agent May File Proofs of Claim .................................................113 9.10 Certain ERISA Matters ........................................................................................114 Section 10 GUARANTY BY THE COMPANY .................................................................. 115 10.1 Guaranty ...............................................................................................................115 10.2 Guaranty Unconditional .......................................................................................115 10.3 Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances ......................................................................................................116 10.4 Waiver by the Company ......................................................................................116 10.5 Subrogation ..........................................................................................................116

TABLE OF CONTENTS
(continued)

		Page
10.6	Stay of Acceleration	117
Section 11	MISCELLANEOUS	117
11.1	Amendments and Waivers	117
11.2	Notices	120
11.3	No Waiver; Cumulative Remedies	122
11.4	Costs and Expenses	122
11.5	Indemnification	122
11.6	Payments Set Aside	124
11.7	USA PATRIOT Act and Beneficial Ownership Notice	124
11.8	Successors and Assigns	125
11.9	Confidentiality	130
11.10	Set-off	131
11.11	Notification of Addresses, Lending Offices, Etc	132
11.12	Counterparts	132
11.13	Severability	132
11.14	No Third Parties Benefited	132
11.15	Governing Law and Jurisdiction	132
11.16	Jury Trial	133
11.17	Judgment Currency	133
11.18	Entire Agreement	133
11.19	Electronic Execution of Assignments	134
11.20	Electronic Records	134
11.21	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	134
11.22	Acknowledgement Regarding Any Supported QFCs	135
11.23	Several Obligations	136
11.24	Headings	136
11.25	No Advisory or Fiduciary Responsibility	136

SCHEDULES

Schedule 1.1	Pricing Schedule
Schedule 2.1	Commitments and Pro Rata Shares
Schedule 5.5	Litigation
Schedule 5.7	ERISA
Schedule 5.12	Environmental Matters
Schedule 5.14	Subsidiaries
Schedule 7.1	Existing Liens
Schedule 11.2	Addresses for Notices

EXHIBITS

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TABLE OF CONTENTS (continued) Page -v- Exhibit A Form of Notice of Borrowing Exhibit B Form of Notice of Conversion/Continuation Exhibit C [Reserved] Exhibit D Form of Legal Opinion of Counsel to the Company Exhibit E Form of Legal Opinion of Counsel to the Canadian Borrower Exhibit F Form of Legal Opinion of Counsel to the Dutch Borrower Exhibit G Form of Assignment and Assumption Exhibit H Form of Promissory Note Exhibit I Form of Compliance Certificate Exhibit J-1 Form of Increasing Lender Supplement Exhibit J-2 Form of Augmenting Lender Supplement Exhibits K-1-4 Forms of U.S. Tax Compliance Certificate

AMENDED AND RESTATED CREDIT AGREEMENT This AMENDED AND RESTATED CREDIT AGREEMENT entered into as of December 12, 2012, as amended as of December 15, 2016, and as amended as of April 1, 2021, is among A.O. SMITH CORPORATION, a Delaware corporation (the “Company”), A.O. SMITH ENTERPRISES LTD., an Ontario corporation (the “Canadian Borrower”), A.O. SMITH INTERNATIONAL HOLDINGS B.V., a besloten vennootschap met beperkte aansprakelijkheid incorporated under the laws of the Netherlands (the “Dutch Borrower”), the several financial institutions from time to time party to this Agreement (collectively the “Lenders”; individually each a “Lender”), U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer and Swing Line Lender (each as defined below), WELLS FARGO BANK, NATIONAL ASSOCIATION, BANK OF AMERICA, N.A., and BMO HARRIS BANK N.A., as Co-Syndication Agents, BANK OF CHINA, CHICAGO BRANCH, as Documentation Agent and U.S. BANK NATIONAL ASSOCIATION, WELLS FARGO SECURITIES, LLC, BofA SECURITIES, INC. and BMO HARRIS BANK N.A., as Joint Lead Arrangers and Joint Bookrunners. WHEREAS, the Company, the Canadian Borrower, the Dutch Borrower, Wells Fargo Bank, National Association, as the Administrative Agent and the L/C Issuer, and certain of the Lenders previously entered into that certain Credit Agreement, dated as of November 12, 2010 (as it existed immediately prior to the Restatement Signing Date (as defined below), the “Existing Credit Agreement”); WHEREAS, the Company has requested (i) an extension of the Termination Date (as defined below), (ii) adjustments to the Applicable Margins (as defined below) and (iii) the other amendments set forth herein; and WHEREAS, as a result of such request, the parties wish to amend and restate the Existing Credit Agreement in its entirety by entering into this Agreement; NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties amend and restate the Existing Credit Agreement in its entirety as follows: SECTION 1 DEFINITIONS 1.1 Certain Defined Terms. The following terms have the following meanings: Acquisition means, with respect to any Person, the purchase or other acquisition by such Person, by any means whatsoever (including by merger, amalgamation or consolidation (where the Company or any of its Subsidiaries is ultimately the surviving or continuing entity), devise, bequest, gift, through a dividend or otherwise), of (a) stock of, or other equity securities of, any other Person if, immediately thereafter, such other Person would be a Subsidiary of such Person, (b) any business, going concern or division or segment of any other Person, or (c) the property of any other Person other than in the ordinary course of business, provided, however, that no acquisition of substantially all of the assets of such other Person shall be deemed to be in the ordinary course of business. “Acquired” shall have a correlative meaning. Notwithstanding the

2 foregoing, “Acquisition” shall not include any transaction or series of related transactions solely among the Company and/or one or more of its Subsidiaries. Acquisition Indebtedness means any Debt of the Company or any of its Subsidiaries that has been issued for the purpose of financing, in whole or in part, a Material Acquisition and any related transactions or series of related transactions (including for the purpose of refinancing or replacing all or a portion of any pre-existing Debt of the Company, any of its Subsidiaries or the person(s) or assets to be acquired); provided that (a) the release of the proceeds thereof to the Company and its Subsidiaries is contingent upon the consummation of such Material Acquisition and, pending such release, such proceeds are held in escrow (and, if the definitive agreement (or, in the case of a tender offer or similar transaction, the definitive offer document) for such acquisition is terminated prior to the consummation of such Material Acquisition or if such Material Acquisition is otherwise not consummated by the date specified in the definitive documentation relating to such Debt, such proceeds shall be promptly applied to satisfy and discharge all obligations of the Company and its Subsidiaries in respect of such Debt) or (b) such Debt contains a “special mandatory redemption” provision (or other similar provision) or otherwise permits or requires such Debt to be redeemed or prepaid if such Material Acquisition is not consummated by the date specified in the definitive documentation relating to such Debt (and if the definitive agreement (or, in the case of a tender offer or similar transaction, the definitive offer document) for such Material Acquisition is terminated in accordance with its terms prior to the consummation of such Material Acquisition or such Material Acquisition is otherwise not consummated by the date specified in the definitive documentation relating to such Debt, such Debt is so redeemed or prepaid within 90 days of such termination or such specified date, as the case may be). Acquisition-Related Incremental Term Loans means any Incremental Term Loans incurred for the purpose of financing a Limited Conditionality Acquisition. Additional Covenant shall mean each of the following provisions of each Senior Note Purchase Agreement as in effect on the Second Amendment Effective Date: (a) Section 6A(1) (Minimum Interest Coverage) (including, without limitation, any ratios set forth therein); (b) Section 6A(2) (Funded Debt to Consolidated Total Capitalization) (including, without limitation, any ratios set forth therein); (c) the definition of each defined term applicable to the calculation of the ratios contemplated by either of the foregoing provisions; and (d) the definition of “Material Subsidiary”. Adjusted Covenant Period has the meaning assigned to such term in Section 7.8. Administrative Agent means U.S. Bank (including its branches and affiliates) in its capacity as administrative agent for the Lenders hereunder, and any successor thereto in such capacity arising under Section 9.6. Administrative Agent’s Office means the address for payments to the Administrative Agent set forth on Schedule 11.2 or such other address as the Administrative Agent may from time to time specify.

3 Administrative Questionnaire means an Administrative Questionnaire in a form supplied by the Administrative Agent. Affected Financial Institution means (a) any EEA Financial Institution or (b) any UK Financial Institution. Affected Lender has the meaning assigned to such term in Section 3.7. Affiliate means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities or membership interests, by contract, or otherwise. Agent-Related Persons means the Administrative Agent, any successor to the Administrative Agent in such capacity, the Affiliates of the Administrative Agent, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates. Aggregate Commitment means the aggregate amount of the Commitments, as such amount may be adjusted in accordance with the terms of this Agreement (including Sections 2.9 and 2.21). As of the Second Amendment Effective Date, the Aggregate Commitment is U.S.$500,000,000. Agreed Currencies means (i) U.S. Dollars, (ii) Euro and (iii) Canadian Dollars. Agreement means this Credit Agreement. Anti-Corruption Laws means all laws, rules, and regulations of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption. Applicable Margin means the applicable percentage set forth in Schedule 1.1 opposite the Leverage Ratio as of the end of the immediately preceding fiscal quarter or fiscal year. Adjustments, if any, to the Applicable Margin shall be effective from and after the date that is five Business Days after the date on which the related Compliance Certificate for such fiscal quarter or fiscal year, as applicable, is scheduled to be delivered. For the avoidance of doubt, the Applicable Margin as in effect under this Agreement immediately prior to the Second Amendment Effective Date shall be applicable to all interest accruing prior to the Second Amendment Effective Date. Approved Fund means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. Assignment and Assumption means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by

4 Section 11.8), and accepted by the Administrative Agent, in substantially the form of Exhibit G or any other form approved by the Administrative Agent. Attorney Costs means and includes all reasonable attorneys’ fees and charges. Augmenting Lender has the meaning set forth in Section 2.21. Available Aggregate Commitment means, at any time, the Aggregate Commitment then in effect minus the Total Outstandings at such time. Available Tenor means, as of any date of determination and with respect to the then- current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (v) of Section 3.5(b). Bail-In Action means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. Bail-In Legislation means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). Bank of America Fee Letter means that certain Fee Letter, dated March 11, 2021, by and among Bank of America, N.A., BofA Securities, Inc. and the Borrowers. Bankruptcy Plan means any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws. Base Rate means, for any day, a rate per annum equal to the highest of (a) 0.0%, (b) the Federal Funds Rate in effect on such day plus 0.50%, (c) the Prime Rate in effect on such day and (d) the Eurocurrency Rate for a one-month Interest Period in effect on such day (or if such day is not a Business Day, the immediately preceding Business Day) for Dollars plus 1.00%; provided that the Eurocurrency Rate for such day shall be based on the rate reported by the applicable financial information service at approximately 11:00 a.m. London time on such day. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate, or the Eurocurrency Rate shall be effective from the effective date of such change. If the Base Rate is being used when Eurocurrency Borrowings are unavailable pursuant to Section 3.5, then the Base Rate shall be the highest of clauses (a), (b) and (c) above, without reference to clause (d) above.

5 Base Rate Borrowing means a Borrowing of Base Rate Loans. Base Rate Loan means a U.S. Loan, a Dutch Loan denominated in U.S. Dollars, a Canadian Loan denominated in U.S. Dollars or a Swing Line Loan that bears interest based on the Base Rate. Benchmark means, initially, the Relevant Rate; provided that if a Benchmark Transition Event, a Term SOFR Transition Event, or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to the Relevant Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to Section 3.5(b). Benchmark Replacement means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided that, in the case of any Loan denominated in a Foreign Currency, “Benchmark Replacement” shall mean the alternative set forth in (3)(i) below: (1) the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment; (2) the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; (3) (i) in the case of any Available Tenor other than in relation to a Swing Line Loan bearing interest at the Daily Eurodollar Rate, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Company as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (I) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (II) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Agreed Currency at such time and (b) the related Benchmark Replacement Adjustment and (ii) in the case of any Available Tenor in relation to a Swing Line Loan bearing interest at the Daily Eurodollar Rate, a rate mutually agreed upon between the Company and the Swing Line Lender (it being understood and agreed that if such a rate is not mutually agreed upon between the Company and the Swing Line Lender in respect of such Available Tenor in relation to a Swing Line Loan bearing interest at the Daily Eurodollar Rate, such Swing Line Loan shall bear interest at the Alternate Base Rate plus the Applicable Margin); provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service commonly used in the banking industry for such purpose that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion and consistent with such selection generally under other substantially similar credit facilities for which it acts as the administrative agent; provided further that, solely with respect to a Loan denominated in U.S. Dollars, notwithstanding anything to the contrary in this Agreement or in any other

6 Loan Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above). If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. Benchmark Replacement Adjustment means, with respect to any replacement of the then- current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: (1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined reasonably and in good faith by the Administrative Agent: (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and (2) for purposes of clause (3)(i) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Company for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time; provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service commonly used in the banking industry for such purpose that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion and consistent with such selection

7 generally under other substantially similar credit facilities for which it acts as the administrative agent. Benchmark Replacement Conforming Changes means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Borrowing,” the definition of “Eurocurrency Borrowing,” the definition of “CDOR Borrowing,” the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent reasonably and in good faith decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent in good faith decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines in good faith that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). Benchmark Replacement Date means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; (3) in the case of a Term SOFR Transition Event, the date that is 30 days after the date a Term SOFR Notice is provided to the Lenders and the Company so long as the Administrative Agent has not received, by such time, written notice of objection to such Term SOFR Notice from the Company; or (4) in the case of an Early Opt-in Election, the sixth Business Day after the date notice of such Early Opt-in Election is provided to the Lenders (and the Company), so long as the Administrative Agent has not received, by 4:00 p.m. (Milwaukee time) on the fifth Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the

8 Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). Benchmark Transition Event means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely as of a specific date, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely as of a specific date, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). Benchmark Unavailability Period means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.5(b) and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.5(b).

9 Beneficial Ownership Certification means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. Beneficial Ownership Regulation means 31 C.F.R. § 1010.230. Benefit Plan means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.” BHC Act Affiliate of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such party. BMO Fee Letter means that certain Fee Letter, dated March 11, 2021, by and among BMO Harris Bank N.A. and the Borrowers. Borrower means each of the Company, the Canadian Borrower and the Dutch Borrower. Borrowing means (x) a borrowing hereunder consisting of Loans made to the same Borrower on the same day by the Lenders under Section 2.1 and (a) in the case of U.S. Loans, Dutch Loans or Canadian Loans, of the same Type, and (b) in the case of Eurocurrency Loans, having the same Interest Period or (y) a borrowing of a Swing Line Loan pursuant to Section 2.8, as the context may require. Borrowing Date means any date on which a Borrowing occurs under Section 2.3, 2.5 or 2.8. Business Day means any day other than a Saturday, Sunday or other day on which commercial banks in New York City, New York or Milwaukee, Wisconsin are authorized or required by law to close and (a) if the applicable Business Day relates to a Eurocurrency Loan, means such a day on which dealings are carried on in the London interbank eurocurrency market; and (b) in the case of payments and disbursements in Canadian Dollars, means such a day on which banks generally are open for commercial banking business in Toronto, Ontario, and commercial banks in London generally are open for commercial banking business in London. Canadian Borrower has the meaning assigned to such term in the preamble to this Agreement. Canadian Borrowing means a Borrowing of Canadian Loans. Canadian Cost of Funds Rate means, for any day, the rate of interest per annum as reasonably determined by the Administrative Agent at which overnight or weekend deposits in Canadian Dollars (or if the applicable amount due remains unpaid for more than three (3) Business Days, then for such other reasonable period of time as the Administrative Agent may reasonably elect) for delivery in immediately available and freely transferable funds would be offered by the Administrative Agent to major banks in the interbank market upon request of

10 such major banks for Canadian Dollars as determined above and in an amount comparable to the unpaid principal amount of the related Credit Extension, plus any taxes, levies, imposts, duties, deductions, charges or withholdings imposed upon, or charged to, the Administrative Agent by any relevant correspondent bank in respect of such amount in Canadian Dollars. Canadian Dollar Outstandings means, for any Lender, the aggregate principal amount of such Lender’s outstanding Canadian Loans denominated in Canadian Dollars. Canadian Dollars and C$ each mean lawful money of Canada. Canadian Loan means a loan to the Canadian Borrower denominated in Canadian Dollars or U.S. Dollars. Canadian Pension Plan means a “registered pension plan” as such term is defined in the ITA (that is not subject to ERISA), which the Canadian Borrower or any other Canadian Subsidiary of the Company establishes, sponsors, maintains or administers or into which the Canadian Borrower or any other Canadian Subsidiary of the Company makes or is obligated to make contributions at any time. Canadian Sublimit means an amount equal to U.S.$150,000,000, as such amount may be adjusted from time to time pursuant to Section 2.22. The Canadian Sublimit is part of, and not in addition to, the Aggregate Commitment. Capital Adequacy Regulation means (i) the risk-based capital guidelines in effect in the United States on the Second Amendment Effective Date, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States, including transition rules, and, in each case, any amendments to such regulations. Capital Lease means, at any time, subject to Section 1.3(c), a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP. Capitalized Lease Obligations means, with respect to any Person, all outstanding obligations of such Person in respect of Capital Leases, taken at the capitalized amount thereof accounted for as indebtedness in accordance with GAAP. Cash Collateralize means to pledge and deposit with or deliver to the Administrative Agent, for its own benefit and for the benefit of the L/C Issuer and the Lenders, as collateral subject to a first priority, perfected security interest securing the Obligations, cash or deposit account balances, or, if the Administrative Agent and the L/C Issuer shall agree in their reasonable discretion, a standby letter of credit from a financial institution satisfactory to the Administrative Agent, in each case, in an amount equal to the then Effective Amount of all L/C Obligations or the obligations of a Deteriorating Lender under a Letter of Credit, as applicable, pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term shall have a corresponding meaning. Cash Collateral in the form of cash or deposit account balances shall be maintained in interest-bearing blocked deposit accounts at U.S. Bank.

11 CDOR Borrowing means a Borrowing of Canadian Loans that are CDOR Rate Loans. CDOR Rate means, with respect to the relevant Interest Period, the greater of (a) zero percent (0.0%) and (b) the per annum rate equal to the arithmetic average of the annual yield rates applicable to Canadian Dollar bankers’ acceptances for such Interest Period (or if such Interest Period is not equal to a number of months, for a term equivalent to the number of months closest to such Interest Period) on the “CDOR Page” (or any display substituted therefor) of Reuters Monitor Money Rates Services (or, if such source is unavailable, such other page or commercially available source displaying Canadian interbank bid rates for Canadian dollar bankers’ acceptances as may be designated by the Administrative Agent from time to time in a manner consistent with its selection of such a replacement source generally under credit agreements for which it acts as administrative agent) at or about 10:00 a.m. (Milwaukee time) two (2) Business Days prior to the commencement of such Interest Period; provided, that if such Canadian Dollar CDOR rate is unavailable at any time pursuant to the foregoing methodology, the Administrative Agent may select, using its reasonable judgment in a manner consistent with its selection of such a replacement source generally under credit agreements for which it acts as administrative agent, an alternative published interest rate to determine such rate. CDOR Rate Loan means a Canadian Loan denominated in Canadian Dollars and bearing interest at a rate determined by reference to the CDOR Rate. Change of Control means any of the following events: (a) any Person or group (within the meaning of Rule 13d-5 of the SEC under the Exchange Act as in effect on the Second Amendment Effective Date, but excluding (i) any employee benefit plan of such Person or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and (ii) any Permitted Holders) shall become the Beneficial Owner (as defined in Rule 13d-3 of the SEC under the Exchange Act as in effect on the Second Amendment Effective Date) of 30% or more (by number of votes) of the Voting Stock; (b) a majority of the members of the Board of Directors of the Company shall cease to be Continuing Members (other than as a result of the death or disability of a Continuing Member so long as there has not been an opportunity to replace such Continuing Member); (c) at any time prior to termination of the Canadian Sublimit, the Company shall fail to beneficially own, directly or indirectly, all of the outstanding equity interests in the Canadian Borrower; or (d) at any time prior to termination of the Dutch Sublimit, the Company shall fail to beneficially own, directly or indirectly, all of the outstanding equity interests in the Dutch Borrower. Change of Law means the occurrence after the Second Amendment Effective Date (or, in the case of any Lender that becomes a Lender after the Second Amendment Effective Date, the occurrence after the date such Lender becomes a Lender) of any of the following: the adoption of any Law, any change in any Law or the application or requirements thereof (whether such change occurs in accordance with the terms of such Law as enacted, as a result of amendment or

12 otherwise), any change in the interpretation or administration of any Law by any Governmental Authority, or compliance by any Lender with any request or directive (whether or not having the force of law) of any Governmental Authority, provided that (a) notwithstanding anything herein to the contrary but subject to clause (b) below, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, regulations, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change of Law”, regardless of the date enacted, adopted or issued, and (b) notwithstanding anything herein to the contrary, “Change of Law” shall exclude any change of the type described above that is merely proposed and not binding. Code means the U.S. Internal Revenue Code of 1986. Commitment means, as to each Lender, its obligation to (a) make Loans to the Borrowers pursuant to Section 2.1, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.1 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. Company has the meaning assigned to such term in the Preamble. Competitor means any competitor of the Company or any of its Subsidiaries that is in one or more of the same or similar lines of business as the Company or any of its Subsidiaries. Compliance Certificate means a certificate substantially in the form of Exhibit I. Connection Income Taxes means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. Consolidated EBITDA means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes (including franchise taxes based upon income) payable by the Company and its Subsidiaries for such period, (iii) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (iv) other non-cash charges, losses and expenses and other non-cash items, (v) the amount of fees, costs and expenses incurred in connection with any acquisition, any disposition, any investment, any incurrence, issuance, repayment, amendment or modification of Debt (including make-whole amounts, prepayment premiums and similar amounts) or any issuance, redemption or other retirement of equity interests during such period, (vi) the amount of (1) any restructuring, impairment and/or settlement charges and expenses, (2) any casualty or condemnation event, (3) any pension buyout and any related losses,

13 charges, costs and expenses and (4) any losses, charges and expenses in respect of discontinued operations, in each case incurred during such period, (vii) the amount of any other non-recurring and/or unusual costs, expenses, losses, charges or similar items incurred during such period, up to an aggregate amount per four consecutive fiscal quarters equal to the greater of (A) U.S.$50,000,000 and (B) an amount equal to 10% of Consolidated EBITDA for such period (as calculated without giving effect to this clause (vii)), and (viii) with respect to each Acquisition, demonstrable cost savings and cost synergies (in each case, net of continued associated expenses) that, as of the date of calculation with respect to such period, are anticipated by the Company in good faith to be realized within 18 months following such Acquisition, net of the amount of any such cost savings and cost synergies otherwise included, or added back, pursuant to this definition, provided that (A) the amount added back under this clause (viii) with respect to any period may not exceed 10% of Consolidated EBITDA for such period (as calculated without giving effect to this clause (viii)), (B) such cost savings and cost synergies have been reasonably detailed by the Company in the applicable Compliance Certificate furnished by the Company pursuant to Section 6.2(a), and (C) if any cost savings or cost synergies included in any pro forma calculations based on the anticipation that such cost synergies or cost savings will be achieved within such 18-month period shall at any time cease to be reasonably anticipated by the Company to be so achieved, then on and after such time pro forma calculations required to be made hereunder shall not reflect such cost synergies or cost savings and minus (b) any cash payments made during such period in respect of the item described in clause (iv) above subsequent to the fiscal quarter in which the relevant non-cash charge, loss or expense or other non-cash item, as applicable, was incurred; provided, however, that pro forma credit shall be given for the Consolidated EBITDA of any Person (or identifiable business units or divisions) acquired during the applicable period as if owned on the first day of the applicable period; Persons (or identifiable business units or divisions) sold, transferred or otherwise disposed of during any period will be treated as if not owned during the entire applicable period. Consolidated Interest Charges means, for any period, the sum of (a) all interest expense of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP and (b) to the extent not included in clause (a), the consolidated yield or discount accrued during such period on all Securitization Obligations. Consolidated Interest Coverage Ratio means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of the four prior fiscal quarters ending on such date to (b) Consolidated Interest Charges for such period, to the extent paid in cash and after giving effect to net receipts under interest rate hedging arrangements; provided, however that the Consolidated Interest Charges attributable to Persons (or identifiable business units or divisions) sold, transferred or otherwise disposed of during such period shall be excluded, and the Consolidated Interest Charges attributable to Persons (or identifiable business units or divisions) acquired during such period shall be included as if owned on the first day of such period. Consolidated Net Income means, for any period, for the Company and its Subsidiaries on a consolidated basis, the net income of the Company and its Subsidiaries (excluding gains and losses that, in each case, are unusual in nature and infrequently occurring under GAAP) for that period.

14 Consolidated Net Worth means the Company’s consolidated stockholders’ equity, including noncontrolling interests, but excluding (i) any accumulated other comprehensive income or loss and (ii) the non-cash effects of Accounting Standards Codification Topic 715, Compensation—Retirement Benefits (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect), arising from the termination of any pension plan or change in pension accounting method. Continuing Member means a member of the Board of Directors of the Company who (a) was a member of the Company’s Board of Directors on the Second Amendment Effective Date and has been such continuously thereafter, (b) became a member of such Board of Directors after the Second Amendment Effective Date and whose election or nomination for election was approved by a vote of the majority of the members of the Company’s Board of Directors who were then Continuing Members or by a nominating or similar committee of the Board of Directors by a vote of the majority of the members of such committee who were then Continuing Members, or (c) became a member of such Board of Directors after the Second Amendment Effective Date and whose election or nomination for election was approved by Permitted Holders. Contractual Obligation means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound. Corresponding Tenor with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. Conversion/Continuation Date means any date on which, under Section 2.4 or Section 2.6, a Borrower (a) converts Loans of one Type to the other Type or (b) continues as Eurocurrency Loans or CDOR Rate Loans, but with a new Interest Period, Eurocurrency Loans or CDOR Rate Loans having an Interest Period expiring on such date. Covered Entity means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). Covered Party has the meaning set forth in Section 11.22. Credit Extension means each of the following: (a) the making of any Loan and (b) an L/C Credit Extension.

15 CRR means regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012. Daily Eurodollar Loan means a Swing Line Loan that bears interest at the Daily Eurodollar Rate. Daily Eurodollar Rate means, with respect to a Swing Line Loan, the greater of (a) zero percent (0.0%) and (b) the applicable interest settlement rate for deposits in U.S. Dollars administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for one month appearing on the applicable Reuters screen (or on any successor or substitute page) as of 11:00 a.m. (London time) on a Business Day; provided that if the applicable Reuters screen (or any successor or substitute page) is not available at such time for any reason, the applicable Daily Eurodollar Rate for one month shall instead be the applicable interest settlement rate for deposits in U.S. Dollars administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for one month as reported by any other generally recognized financial information service reasonably selected by the Administrative Agent (in a manner consistent with its selection of such a replacement source generally under credit agreements for which it acts as administrative agent) as of 11:00 a.m. (London time) on a Business Day. For purposes of determining any interest rate hereunder or under any other Loan Document which is based on the Daily Eurodollar Rate, such interest rate shall change as and when the Daily Eurodollar Rate changes. Daily Simple SOFR means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent in good faith decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another comparable convention in its reasonable good faith discretion. Debt of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money and all mandatory purchase, redemption or other retirement obligations of such Person in respect of its mandatorily redeemable preferred stock; (b) all obligations issued, undertaken or assumed by such Person as the deferred purchase price of property or services (other than (i) trade and similar accounts payable and accrued expenses, in each case arising in the ordinary course of business and, in the case of accounts payable, on ordinary terms, (ii) accrued pension cost, employee compensation and benefits and postretirement health care obligations arising in the ordinary course of business, and (iii) obligations in respect of customer advances); (c) all non-contingent reimbursement or payment obligations of such Person with respect to letters of credit, other than trade letters of credit; (d) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments; (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement (other than an operating lease), or incurred as financing, in either case with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (f) all Capitalized Lease Obligations of such Person; (g) all indebtedness of the types referred to in clauses (a) through (f)

16 above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt, provided that the amount of any such Debt shall be deemed to be the lesser of the face principal amount thereof and the fair market value of the property subject to such Lien; (h) all net Hedging Obligations of such Person; and (i) all Guaranty Obligations of such Person in respect of indebtedness or obligations of others of the type referred to in clauses (a) through (f) above; provided, however, that Debt shall not include (i) indebtedness owing to the Company by any Subsidiary of the Company or indebtedness owing to any Subsidiary of the Company by the Company or any other Subsidiary of the Company; (ii) performance bonds or performance guaranties (or bank guaranties or letters of credit in lieu thereof); (iii) earnouts and holdbacks in connection with acquisitions that are contingent on the performance of the business (but excluding, for the avoidance of doubt, any indebtedness described in clause (e) above); (iv) legally defeased, discharged and/or redeemed Debt; provided that funds in an amount equal to all such Debt (including interest and any other amounts required to be paid to the holders thereof in order to give effect to such defeasance, discharge and/or redemption) have been irrevocably deposited with a trustee or other comparable escrow agent for the benefit of the relevant holders of such Debt) and (v) interest, fees, make-whole amounts, premium, charges or expenses, if any, relating to the principal amount of Debt. The amount of Debt of the Company and its Subsidiaries shall be calculated without duplication of Guaranty Obligations of the Company or any of its Subsidiaries in respect thereof. Debtor Relief Laws means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, arrangement, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally including, without limitation, the Dutch Bankruptcy Code (Faillissementswet). Default Rate means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to the rate otherwise applicable to such Obligations plus 2% per annum; and (b) when used with respect to Letter of Credit Fees, a rate equal to the Letter of Credit Fee Rate plus 2% per annum, in all cases to the fullest extent permitted by applicable Law. Default Right has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. § 252.81, 47.2 or 382.1, as applicable. Defaulting Lender means any Lender that (a) has failed to fund any portion of the Loans or participations in L/C Obligations or Swing Line Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless such amount is the subject of a good faith dispute (specifically identified), (c) has notified the Borrower, the Administrative Agent or any other Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply or has failed to comply with its funding obligations under this

17 Agreement or under other agreements in which it commits or is obligated to extend credit, (d) has failed, within three Business Days after request by the Administrative Agent or the Company, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations to fund prospective Loans and participations in L/C Obligations or Swing Line Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (d) upon the Administrative Agent’s or the Company’s receipt of such certification in form and substance satisfactory to it, (e) has become or is insolvent or has become the subject of a bankruptcy or insolvency proceeding, or had had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or (f) has become the subject of a Bail-In Action. Departing Lender means each lender under the Existing Credit Agreement that executes and delivers to the Administrative Agent a Departing Lender Signature Page. Departing Lender Signature Page means each signature page to this Agreement on which it is indicated that the Departing Lender executing the same shall cease to be a party to the Existing Credit Agreement on the Restatement Signing Date. Deteriorating Lender means (a) any Lender that is a Defaulting Lender or (b) any Lender as to which (i) the L/C Issuer has a good faith belief that such Lender has defaulted in fulfilling its obligations under other syndicated credit facilities other than as a result of a bona fide dispute or (ii) an entity that controls such Lender becomes subject to (a) a receivership, bankruptcy or other similar proceeding or (b) a Bail-In Action. For the purpose of this definition, “control” of any Lender shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise. Disposition has the meaning assigned to such term in Section 7.3. Disqualified Institution means, on any date, (a) any Person designated by the Company as a “Disqualified Institution” by written notice delivered to the Administrative Agent on or prior to the Second Amendment Effective Date and (b) any other Person that is a Competitor of the Company or any of its Subsidiaries, which Person has been designated by the Company as a “Disqualified Institution” by written notice to the Administrative Agent and the Lenders (including by posting such notice to the Lenders by electronic communication in accordance with Section 11.2(b)) not less than five (5) Business Days prior to such date; provided that (i) “Disqualified Institutions” shall exclude any Person that the Company has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent from time to time, and (ii) no supplement delivered pursuant to clause (b) above shall apply retroactively to disqualify any Persons that have previously acquired an assignment or participation interest in any Loan (but solely with respect to such Loan) in accordance with this Agreement. Disregarded Entity means an entity that, pursuant to Treas. Reg. § 301.7701-2(c)(2), is disregarded for U.S. federal income tax purposes as an entity separate from its owner.

18 Dollar Equivalent means, at any time, (a) as to any amount denominated in U.S. Dollars, the amount thereof at such time, and (b) as to any amount denominated in Canadian Dollars or Euros, as applicable, the equivalent amount in U.S. Dollars as determined by the Administrative Agent at such time on the basis of the Spot Rate for the purchase of U.S. Dollars with Canadian Dollars or Euros, as applicable. Domestic Subsidiary means any Subsidiary other than a Foreign Subsidiary. DQ List has the meaning assigned to such term in Section 11.8(l). Dutch Borrower has the meaning assigned to such term in the preamble to this Agreement. Dutch Borrowing means a Borrowing of Dutch Loans. Dutch Loan means a Loan to the Dutch Borrower denominated in U.S. Dollars or Euros. Dutch Sublimit means an amount equal to U.S.$150,000,000, as such amount may be adjusted from time to time pursuant to Section 2.22. The Dutch Sublimit is part of, and not in addition to, the Aggregate Commitment. E-SIGN means the Federal Electronic Signatures in Global and National Commerce Act, as amended from time to time, and any successor statute, and any regulations promulgated thereunder from time to time. Early Opt-in Election means: (a) in the case of Loans denominated in U.S. Dollars, the occurrence of: (1) a notification by the Administrative Agent to each of the other parties hereto that at least five currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as the then-current benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (2) the joint election by the Administrative Agent and the Company to trigger a fallback from the Eurocurrency Rate and the provision by the Administrative Agent of written notice of such election to the Lenders; and (b) in the case of Loans denominated in any Foreign Currency, the occurrence of: (1) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Company) that the Required Lenders have determined that syndicated credit facilities denominated in the applicable Foreign Currency being executed at such

19 time, or that include language similar to that contained in Section 3.5 are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the Relevant Rate, and (2) (i) the joint election by the Administrative Agent and the Company or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Company and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent and the Company. ECSA means the Electronic Commerce Security Act as in effect in the State of Illinois, as amended from time to time, and any successor statute, and any regulations promulgated thereunder from time to time. EEA Financial Institution means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. EEA Member Country means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. EEA Resolution Authority means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. Effective Amount means, with respect to any outstanding L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any issuance or amendment of a Letter of Credit occurring on such date, any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursement of outstanding unpaid drawings under any Letter of Credit or any reduction in the maximum amount available for drawing under any Letter of Credit taking effect on such date. Effective Date means November 12, 2010, to the extent used in any Loan Documents. Eligible Assignee means a Person that is (a) a Lender, an Affiliate of a Lender, an Approved Fund, or any other Person (other than a natural person or holding company, investment vehicle or trust for, or owned and operated for the benefit of, a natural Person) approved by (i) the Administrative Agent, the L/C Issuer and the Swing Line Lender and (ii) unless an Event of Default has occurred and is continuing, the Company (such approval not to be unreasonably withheld or delayed, provided that the Company shall be deemed to have consented to such Person unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof), and (b) (i) a commercial bank, savings and loan association or savings bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least

20 U.S.$500,000,000, (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the “OECD”), or a political subdivision of any such country, and having a combined capital and surplus of at least U.S.$500,000,000; provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD, (iii) a finance company, insurance company or other financial institution that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of U.S.$500,000,000, or (iv) a Person that is primarily engaged in the business of commercial lending and that is (x) a Subsidiary of a Lender, (y) a Subsidiary of a Person of which a Lender is a Subsidiary, or (z) a Person of which a Lender is a Subsidiary; provided that notwithstanding the foregoing, “Eligible Assignee” shall not include (1) the Company or any of the Company’s Affiliates or Subsidiaries or (2) any Defaulting Lender. For the avoidance of doubt, any Disqualified Institution shall be subject to the provisions of Section 11.8 relating to Disqualified Institutions. Environmental Claims means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment. Environmental Laws means all federal (United States of America and Canada), state, provincial, district, local, municipal and foreign laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental and land use matters. ERISA means the U.S. Employee Retirement Income Security Act of 1974, as amended. ERISA Affiliate means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). ERISA Event means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a substantial cessation of operations which is treated as such a withdrawal; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan; (d) the filing of a notice of intent to terminate a Pension Plan that has any Unfunded Pension Liability, the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, the receipt by the Company or any ERISA Affiliate of notice of termination of a Multiemployer Plan under Section 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate or appoint a trustee to administer a Pension Plan or, to the knowledge of the Company or any ERISA Affiliate, a Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or, to the knowledge of the Company or any ERISA Affiliate, any Multiemployer Plan; or (f) the

21 imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate. EU means the European Union. EU Bail-In Legislation Schedule means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. Euro or EUR means the single currency of the participating member states of the EU. Euro Outstandings means, for any Lender at any time, the aggregate principal amount of such Lender’s outstanding Dutch Loans denominated in Euros. Eurocurrency Borrowing means a Borrowing of Eurocurrency Loans. Eurocurrency Loan means a U.S. Loan, a Dutch Loan or a Canadian Loan denominated in U.S. Dollars that bears interest by reference to the Eurocurrency Rate (other than a Base Rate Loan for which interest is determined by reference to the Eurocurrency Rate). Eurocurrency Rate means, for the relevant Interest Period, the greater of (a) zero percent (0.0%) and (b) the applicable interest settlement rate for deposits in U.S. Dollars or Euros, as applicable, administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) appearing on the applicable Reuters screen (or on any successor or substitute page) as of 11:00 a.m. (London time) on the Quotation Date for such Interest Period, and having a maturity equal to such Interest Period, provided that, if the applicable Reuters screen (or any successor or substitute page) is not available at such time for any reason, the applicable Eurocurrency Rate for the relevant Interest Period shall instead be the applicable interest settlement rate for deposits in U.S. Dollars or Euros, as applicable, administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) as reported by any other generally recognized financial information service reasonably selected by the Administrative Agent (in a manner consistent with its selection of such a replacement source generally under credit agreements for which it acts as administrative agent) as of 11:00 a.m. (London time) on the Quotation Date for such Interest Period, and having a maturity equal to such Interest Period. Event of Default has the meaning assigned to such term in Section 8.1. Exchange Act means the Securities Exchange Act of 1934. Excluded Taxes means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender with respect to a Loan or Commitment extended to a U.S. Borrower, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment

22 pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Company under Section 3.7) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.1, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.1(g) and (d) any U.S. federal withholding Taxes imposed under FATCA. Existing Credit Agreement has the meaning assigned to such term in the recitals to this Agreement. Existing Loan shall mean each “Loan” under and as defined in the Existing Credit Agreement outstanding immediately prior to the Restatement Signing Date. FATCA means Sections 1471 through 1474 of the Code, as of the Second Amendment Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing. Federal Funds Rate means, for any day, the greater of (a) zero percent (0.0%) and (b) the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 9:00 a.m. (Milwaukee time) on such day on such transactions received by the Administrative Agent from three (3) federal funds brokers of recognized standing selected by the Administrative Agent in its reasonable discretion. First Amendment Effective Date means December 15, 2016. First Rate has the meaning assigned to such term in Section 2.13(j). Floor means 0%. Foreign Currencies means (i) Euro and (ii) Canadian Dollars. Foreign Currency Equivalent means, at any time, with respect to any Foreign Currency, as to any amount denominated in U.S. Dollars, the equivalent amount in such Foreign Currency as determined by the Administrative Agent at such time on the basis of the Spot Rate for the purchase of such Foreign Currency with U.S. Dollars. Foreign Lender means (a) if the applicable Borrower is a U.S. Person, (i) a Lender that is neither a Disregarded Entity nor a U.S. Person, and (ii) a Lender that is a Disregarded Entity and that is treated for U.S. federal income tax purposes as having as its sole owner a Person that is

23 not a U.S. Person, and (b) if the applicable Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the applicable Borrower is resident for tax purposes. Foreign Subsidiary means any Subsidiary that (i) is organized under the laws of a jurisdiction other than the United States or a State thereof and (ii) does substantially all of its business outside of the United States. FRB means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions. Fronting Exposure means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Total Pro Rata Share of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Total Pro Rata Share of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms hereof. Fund means any Person (other than a natural person or holding company, investment vehicle or trust for, or owned and operated for the benefit of, a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business. Funded Debt means, at any time, the sum (determined on a consolidated basis and without duplication) of the principal amount of (i) all Debt of the Company and its Subsidiaries of the types described in clauses (a), (b), (d), (e), (f) and (g) of the definition of Debt, (ii) all non- contingent reimbursement obligations of the Company and its Subsidiaries with respect to letters of credit (other than trade letters of credit) issued for the account of the Company or any Subsidiary to support, and all Guaranty Obligations of the Company and its Subsidiaries in respect of, Funded Debt of any Person other than the Company or a Subsidiary and (iii) to the extent not included in clause (i) above, all Securitization Obligations of the Company and its Subsidiaries. Funded Net Debt means, at any time, Funded Debt of the Company and its Subsidiaries, minus (x) 100% of domestic cash and cash equivalents and (y) 100% of foreign cash and cash equivalents that, in the case of this clause (y), are unrestricted, unencumbered (other than by any Liens contemplated by clause (i) below) and freely transferable to the United States (it being understood and agreed that the transfer of cash and cash equivalents being subject to (i) any procedures or limitations which are solely within the control of the Company or the applicable Subsidiary, (ii) any approval, filing, consent or the like of any third party or Governmental Authority (A) that is merely of a routine or administrative nature, (B) that is routinely and ordinarily provided or accepted by such third party or Governmental Authority in the ordinary course and (C) the most recent of which, at the time of determination, has not been denied or rejected by such third party or Governmental Authority and/or (iii) the imposition of any nominal governmental stamp, documentary or similar nominal tax, charge or similar levy, in each case,

24 shall not cause such cash and cash equivalents not to be “unrestricted, unencumbered and freely transferable” within the meaning of the foregoing), in each case, to the extent that such cash and cash equivalents (i) are not subject to any Lien in favor of any creditor (other than any Lien of the type contemplated by Section 7.1(b) or Section 7.1(h)) and (ii) exceed, in the aggregate after giving effect to clause (i), U.S.$25,000,000. GAAP means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination. Governmental Authority means any applicable nation or government, any state, provincial or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory, taxing or administrative functions of or pertaining to government, in each case having or purporting to have jurisdiction in the relevant circumstances (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting generally applicable financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). Guaranty means that certain Guaranty, dated as of November 12, 2010 (as amended, supplemented and otherwise modified from time to time) by and among the “Guarantors” party thereto and Wells Fargo Bank, National Association, as administrative agent. For the avoidance of doubt, the Guaranty is not in effect as of the Second Amendment Effective Date. Guaranty Obligation means, as to any Person (without duplication), any direct or indirect liability of such Person, with or without recourse, with respect to any Debt, lease, letter of credit or other obligation (the “primary obligations”) of another Person (the “primary obligor”), including any obligation of such Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof and, in the case of a Guaranty Obligation of the type described in clause (iii) above, shall be net of the value of the property, securities or services purchased, in each case, as determined by the guarantor in good faith; provided that if any Guaranty Obligation (a) is limited to an amount less than the obligations guaranteed or supported, the amount of the such Guaranty Obligation shall

25 be equal to the lesser of the amount determined pursuant to the initial clause of this sentence and the amount to which such Guaranty Obligation is so limited; or (b) is limited to recourse against a particular asset or assets of such Person, the amount of such Guaranty Obligation shall be equal to the lesser of the amount determined pursuant to the initial clause of this sentence and the fair market value of such asset or assets at the date for determination of the amount of such Guaranty Obligation. Hedging Obligations means, with respect to any Person, all liabilities of such Person under interest rate, currency and commodity swap agreements, cap agreements and collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates, currency exchange rates or commodity prices. Increasing Lender has the meaning set forth in Section 2.21. Incremental Term Loan has the meaning set forth in Section 2.21. Incremental Term Loan Amendment has the meaning set forth in Section 2.21. Indemnified Liabilities has the meaning assigned to such term in Section 11.5. Indemnified Person has the meaning assigned to such term in Section 11.5. Indemnified Taxes means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. Independent Auditor has the meaning assigned to such term in subsection 6.1(a). Insolvency Proceeding means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, arrangement (including the arrangement provisions of corporate statutes), dissolution, winding-up or relief of debtors or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, undertaken under federal (United States of America or Canada), state, provincial or foreign law, including the U.S. Bankruptcy Code and the Dutch Bankruptcy Code (Faillissementswet). Interest Payment Date means, as to any Base Rate Loan, the last Business Day of each calendar quarter, and as to any Eurocurrency Loan or CDOR Rate Loan, the last day of each Interest Period applicable to such Loan, provided that if any Interest Period for a Eurocurrency Loan or CDOR Rate Loan exceeds three months, each three month anniversary of the beginning of such Interest Period shall also be an Interest Payment Date. Interest Period means, as to any Eurocurrency Loan or CDOR Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which such Loan is converted into or continued as a Eurocurrency Loan or continued as a CDOR Rate Loan, as applicable, and ending on the date one week (with respect to Eurocurrency Loans

26 only) or one, three or six months thereafter (or such other period as may be approved by all Lenders) as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation, as the case may be; provided that: (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day; (ii) any Interest Period (other than an Interest Period with a duration of less than one month) that commences on the last Business Day of a calendar month or that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period; and (iii) no Interest Period shall extend beyond the Termination Date. IRS means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code. ISDA Definitions means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. ISP means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance). Issuer Documents means with respect to any Letter of Credit, the Letter Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Company (or any Subsidiary) or in favor the L/C Issuer and relating to any such Letter of Credit. ITA means the Income Tax Act (Canada). Joint Lead Arrangers means, collectively, U.S. Bank National Association, Wells Fargo Securities, LLC, BofA Securities, Inc., and BMO Harris Bank N.A. Laws means, collectively, all international, foreign, federal (United States of America, Canada and the Netherlands), state, provincial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

27 L/C Advance means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Total Pro Rata Share. L/C Application means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer, with such modifications as the Company and the L/C Issuer may reasonably approve. L/C Borrowing means an extension of credit resulting from a drawing under any Letter of Credit that has not been reimbursed on the date required pursuant to Section 2.7.3(a) or refinanced as a Borrowing of U.S. Loans. L/C Credit Extension means, with respect to any Letter of Credit, the issuance thereof, the extension of the expiry date thereof or the increase of the amount thereof. L/C Issuer means U.S. Bank in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder. L/C Obligations means, as at any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. Lender has the meaning specified in the preamble hereto and includes each Lender designated as a Lender on its signature page hereto, each Person that becomes a Lender pursuant to Section 2.21 and the permitted successors and assigns of any of the foregoing, and, as the context requires, includes the L/C Issuer and the Swing Line Lender. Lending Office means, as to any Lender, the office(s), branch, Affiliate or Subsidiary of such Lender specified as its “Lending Office” or “Domestic Lending Office” or “Eurocurrency Lending Office”, as the case may be, in its Administrative Questionnaire, or such other office(s), branch, Affiliate or Subsidiary as such Lender may from time to time notify the Company and the Administrative Agent. Letter of Credit means any standby letter of credit issued hereunder. Letter of Credit Expiration Date means the day that is seven days prior to the Termination Date then in effect (or, if such day is not a Business Day, the next preceding Business Day). Letter of Credit Fee has the meaning specified in subsection 2.7.9. Letter of Credit Fee Rate means, at any time, the Applicable Margin for Eurocurrency Loans. Letter of Credit Sublimit means an amount equal to U.S.$25,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitment.

28 Leverage Ratio means, as of the end of any fiscal quarter or fiscal year, the ratio of (a) Funded Net Debt to (b) the sum of Funded Net Debt plus Consolidated Net Worth. LIBOR means the London interbank offered rate. Lien means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment for security, charge or deposit arrangement intended for security purposes, encumbrance, lien (statutory or other) or other similar arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement), the interest of a lessor under a capital lease, or any financing lease having substantially the same economic effect as any of the foregoing, but not including the interest of a lessor under an operating lease. Limited Conditionality Acquisition means an acquisition for which the Company has determined, in good faith, that limited conditionality is reasonably necessary. Limited Conditionality Acquisition Agreement means the definitive acquisition documentation in respect of a Limited Conditionality Acquisition. Loan means an extension of credit by a Lender to a Borrower under Section 2 in the form of a U.S. Loan, Dutch Loan, Canadian Loan or Swing Line Loan. Loan Documents means this Agreement, each Note, each Issuer Document, the Bank of America Fee Letter, the Wells Fargo Fee Letter, the U.S. Bank Fee Letter and the BMO Fee Letter. Margin Stock means “margin stock” as such term is defined in Regulation T, U or X of the FRB. Material Acquisition means an Acquisition with respect to which the aggregate consideration paid or to be paid (including liabilities to be assumed as part of the purchase consideration) is equal to or greater than U.S.$250,000,000. Material Adverse Effect means (a) a material adverse change in, or a material adverse effect upon, the operations, business, financial condition, assets or liabilities of the Company and its Subsidiaries taken as a whole, excluding changes and effects in connection with specific events (and not general economic or industry conditions) applicable to the Company and/or its Subsidiaries as disclosed in any Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Current Report on Form 8-K filed with or furnished to the SEC, in each case prior to the Second Amendment Effective Date; or (b) a material impairment of the ability of a Borrower to perform its obligations hereunder. Material Financial Obligations means Debt (other than (i) Hedging Obligations and (ii) Debt, in each case, of the Company to any Material Subsidiary or of any Material Subsidiary to the Company or any other Material Subsidiary) or Guaranty Obligations of the Company or any Material Subsidiary (other than Guaranty Obligations of the Company with respect to the obligations of any Material Subsidiary or of any Material Subsidiary with respect to the obligations of the Company or any other Material Subsidiary) in an aggregate principal amount

29 (including undrawn committed or available amounts), or Hedging Obligations (based upon the applicable termination value) or Securitization Obligations of the Company or any Material Subsidiary in an aggregate amount, equal to U.S.$30,000,000 or more. Material Subsidiary means, at any time, (i) while the Canadian Sublimit is in effect or any Loan is outstanding to the Canadian Borrower, the Canadian Borrower, (ii) while the Dutch Sublimit is in effect or any Loan is outstanding to the Dutch Borrower, the Dutch Borrower and (iii) any other Subsidiary of the Company (other than any bankruptcy-remote special purpose financing entity) that has a Threshold Percentage (as defined below) or more of the Company’s consolidated total assets (after elimination of intercompany assets) at such time or the Company’s consolidated revenues (after the elimination of intercompany revenues) at such time. For purposes of the foregoing, “Threshold Percentage” means 10%; provided that the Company may at any time permanently reduce the Threshold Percentage by written notice to the Administrative Agent setting forth the new Threshold Percentage. Maximum Rate has the meaning assigned to such term in Section 2.13(h). Minimum Collateral Amount means, with respect to a Defaulting Lender, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 103% of the Fronting Exposure of the L/C Issuer with respect to such Defaulting Lender for all Letters of Credit issued and outstanding at such time and (b) otherwise, an amount determined by the Administrative Agent and the L/C Issuer in their sole discretion. Multiemployer Plan means a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA, with respect to which the Company or any ERISA Affiliate may have any liability. Non-Consenting Lender has the meaning assigned to such term in Section 11.1. Non-Defaulting Lender means, at any time, each Lender that is not a Defaulting Lender at such time. Non-Public Lender means: (i) until the publication of an interpretation of “public” as referred to in the CRR by the relevant competent authority/ies: an entity which (x) assumes existing rights and/or obligations vis-à-vis a Dutch Borrower organized under the laws of the Netherlands, the value of which is at least EUR100,000 (or its equivalent in another currency), (y) provides repayable funds for an initial amount of at least EUR100,000 (or its equivalent in another currency) or (z) otherwise qualifies as not being part of the ‘public’; and (ii) as soon as the interpretation of the term “public” as referred to in the CRR has been published by the relevant authority/ies: an entity which is not considered to be part of the ‘public’ on the basis of such interpretation. Note means a promissory note executed by a Borrower in favor of a Lender pursuant to subsection 2.2(b), in substantially the form of Exhibit H. Notice of Borrowing means a notice in substantially the form of Exhibit A. Notice of Conversion/Continuation means a notice in substantially the form of Exhibit B.

30 Obligations means, with respect to a Borrower, all advances, debts, liabilities, obligations, covenants and duties arising under this Agreement or any other Loan Document owing by such Borrower to any Lender, the Administrative Agent or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, or now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. OFAC means the Office of Foreign Assets Control of the U.S. Department of Treasury. Organization Documents means (i) for any corporation, the certificate of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, any unanimous shareholders’ agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation, (ii) for any partnership or joint venture, the partnership or joint venture agreement and any other organizational document of such entity, (iii) for any limited liability company, the certificate or articles of organization, the operating agreement and any other organizational document of such limited liability company, (iv) for any trust, the declaration of trust, the trust agreement and any other organizational document of such trust and (v) for any other entity, the document or agreement pursuant to which such entity was formed and any other organizational document of such entity. Other Connection Taxes means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). Other Taxes means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are (a) Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.7) and/or (b) Excluded Taxes. Participant has the meaning assigned to such term in subsection 11.8(d). Participant Register has the meaning assigned to such term in subsection 11.8(d). Patriot Act has the meaning assigned to such term in Section 11.7. PBGC means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

31 Pension Plan means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA with respect to which the Company or any ERISA Affiliate may have any liability but not including any Multiemployer Plan. Permitted Holders means lineal descendants (by blood or adoption) of L. R. Smith, the respective current or former spouses of such descendants, trusts (including voting trusts) primarily for the benefit of any one or more of the foregoing (whether or not also for the benefit of other persons) or controlled by any one or more of the foregoing, trustees of such trusts in their capacities as such trustees, custodians for any such descendants or any corporation, limited liability company or other entity controlled by (within the meaning of Rule 12b-2 of the SEC under the Exchange Act as in effect on the date hereof) any one or more of the foregoing. Without limitation, a trust will be deemed controlled by one or more of the foregoing so long as trustees who are not one or more of the foregoing cannot take action without the assent of a trustee or trustees who are one or more of the foregoing. Person means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority. Plan means an employee benefit plan (as defined in Section 3(3) of ERISA) with respect to which the Company may have any liability. Platform has the meaning assigned to such term in Section 11.2(b). Prime Rate means a rate per annum equal to the prime rate of interest announced from time to time by U.S. Bank or its parent (which is not necessarily the lowest rate charged to any customer); each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. PTE means a prohibited transaction class exemption issued by the U.S. Department of Labor, as amended from time to time. QFC has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D). QFC Credit Support has the meaning set forth in Section 11.22. Quotation Date means, in relation to any Interest Period for which an interest rate is to be determined, (a) if the related Loan is denominated in U.S. Dollars, two (2) Business Days before the first day of that period and (b) if the related Loan is denominated in Euro, two (2) TARGET Days and two (2) London Business Days (to the extent the two are not the same) before the first day of such period. Recipient means (a) the Administrative Agent, (b) any Lender, (c) the Swing Line Lender or (d) the L/C Issuer, as applicable. Reference Time with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Eurocurrency Rate, 11:00 a.m. (London time) on the day that is two

32 London banking days preceding the date of such setting, and (2) if such Benchmark is not the Eurocurrency Rate, the time determined by the Administrative Agent in its reasonable good faith discretion. Related Parties means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, members, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. Relevant Governmental Body means (i) with respect to a Benchmark Replacement in respect of Loans denominated in U.S. Dollars, the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto and (ii) with respect to a Benchmark Replacement in respect of Loans denominated in any Foreign Currency, (a) the central bank for the currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement or (b) any working group or committee officially endorsed or convened by (1) the central bank for the currency in which such Benchmark Replacement is denominated, (2) any central bank or other supervisor that is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement, (3) a group of those central banks or other supervisors or (4) the Financial Stability Board or any part thereof. Relevant Rate means (i) with respect to any Eurocurrency Borrowing, the Eurocurrency Rate, (ii) with respect to any CDOR Borrowing, the CDOR Rate, or (iii) with respect to any Daily Eurodollar Loan, the Daily Eurodollar Rate, as applicable. Replacement Lender has the meaning assigned to such term in Section 3.7. Reportable Event means any of the events set forth in Section 4043 of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC. Required Lenders means, as of any date of determination, Lenders that have Total Pro Rata Shares aggregating more than 50%; provided that the Total Pro Rata Share of any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders; provided, further that, the amount of any participation in any Swing Line Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swing Line Lender or L/C Issuer, as the case may be, in making such determination. Requirement of Law means, as to any Person, any law (statutory or common and including, without limitation, the Dutch Works Council Act (Wet op de Ondernemingsraden)), treaty, rule or regulation or determination of an arbitrator (under binding arbitration) or of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. Removal Effective Date has the meaning assigned to such term in Section 9.6(b).

33 Resignation Effective Date has the meaning assigned to such term in Section 9.6(a). Resolution Authority means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. Responsible Officer means (i) the chief executive officer, the president, the chief financial officer, the secretary, any assistant secretary, the treasurer or any assistant treasurer of the Company, or any other officer of the Company having substantially the same authority and responsibility and (ii) with respect to the Dutch Borrower, any director of the Dutch Borrower authorized to represent the Dutch Borrower or any other Person with express irrevocable authority to act on behalf of the Dutch Borrower designated as such by the board of directors of the Dutch Borrower. Restatement Effective Date means December 12, 2012. Restatement Signing Date means December 12, 2012. Reuters means Thomson Reuters Corp., Refinitiv or any successor thereto. Sanctioned Country means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (as of the Second Amendment Effective Date, Crimea, Cuba, Iran, North Korea and Syria). Sanctioned Person means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, Department of Foreign Affairs and International Trade Canada, the Department of Public Safety Canada, the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country in violation of Sanctions or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b). Sanctions means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, (b) the Canadian Government, including those administered by the Department of Foreign Affairs and International Trade Canada or the Department of Public Safety Canada or (c) the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority. SEC means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. Second Amendment Effective Date means April 1, 2021. Securitization Obligations means, with respect to any Securitization Transaction, the aggregate investment or claim held at any time by all non-Affiliate purchasers, assignees or transferees of (or of interests in) or holders of obligations that are supported or secured by

34 accounts receivable, lease receivables and other rights to payment in connection with such Securitization Transaction, but excluding any equity investment or subordinated debt held by the Company or any Subsidiary. Securitization Transaction means any sale, assignment or other transfer by the Company or any Subsidiary of accounts receivable, lease receivables or other payment obligations owing to the Company or such Subsidiary or any interest in any of the foregoing, together in each case with any collections and other proceeds thereof, any collection or deposit accounts related thereto, and any collateral, guaranties or other property or claims in favor of the Company or such Subsidiary supporting or securing payment by the obligor thereon of, or otherwise related to, any such receivables or other payment obligations. Senior Note Purchase Agreement means (a) that certain Second Amended and Restated Master Senior Note and Private Shelf Agreement dated as of December 20, 2013, among the Company and the note purchasers party thereto, and (b) that certain Second Amended and Restated Master Note and Medium Term Note Agreement dated as of March 6, 2014, among the Company and the note purchasers party thereto, in each case, as amended, amended and restated, supplemented and/or modified from time to time in accordance with the terms thereof. Senior Note Purchase Documents means the Senior Note Purchase Agreement and all agreements and documents executed in connection therewith at any time and as amended or modified from time to time. SOFR means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website at approximately 7:00 a.m. (Milwaukee time), or in the case of an update to such rate by the SOFR Administrator, at approximately 1:30 p.m. (Milwaukee time) on the immediately succeeding Business Day. SOFR Administrator means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). SOFR Administrator’s Website means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. SPC has the meaning set forth in Section 11.8. Specified Quarter means a fiscal quarter of the Company during which a Material Acquisition has been consummated. Spot Rate means, on any date, the rate at which Canadian Dollars or Euros may be exchanged into U.S. Dollars, or U.S. Dollars may be exchanged into Canadian Dollars or Euros, as applicable, at the time of determination on such day on the Reuters WRLD Page for such currency. In the event that such rate does not appear on any Reuters WRLD Page, the Spot Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Company, or, in the absence of such an agreement, such Spot Rate shall instead be the arithmetic average of the spot rates of

35 exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about such time as the Administrative Agent shall elect in its reasonable discretion after determining that such rates shall be the basis for determining the Spot Rate, on such date for the purchase of U.S. Dollars for delivery two (2) Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be presumed correct absent demonstrable error. Subsidiary of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by such Person, or one or more of the Subsidiaries of such Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a “Subsidiary” refer to a Subsidiary of the Company. Supported QFC has the meaning set forth in Section 11.22. Swing Line Borrowing Notice has the meaning set forth in Section 2.8. Swing Line Lender means U.S. Bank or such other Lender which may succeed to its rights and obligations as Swing Line Lender pursuant to the terms of this Agreement. Swing Line Loan means an extension of credit by the Swing Line Lender to the Company under Section 2.8. Swing Line Sublimit means the maximum principal amount of Swing Line Loans the Swing Line Lender may have outstanding to the Company at any one time, which, as of the Second Amendment Effective Date, is U.S.$50,000,000. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitment. TARGET means Trans-European Automated Real-time Gross Settlement Express Transfer payment system. TARGET Day means any day on which TARGET is open for settlement of payments in Euro. Taxes means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. Term SOFR means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. Term SOFR Notice means a notification by the Administrative Agent to the Lenders and the Company of the occurrence of a Term SOFR Transition Event.

36 Term SOFR Transition Event means the determination by the Administrative Agent at any time, in its sole good faith discretion, that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent in accordance with the convention for this rate selected or recommended by the Relevant Governmental Body for determining “Term SOFR” for syndicated business loans, and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in a Benchmark Replacement in accordance with Section 3.5(b) that is not Term SOFR. Termination Date means the earlier to occur of (a) April 1, 2026; provided, however, if such date is not a Business Day, the Termination Date under this clause (a) shall be the next preceding Business Day, or (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement. Total Canadian Dollar Outstandings means the combined Canadian Dollar Outstandings of all Lenders. Total Euro Outstandings means the combined Euro Outstandings of all Lenders. Total Outstandings means the sum of the Dollar Equivalent of the Total Canadian Dollar Outstandings plus the Total U.S. Dollar Outstandings plus the Dollar Equivalent of the Total Euro Outstandings. Total Pro Rata Share means, for any Lender at any time, the proportion (expressed as a decimal, rounded to the ninth decimal place) that (a) such Lender’s Commitment constitutes of (b) the Aggregate Commitment, subject to adjustment as provided in Section 2.23 (or, after the Commitments have terminated, that (i) the sum of the U.S. Dollar Outstandings, Euro Outstandings and the Canadian Dollar Outstandings of such Lender constitute of the Total Outstandings). The initial Total Pro Rata Share of each Lender is set forth opposite the name of such Lender on Schedule 2.1 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. Total U.S. Dollar Outstandings means the sum of the aggregate principal amount of all outstanding U.S. Loans, Dutch Loans denominated in U.S. Dollars and Canadian Loans denominated in U.S. Dollars plus the Effective Amount of all L/C Obligations plus the aggregate principal amount of all outstanding Swing Line Loans. Type means, (i) the characterization of a U.S. Loan, a Dutch Loan or a Canadian Loan denominated in U.S. Dollars as a Base Rate Loan or a Eurocurrency Loan, or (ii) the characterization of a Canadian Loan denominated in Canadian Dollars as a CDOR Rate Loan, as applicable. UK Financial Institution means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

37 UK Resolution Authority means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. Unadjusted Benchmark Replacement means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. Unfunded Pension Liability means, with respect to any Plan, the amount of unfunded benefit liabilities of such Plan within the meaning of Section 4001(a)(18) of ERISA. United States and U.S. each means the United States of America. Unmatured Event of Default means any event or circumstance which, with the giving of notice, the lapse of time or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default. Unreimbursed Amount has the meaning specified in subsection 2.7.3(a). Unused Commitment Fee Rate means, at any time, the applicable percentage set forth in Schedule 1.1 opposite the Leverage Ratio as of the end of the immediately preceding fiscal quarter or fiscal year, as adjusted on the date that is five Business Days after the date on which the Compliance Certificate relating to such fiscal quarter or fiscal year, as applicable, is scheduled to be delivered. U.S. Bank means U.S. Bank National Association, a national banking association. U.S. Bank Fee Letter means that certain Fee Letter, dated March 11, 2021, by and among U.S. Bank and the Borrowers. U.S. Borrower means any Borrower that is a U.S. Person. U.S. Borrowing means a Borrowing of U.S. Loans. U.S. Dollar Outstandings means, for any Lender at any time, the aggregate principal amount of such Lender’s outstanding U.S. Loans, Dutch Loans denominated in U.S. Dollars and Canadian Loans denominated in U.S. Dollars plus (without duplication) the participation of such Lender in (or in the case of the L/C Issuer, the unparticipated portion of) the Effective Amount of all L/C Obligations and Swing Line Loans. U.S. Dollars and U.S.$ each mean lawful money of the United States. U.S. Lender means a Lender that is not a Foreign Lender. U.S. Loan means a Loan to the Company denominated in U.S. Dollars. U.S. Person means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. U.S. Special Resolution Regimes has the meaning set forth in Section 11.22.

38 U.S. Tax Compliance Certificate has the meaning specified in Section 3.1(g). Voting Stock means (a) at any time that the Class A Common Stock of the Company is entitled to elect a majority of the members of the Board of Directors of the Company, such Class A Common Stock; and (b) at any other time, all outstanding securities of all classes of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to elect a majority of the directors of the Company. Wells Fargo Fee Letter means that certain Fee Letter, dated March 11, 2021, by and among Wells Fargo Bank, National Association, Wells Fargo Securities, LLC and the Borrowers. Wholly-Owned Subsidiary means any Subsidiary in which (other than directors’ qualifying shares required by Law) 100% of the capital stock of each class or other equity interests is owned, beneficially and of record, by the Company, or by one or more other Wholly- Owned Subsidiaries, or a combination of the foregoing. Withholding Agent means any Borrower and the Administrative Agent. Write-Down and Conversion Powers means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.2 Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified. (c) The term “including” is not limiting and means “including without limitation.” (d) The terms “shall” and “will” have the same meaning as the term “must.”. (e) Unless the context otherwise clearly requires, “or” has the inclusive meaning represented by the phrase “and/or.”

39 (f) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including.” (g) Unless otherwise expressly provided herein or in any other Loan Document, (i) references herein or in any other Loan Document to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement or any other Loan Document, (ii) references herein or in any other Loan Document to any statute or regulation are to be construed as including all statutory and regulatory provisions or rules consolidating, amending, replacing, supplementing, interpreting or implementing such statute or regulation and (iii) references to any Person herein or in any other Loan Document shall be construed to include such Person’s successors and assigns (subject to any limitations on assignment set forth herein or in any other Loan Document). (h) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement. (i) This Agreement may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. (j) This Agreement is the result of negotiations among and has been reviewed by counsel to the Administrative Agent, the Borrowers and the Lenders, and is the product of all parties. Accordingly, this Agreement shall not be construed against the Lenders or the Administrative Agent merely because of the Administrative Agent’s or the Lenders’ involvement in its preparation. 1.3 Accounting Principles. (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP. If any financial statements prepared by or on behalf of the Company apply accounting principles other than GAAP (including as a result of any event described in subsection 1.3(b)), the Compliance Certificate accompanying such financial statements shall include information in reasonable detail reconciling such financial statements to GAAP to the extent relevant to the calculations set forth in such Compliance Certificate. (b) If at any time any change in GAAP or in the application thereof would affect the computation of any financial ratio or requirement set forth herein and the Company or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change (subject to the approval of the Required Lenders); provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP without giving effect to such change.

40 (c) Notwithstanding anything to the contrary herein, (i) all financial covenants contained herein shall be calculated, and compliance with all other covenants contained herein (excluding, for the avoidance of doubt, any covenant requiring the delivery of financial statements) shall be determined, (x) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Debt or other liabilities of the Company or any Subsidiary at “fair value”, as defined therein and (y) without giving effect to any treatment of Debt in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Debt in a reduced or bifurcated manner as described therein, and such Debt shall at all times be valued at the full stated principal amount thereof and (ii) the determination of whether a lease constitutes a capital lease or an operating lease, and whether obligations arising under a lease are required to be capitalized on the balance sheet of the lessee thereunder and/or recognized as interest expense in the lessee’s financial statements (in each case, other than for purposes of the preparation or delivery of financial statements), shall be determined under GAAP as in effect on the Restatement Signing Date, notwithstanding any modification or interpretative change thereto that may occur thereafter (it being understood and agreed, for the avoidance of doubt, financial statements delivered pursuant to Sections 6.1(a) and 6.1(b) shall be prepared without giving effect to this clause (ii)). (d) References herein to “fiscal year” and “fiscal quarter” refer to such fiscal periods of the Company. 1.4 Amendment and Restatement. It is intended by the parties hereto that (a) all obligations of the parties under the Existing Credit Agreement shall continue to exist under and be evidenced by this Agreement and the other Loan Documents; and (b) except as expressly stated herein or amended hereby, the Existing Credit Agreement, the Guaranty and each Issuer Document are ratified and confirmed as remaining unmodified and in full force and effect with respect to all obligations thereunder; it being understood that it is the intent of the parties hereto that this Agreement does not constitute a novation of rights, obligations and liabilities of the respective parties existing under the Existing Credit Agreement and such rights, obligations and liabilities shall continue and remain outstanding, and that this Agreement amends, restates and replaces in its entirety the Existing Credit Agreement. On the Restatement Signing Date, (i) the Guaranty and each Issuer Document that was in effect immediately prior to the Restatement Signing Date shall continue to be effective, (ii) unless the context otherwise requires, any reference to the Existing Credit Agreement contained in any Loan Document shall be deemed to refer to this Agreement and any reference to the Loans or Obligations shall be deemed to refer to the Loans and Obligations under this Agreement, (iii) the Administrative Agent shall make such reallocations, sales, assignments or other relevant actions in respect of each Lender’s credit exposure under the Existing Credit Agreement as are necessary in order for each Lender’s credit exposure and outstanding Loans hereunder to reflect such Lender’s Total Pro Rata Share thereof on the Restatement Signing Date and (iv) the Existing Loans, if any, of each Departing Lender shall be repaid in full (accompanied by any accrued and unpaid interest and fees thereon), each Departing Lender’s “Commitment” under the Existing Credit Agreement shall be terminated and each Departing Lender shall not be a Lender hereunder. Each Lender and Departing Lender hereby waives any right to prior notice of the termination or reduction of its “Commitments”

41 under, or prepayment of its “Loans” under, the Existing Credit Agreement. Prior to the Restatement Signing Date, all Loan Documents (as defined in the Existing Credit Agreement) shall remain in full force in effect in accordance with their existing terms. 1.5 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time. 1.6 LIBOR Notification. The interest rate on a Loan denominated in an Agreed Currency may be derived from an interest rate benchmark that is, or may in the future become, the subject of regulatory reform. Regulators have signaled the need to use alternative benchmark reference rates for some of these interest rate benchmarks and, as a result, such interest rate benchmarks may cease to comply with applicable laws and regulations, may be permanently discontinued, and/or the basis on which they are calculated may change. Section 3.5(b) provides a mechanism for (a) determining an alternative rate of interest in the circumstances set forth in Section 3.5(b), and (b) modifying this Agreement to give effect to such alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to (i) LIBOR or other rates in the definition of Eurocurrency Rate and Daily Eurodollar Rate or (ii) the CDOR Rate or, in either case, with respect to any alternative or successor rate thereto, or replacement rate thereof (other than, for the avoidance of doubt, with respect to its obligation to implement the foregoing in accordance with the terms of this Agreement), including without limitation, whether any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 3.5(b), will have the same value as, or be economically equivalent to, the Eurocurrency Rate, the Daily Eurodollar Rate or the CDOR Rate, as applicable. 1.7 Certain Calculations. No Unmatured Event of Default or Event of Default shall arise as a result of any limitation or threshold set forth in U.S. Dollars in Sections 7 and 8 under this Agreement being exceeded solely as a result of changes in currency exchange rates from those rates applicable on the last day of the fiscal quarter of the Company immediately preceding the fiscal quarter of the Company in which the applicable transaction or occurrence requiring a determination occurs. SECTION 2 THE CREDITS 2.1 Amounts and Terms of Commitments. On the Restatement Signing Date, (i) subject to Section 1.4, all Existing Loans shall be deemed Loans hereunder for all purposes and shall be subject to all terms and conditions of this Agreement and (ii) each Lender severally agrees, on the terms and conditions set forth herein, to make U.S. Loans to the Company, to make Canadian Loans to the Canadian Borrower and to make Dutch Loans to the Dutch Borrower from time to time on any Business Day during the period from the Restatement Effective Date to the Termination Date, in an aggregate amount not to exceed such Lender’s

42 Commitment; provided that after giving effect to any Borrowing, (i) the Total Outstandings shall not exceed the Aggregate Commitment; (ii) the aggregate principal amount of all outstanding Dutch Loans shall not exceed the Dutch Sublimit; (iii) the Total Euro Outstandings shall not exceed the Dutch Sublimit; (iv) the aggregate principal amount of all outstanding Canadian Loans shall not exceed the Canadian Sublimit; (v) the Total Canadian Dollar Outstandings shall not exceed the Canadian Sublimit; and (vi) the sum of the U.S. Dollar Outstandings, the Euro Outstandings and the Canadian Dollar Outstandings of such Lender shall not exceed such Lender’s Commitment. Subject to the foregoing and the other terms and conditions hereof, the Company may borrow under this Section 2.1, prepay under subsection 2.10(a) and reborrow under this Section 2.1. It is understood that unused Commitments under the Canadian Sublimit and Dutch Sublimit are available to be made as U.S. Loans to the Company. All Base Rate Loans shall be made in U.S. Dollars. 2.2 Loan Accounts. (a) The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive (absent demonstrable error) of the amount of the Loans made by the Lenders to the Borrowers, and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of any Borrower hereunder to pay any amount owing with respect to the Loans. (b) Upon the request of any Lender (including the Swing Line Lender) made through the Administrative Agent, the Loans made by such Lender may be evidenced by one or more Notes, instead of or in addition to loan accounts. Each such Lender may endorse on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the applicable Borrower with respect thereto. Each such Lender is irrevocably authorized by each Borrower to endorse any applicable Note and each Lender’s record shall be conclusive absent demonstrable error; provided that the failure of a Lender to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Borrowers hereunder or under any such Note to such Lender. 2.3 Procedure for U.S. Borrowings and Dutch Borrowings. (a) Each U.S. Borrowing shall be made upon the Company’s, and each Dutch Borrowing shall be made upon the Dutch Borrower’s, irrevocable written notice delivered to the Administrative Agent in the form of a Notice of Borrowing, which notice must be received by the Administrative Agent prior to 12:00 noon (Milwaukee time) (i) two Business Days prior to the requested Borrowing Date, in the case of Eurocurrency Loans, and (ii) on the requested Borrowing Date, in the case of Base Rate Loans, specifying: (i) the amount of the U.S. Borrowing or Dutch Borrowing (subject to the Dutch Sublimit), as applicable, which shall be in an aggregate amount not less than U.S.$5,000,000 (or, if such Borrowing is denominated in Euro, EUR5,000,000) or a higher integral multiple of U.S.$1,000,000 (or, if such Borrowing is denominated in Euro,

43 EUR1,000,000) (provided that any U.S. Borrowing of Base Rate Loans may be in an amount equal to the unused Aggregate Commitment or in an amount needed to repay Swing Line Loans); (ii) the requested Borrowing Date, which shall be a Business Day; (iii) the Type of U.S. Loan or Dutch Loan comprising such U.S. Borrowing or Dutch Borrowing, as applicable; (iv) in the case of Eurocurrency Loans, the duration of the initial Interest Period therefor; and (v) in the case of a Dutch Borrowing, whether such Dutch Borrowing shall be denominated in U.S. Dollars or Euros. (b) The Administrative Agent will promptly notify each Lender of its receipt of any Notice of Borrowing and of the amount of such Lender’s Total Pro Rata Share of such U.S. Borrowing or Dutch Borrowing, as applicable. (c) Each Lender will make the amount of its Total Pro Rata Share of each U.S. Borrowing and Dutch Borrowing, as applicable, available to the Administrative Agent for the account of the Company or the Dutch Borrower, as applicable, at the Administrative Agent’s Office by 1:00 p.m. (Milwaukee time) on the Borrowing Date requested by the Company or the Dutch Borrower, as applicable, in funds immediately available to the Administrative Agent. The proceeds of all such U.S. Loans or Dutch Loans will then be made available to the Company or the Dutch Borrower, as applicable, by the Administrative Agent at such office by crediting the account of the Company or the Dutch Borrower, as applicable, on the books of U.S. Bank or such other depository bank with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent. 2.4 Conversion and Continuation Elections for U.S. Borrowings and Dutch Borrowings. (a) The Company or the Dutch Borrower may, upon irrevocable written notice to the Administrative Agent in accordance with subsection 2.4(b): (i) elect, as of any Business Day, in the case of Base Rate Loans (other than Swing Line Loans), or as of the last day of the applicable Interest Period, in the case of Eurocurrency Loans, to convert any such U.S. Loans or Dutch Loans (or any part thereof in an aggregate amount not less than U.S.$5,000,000 (or, if such Borrowing is denominated in Euro, EUR5,000,000) or a higher integral multiple of U.S.$1,000,000 (or, if such Borrowing is denominated in Euro, EUR1,000,000)) into U.S. Loans or Dutch Loans of the other Type (provided, that Dutch Loans denominated in Euros may not be converted into Base Rate Loans); or

44 (ii) elect as of the last day of the applicable Interest Period, to continue any Eurocurrency Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than U.S.$5,000,000 (or, if such Borrowing is denominated in Euro, EUR5,000,000) or a higher integral multiple of U.S.$1,000,000 (or, if such Borrowing is denominated in Euro, EUR1,000,000)); provided that if at any time the aggregate amount of Eurocurrency Loans in respect of any U.S. Borrowing or Dutch Borrowing denominated in U.S. Dollars, as applicable, is reduced, by payment, prepayment or conversion of part thereof, to be less than U.S.$5,000,000 (or, if such Borrowing is denominated in Euro, EUR5,000,000), such Eurocurrency Loans shall automatically convert into Base Rate Loans. (b) The Company or the Dutch Borrower shall deliver a Notice of Conversion/Continuation to be received by the Administrative Agent not later than 12:00 noon (Milwaukee time) at least (i) two Business Days in advance of the Conversion/Continuation Date, if U.S. Loans or Dutch Loans are to be converted into or continued as Eurocurrency Loans and (ii) on the Conversion/Continuation Date, if U.S. Loans or Dutch Loans denominated in U.S. Dollars are to be converted into Base Rate Loans, specifying: (i) the proposed Conversion/Continuation Date; (ii) the aggregate amount of U.S. Loans or Dutch Loans to be converted or continued; (iii) the Type of U.S. Loans or Dutch Loans resulting from the proposed conversion or continuation; and (iv) in the case of conversions into Eurocurrency Loans, the duration of the requested Interest Period. (c) If upon the expiration of any Interest Period applicable to Eurocurrency Loans, the Company or the Dutch Borrower has failed to select timely a new Interest Period to be applicable to such Eurocurrency Loans, the Company and the Dutch Borrower shall be deemed to have elected to convert and/or continue such Eurocurrency Loans as Eurocurrency Loans with an Interest Period of one month effective as of the expiration date of such Interest Period. (d) The Administrative Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company or the Dutch Borrower, the Administrative Agent will promptly notify each Lender of the details of any automatic conversion and/or continuation. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the U.S. Loans and Dutch Loans with respect to which the notice was given held by each Lender. (e) Unless the Required Lenders otherwise consent, during the existence of an Event of Default, neither the Company nor the Dutch Borrower may elect to have a U.S. Loan or a Dutch Loan converted into or continued as a Eurocurrency Loan.

45 2.5 Procedure for Canadian Borrowings. (a) Each Canadian Borrowing shall be made upon the Canadian Borrower’s irrevocable written notice delivered to the Administrative Agent in the form of a Notice of Borrowing, which notice must be received by the Administrative Agent prior to (i) 10:00 a.m. (Milwaukee time) three Business Days prior to the requested Borrowing Date, in the case of CDOR Rate Loans, (ii) 12:00 noon (Milwaukee time) two Business Days prior to the requested Borrowing Date, in the case of Eurocurrency Loans, and (iii) 12:00 noon (Milwaukee time) on the requested Borrowing Date, in the case of Base Rate Loans, specifying: (i) the amount of the Canadian Borrowing (subject to the Canadian Sublimit), which shall be in an aggregate amount of C$1,000,000 (or, if such Canadian Borrowing is denominated in U.S. Dollars, US$1,000,000) or a higher multiple of C$100,000 (or, if such Canadian Borrowing is denominated in U.S. Dollars, US$100,000); (ii) the requested Borrowing Date, which shall be a Business Day; (iii) whether such Canadian Borrowing shall be denominated in Canadian Dollars or U.S. Dollars; (iv) in the case of a Canadian Borrowing denominated in U.S. Dollars, the Type of Canadian Loan comprising such Canadian Borrowing; and (v) in the case of Eurocurrency Loans and CDOR Rate Loans, the duration of the initial Interest Period therefor. (b) The Administrative Agent will promptly notify each Lender of its receipt of any Notice of Borrowing and of the amount of such Lender’s Total Pro Rata Share of such Canadian Borrowing. (c) Each Lender will make the amount of its Total Pro Rata Share of each Canadian Borrowing available to the Administrative Agent for the account of the Canadian Borrower at the Administrative Agent’s Office by 10:00 a.m. (Milwaukee time) on the Borrowing Date requested by the Canadian Borrower in funds immediately available to the Administrative Agent. The proceeds of all such Canadian Loans will then be made available to the Canadian Borrower by the Administrative Agent by wire transfer in accordance with written instructions provided to the Administrative Agent by the Canadian Borrower and in like funds as received by the Administrative Agent. 2.6 Continuation Election for Canadian Borrowings. (a) The Canadian Borrower may, upon irrevocable written notice to the Administrative Agent in accordance with subsection 2.6(b): (i) elect, as of any Business Day, to continue any CDOR Rate Loans (or any part thereof in an aggregate amount not less than C$1,000,000 or a higher integral multiple of C$100,000);

46 (ii) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of Eurocurrency Loans, to convert any such Canadian Loan denominated in U.S. Dollars (or any part thereof in an aggregate amount not less than U.S.$1,000,000 or a higher integral multiple of U.S.$100,000) into Canadian Loans denominated in U.S. Dollars of the other Type; or (iii) elect as of the last day of the applicable Interest Period, to continue any Eurocurrency Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than U.S.$1,000,000 or a higher integral multiple of U.S.$100,000); provided that if at any time the aggregate amount of Eurocurrency Loans in respect of any Canadian Loans denominated in U.S. Dollars is reduced, by payment, prepayment or conversion of part thereof, to be less than U.S.$1,000,000, such Eurocurrency Loans shall automatically convert into Base Rate Loans. (b) The Canadian Borrower shall deliver a Notice of Conversion/Continuation to be received by the Administrative Agent not later than (i) 10:00 a.m. (Milwaukee time) at least three Business Days in advance of the Conversion/Continuation Date in the case of CDOR Rate Loans, (ii) 12:00 noon (Milwaukee time) at least two Business Days in advance of the Conversion/Continuation Date, if Canadian Loans denominated in U.S. Dollars are to be converted into or continued as Eurocurrency Loans and (ii) 12:00 noon (Milwaukee time) on the Conversion/Continuation Date, if Canadian Loans denominated in U.S. Dollars are to be converted into Base Rate Loans, specifying: (i) the proposed Conversion/Continuation Date; (ii) the aggregate amount of Canadian Loans to be converted or continued; (iii) in the case of Canadian Loans denominated in U.S. Dollars, the Type of Canadian Loans resulting from the proposed conversion or continuation; and (iv) in the case of continuations of CDOR Rate Loans or conversions into Eurocurrency Loans; the duration of the requested Interest Period. (c) If upon the expiration of any Interest Period applicable to CDOR Rate Loans or Eurocurrency Loans, the Canadian Borrower has failed to select timely a new Interest Period to be applicable to such CDOR Rate Loan or Eurocurrency Loans, the Canadian Borrower shall be deemed to have (i) selected a new Interest Period of one (1) month for such CDOR Rate Loan effective as of the expiration date of such Interest Period and (ii) elected to convert and/or continue such Eurocurrency Loans as Eurocurrency Loans with an Interest Period of one month effective as of the expiration date of such Interest Period. (d) The Administrative Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Canadian Borrower, the Administrative Agent will promptly notify each Lender of the details of any automatic continuation. All continuations shall be made ratably according to the respective

47 outstanding principal amounts of the Canadian Loans with respect to which the notice was given held by each Lender. (e) Unless the Required Lenders otherwise consent, during the existence of an Event of Default, the Canadian Borrower may not elect to have (i) a CDOR Rate Loan continued as a CDOR Rate Loan or (ii) a Canadian Loan denominated in U.S. Dollars converted into or continued as a Eurocurrency Loan. 2.7 Letters of Credit. 2.7.1 The Letter of Credit Commitment. (a) Any Letters of Credit issued under the Existing Credit Agreement and outstanding as of the Restatement Signing Date shall be deemed Letters of Credit for all purposes hereunder and shall be subject to the terms and conditions of this Agreement. Additionally, subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.7, (1) from time to time on any Business Day during the period from the Restatement Effective Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Company (or for the account of any Subsidiary; provided, that the Company shall have delivered to the Administrative Agent and the L/C Issuer all documentation and other information that the Administrative Agent or the L/C Issuer reasonably requests in order to comply with its obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, with respect to such Subsidiary), and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Outstandings shall not exceed the Aggregate Commitment, (y) the aggregate principal amount of the Loans of any Lender, plus such Lender’s Total Pro Rata Share of the Effective Amount of all L/C Obligations shall not exceed such Lender’s Commitment, and (z) the Effective Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Company for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Company that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Company’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. The Company unconditionally and irrevocably agrees that, in connection with any Letter of Credit issued for the account of any Subsidiary, the Company will be fully responsible for Unreimbursed Amounts and L/C Borrowings in accordance with the terms hereof with respect to any such Letter of Credit, the payment of interest thereon and the payment of fees due under Section 2.7.9 to the same extent as if it were the account party in respect of such Letter of Credit. The Company hereby irrevocably waiving any defenses that might otherwise be available to it as a guarantor or surety of the obligations of such a Subsidiary that is an account party in respect of any such Letter of Credit. Notwithstanding anything herein to the contrary, the L/C Issuer shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit the proceeds of which would be made

48 available to any Person (i) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions, in each of the foregoing cases to the extent that such activity or business would violate any applicable Sanctions, or (ii) in any manner that would result in a violation of any Sanctions by any party to this Agreement. (b) The L/C Issuer shall not issue any Letter of Credit, if: (i) subject to subsection 2.7.2(c), the expiry date of such requested Letter of Credit would occur more than one year after the date of issuance or the last extension, unless the Required Lenders have approved such expiry date; or (ii) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all Lenders have approved such expiry date or the Company Cash Collateralizes such Letter of Credit on or prior to the Letter of Credit Expiration Date. (c) The L/C Issuer shall not be under any obligation to issue any Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Second Amendment Effective Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Second Amendment Effective Date and which the L/C Issuer in good faith deems material to it; (ii) the issuance of such Letter of Credit would violate any Law or one or more generally applicable policies of the L/C Issuer; (iii) except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is in an initial face amount less than U.S.$100,000; (iv) such Letter of Credit is to be denominated in a currency other than U.S. Dollars; (v) any requested Letter of Credit is not in a form reasonably acceptable to the L/C Issuer; (vi) the L/C Issuer has received written notice from any Lender, the Administrative Agent or any Borrower, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Section 4 is not then satisfied; or

49 (vii) any Lender is at such time a Deteriorating Lender, unless the L/C Issuer has entered into satisfactory arrangements with the Company or such Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.23(a)(iv)) with respect to such Lender or either the Borrowers or such Deteriorating Lender have provided Cash Collateral equal to such Deteriorating Lender’s obligation under such Letter of Credit to the L/C Issuer (provided such Cash Collateral will be released back to the Borrowers or such Deteriorating Lender when and to the extent such Deteriorating Lender’s obligation is reduced or eliminated, whether as a result of an assignment of such Deteriorating Lender’s Commitments, or a reduction in or termination of such Letter of Credit or such Lender ceases to be a Deteriorating Lender or otherwise). (d) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such amendment constitutes an L/C Credit Extension and the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. 2.7.2 Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit. (a) Each Letter of Credit shall be issued or amended, as the case may be, for the account of the Company or any of its Subsidiaries, upon the request of the Company delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a L/C Application, appropriately completed and signed by a Responsible Officer of the Company. Such L/C Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. (Milwaukee time) at least two Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such L/C Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such L/C Application shall specify in form and detail satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require. Additionally, the Company shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require. (b) Promptly after receipt of any L/C Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such L/C Application from the Company and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received

50 written notice from any Lender, the Administrative Agent or any Borrower, at least one Business Day prior to the requested date of issuance or amendment (if such amendment constitutes an L/C Credit Extension) of the applicable Letter of Credit, that one or more applicable conditions contained in Section 4 shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Company or applicable Subsidiary or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Total Pro Rata Share times the amount of such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the L/C Issuer, such Lender’s Total Pro Rata Share of (i) the amount paid by the L/C Issuer in respect of any drawing under any Letter of Credit in U.S. Dollars and (ii) the Dollar Equivalent, using the Spot Rate in effect on the date such payment is required, of the amount paid by the L/C Issuer in respect of any drawing under any Letter of Credit in another currency, and in each case, not reimbursed by the Company, as set forth in Section 2.7.3(b). (c) If the Company so requests in any applicable L/C Application, the L/C Issuer may agree to issue a Letter of Credit that has automatic extension provisions (each an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Company shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date (unless the Company Cash Collateralizes such Letter of Credit on or prior to the Letter of Credit Expiration Date); provided that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of Section 2.7.1(b) or 2.7.1(c) or otherwise) or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from any Lender, the Administrative Agent or any Borrower that one or more of the applicable conditions specified in Section 4.2 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension. (d) If the Company so requests in any applicable L/C Application, the L/C Issuer may agree to issue a Letter of Credit that permits the automatic reinstatement of all or a portion of the stated amount thereof after any drawing thereunder (each an “Auto-Reinstatement Letter of Credit”). Unless otherwise directed by the L/C Issuer, the Company shall not be required to make a specific request to the L/C Issuer to permit such reinstatement. Once an Auto-Reinstatement Letter of Credit has been issued, except as provided

51 in the following sentence, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to reinstate all or a portion of the stated amount thereof in accordance with the provisions of such Letter of Credit. Notwithstanding the foregoing, if such Auto-Reinstatement Letter of Credit permits the L/C Issuer to decline to reinstate all or any portion of the stated amount thereof after a drawing thereunder by giving notice of such non-reinstatement within a specified number of days after such drawing (the “Non-Reinstatement Deadline”), the L/C Issuer shall not permit such reinstatement if it has received a notice (which shall be in writing) on or before the day that is ten Business Days before the Non-Reinstatement Deadline (A) from the Administrative Agent that the Required Lenders have elected not to permit such reinstatement or (B) from any Lender, the Administrative Agent or any Borrower that one or more of the applicable conditions specified in Section 4.2 is not then satisfied (treating such reinstatement as an L/C Credit Extension for purposes of this subsection (c)) and, in each case, directing the L/C Issuer not to permit such reinstatement. (e) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Company and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. 2.7.3 Drawings and Reimbursements; Funding of Participations. (a) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall promptly notify the Company and the Administrative Agent thereof. If the Company receives notice of a drawing under a Letter of Credit prior to 10:00 a.m. (Milwaukee time) on the Business Day on which such drawing is honored by the L/C Issuer (each such date, an “Honor Date”), the Company shall reimburse the L/C Issuer prior to 12:00 noon (Milwaukee time) on the Honor Date for the amount paid by the L/C Issuer in respect of such drawing. If the Company receives notice of a drawing under a Letter of Credit at or after 10:00 a.m. (Milwaukee time) on the Honor Date, the Company may make such reimbursement on the immediately following Business Day (and interest on the amount so paid by the L/C Issuer shall accrue for the account of the L/C Issuer from the Honor Date to such immediately following Business Day at a rate per annum equal to the Base Rate (or such other rate as the Company and the L/C Issuer shall agree)). If the Company fails to reimburse the L/C Issuer for the full amount of any drawing under any Letter of Credit by 12:00 noon (Milwaukee time) on the date required pursuant to the two preceding sentences, the L/C Issuer will promptly notify the Administrative Agent and the Administrative Agent will promptly notify each Lender thereof, and the Company shall be deemed to have requested that Base Rate Loans be made by the Lenders to be disbursed on such date in payment of the unpaid reimbursement obligations with respect to such Letter of Credit (the “Unreimbursed Amount”), subject to the amount of the unutilized portion of the Aggregate Commitment and subject to the conditions set forth in Section 4.2, other than any notice requirement and without regard to any requirement that Borrowings be in a particular amount. Any notice given by the L/C Issuer or the Administrative Agent pursuant to this subsection 2.7.3(a) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

52 (b) Each Lender (including the Lender acting as L/C Issuer) shall upon any notice pursuant to subsection 2.7.3(a) make funds available in U.S. Dollars or Dollar Equivalent, as applicable, to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent’s Office in an amount equal to its Total Pro Rata Share of the Unreimbursed Amount not later than 12:00 noon (Milwaukee time) on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of subsection 2.7.3(c), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Company in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer. (c) With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Base Rate Loans because the conditions set forth in Section 4.2 cannot be satisfied or for any other reason, the Company shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to subsection 2.7.3(b) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.7. (d) Until each Lender funds its Loan or L/C Advance pursuant to this subsection 2.7.3 to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Total Pro Rata Share of such amount shall be solely for the account of the L/C Issuer. (e) Each Lender’s obligation to make Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this subsection 2.7.3, shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Company or any other Person for any reason whatsoever; (B) the occurrence or continuance of an Event of Default or an Unmatured Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Lender’s obligation to make Loans pursuant to this subsection 2.7.3 is subject to the conditions set forth in Section 4.2 (other than delivery by the Company of a Notice of Borrowing). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Company to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein. (f) If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this subsection 2.7.3 by the time specified in subsection 2.7.3(b), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the L/C

53 Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error. 2.7.4 Repayment of Participations. (a) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with subsection 2.7.3, if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Company or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Total Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent. (b) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to subsection 2.7.3 is required to be returned under any of the circumstances described in Section 11.6 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Total Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. 2.7.5 Obligations Absolute. The obligation of the Company to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (a) any lack of validity or enforceability of such Letter of Credit, this Agreement or any other Loan Document; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Company in respect of any Letter of Credit or any other amendment or waiver of, or any consent to departure from, all or any of the Loan Documents; (c) the existence of any claim, counterclaim, set-off, defense or other right that the Company or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (d) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

54 (e) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company. The Company shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Company’s instructions or other irregularity, the Company will promptly notify the L/C Issuer. The Company shall be deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid. 2.7.6 Role of L/C Issuer. Each Lender and the Company agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, any Agent-Related Person nor any of the respective correspondents, participants or assignees of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Required Lenders; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct as determined by a final, non- appealable judgment of a court of competent jurisdiction; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or L/C Application. The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Company’s pursuing such rights and remedies as it may have against the beneficiary or transferee at Law or under any other agreement. None of the L/C Issuer, any Agent-Related Person, or any of the respective correspondents, participants or assignees of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (a) through (e) of subsection 2.7.5; provided that anything in such clauses to the contrary notwithstanding, the Company may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Company, to the extent such damages are determined in a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s wrongful dishonor of any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or

55 assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. 2.7.7 Cash Collateral. (a) Upon the request of the Administrative Agent, (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any Letter of Credit for any reason remains outstanding and partially or wholly undrawn, the Company shall immediately Cash Collateralize the then Effective Amount of all L/C Obligations (in an amount equal to such Effective Amount determined as of the date of such L/C Borrowing or the Letter of Credit Expiration Date, as the case may be). The Company hereby grants to the Administrative Agent, for its own benefit and for the benefit of the L/C Issuer and the Lenders, a Lien on all such cash and deposit account balances described in the definition of “Cash Collateralize” as security for the L/C Obligations. Cash Collateral shall be maintained in blocked, interest bearing deposit accounts at U.S. Bank or in accordance with other arrangements reasonably satisfactory to the Administrative Agent, which accounts, in any case, are the subject of control agreements pursuant to which the Administrative Agent has “control” as such term is used in the Uniform Commercial Code, sufficient to perfect a security interest in such cash collateral. The Lien held by the Administrative Agent in such Cash Collateral to secure the L/C Obligations shall be released upon the satisfaction of each of the following conditions: (1) no Letters of Credit shall be outstanding, (2) all L/C Obligations shall have been repaid in full and (3) no Event of Default or Unmatured Event of Default shall have occurred and be continuing. The Administrative Agent also may require the Company to immediately Cash Collateralize the L/C Obligations in an amount equal to the then Effective Amount thereof if any Event of Default occurs and is continuing, as provided in Section 8.2(c). If at any time the amount of Cash Collateral exceeds 102% of the then Effective Amount of all L/C Obligations, and provided that no Event of Default or Unmatured Event of Default has occurred and is continuing, at the Company’s request, the Administrative Agent shall release Cash Collateral in an amount equal to such excess, and its Lien thereon, to the Company. (b) In addition to the provisions set forth in subsection 2.7.7(a), if at any time during which one or more Letters of Credit are outstanding, any Lender is at such time a Deteriorating Lender, then no later than five Business Days after written demand thereof from the L/C Issuer, the Deteriorating Lender shall provide the Administrative Agent with Cash Collateral or similar security satisfactory to the L/C Issuer (in its sole discretion) in respect of such Deteriorating Lender’s Total Pro Rata Share of the then Effective Amount of all L/C Obligations. The Deteriorating Lender hereby grants to the Administrative Agent, for the benefit of the L/C Issuer, a security interest in all such Cash Collateral and all proceeds of the foregoing. If at any time the Administrative Agent determines that any Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent (and such Deteriorating Lender) or that the total amount thereof is less than such Deteriorating Lender’s Total Pro Rata Share of the then Effective Amount of all L/C Obligations, the Deteriorating Lender will, promptly upon demand by the Administrative Agent, pay or deliver to the Administrative Agent additional Cash Collateral in an amount equal to the excess of (x) such Deteriorating Lender’s Total Pro Rata Share of the then Effective Amount of all L/C Obligations over (y) the total amount of Cash Collateral that the Administrative Agent determines to be free and clear of any such right or

56 claim. Upon the drawing of any Cash Collateral, such funds shall be applied, to the extent permitted under applicable Governmental Rules, to reimburse the L/C Issuer solely to the extent the Company otherwise fails to satisfy its obligation to reimburse the L/C Issuer in respect of such drawing; provided such Cash Collateral will be released back to the Deteriorating Lender when and to the extent such Deteriorating Lender’s obligations are reduced or eliminated, whether as a result of an assignment of such Deteriorating Lender’s Commitment, or a reduction in or termination of such Letters of Credit, or such Lender ceases to be a Deteriorating Lender or otherwise. 2.7.8 Applicability of ISP98. Unless otherwise expressly agreed by the L/C Issuer and the Company when a Letter of Credit is issued, the rules of the ISP shall apply to each Letter of Credit. 2.7.9 Letter of Credit Fees. The Company shall pay to the Administrative Agent for the account of each Lender (excluding Defaulting Lenders) in accordance with its Total Pro Rata Share a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Letter of Credit Fee Rate times the average daily maximum amount available to be drawn under such Letter of Credit (giving effect to any scheduled increases or decreases) during the applicable fiscal quarter. Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the last Business Day of each calendar quarter, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand (unless Cash Collateralized, in which case, Letter of Credit Fees shall continue to be due and payable on the last Business Day of each calendar quarter). If there is any change in the Letter of Credit Fee Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Letter of Credit Fee Rate separately for each period during such quarter that such Letter of Credit Fee Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate. 2.7.10 Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Company shall pay directly to the L/C Issuer for its own account a fronting fee with respect to each Letter of Credit in the amount specified in the U.S. Bank Fee Letter, payable on the average daily maximum amount available to be drawn under such Letter of Credit during the applicable fiscal quarter. Such fronting fee shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the last Business Day of each calendar quarter, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand (unless Cash Collateralized, in which case, Letter of Credit Fees shall continue to be due and payable on the last Business Day of each calendar quarter). In addition, the Company shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable promptly after demand and are nonrefundable. 2.7.11 Conflict With Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

57 2.8 Swing Line Loans. 2.8.1 Amount of Swing Line Loans. Upon the satisfaction of the conditions precedent set forth in Section 4.2, from and including the Second Amendment Effective Date and prior to the Termination Date, the Swing Line Lender may, at its option, on the terms and conditions set forth in this Agreement, make Swing Line Loans in U.S. Dollars to the Company from time to time in an aggregate principal amount not to exceed the Swing Line Sublimit, provided that the Total Outstandings shall not exceed the Aggregate Commitment, and provided further that at no time shall the sum of (i) the Swing Line Loans, plus (ii) the outstanding Loans made by the Swing Line Lender pursuant to Section 2.1, plus (iii) the Swing Line Lender’s Total Pro Rata Share of the Effective Amount of all L/C Obligations, exceed the Swing Line Lender’s Commitment at such time. Subject to the terms of this Agreement (including, without limitation the discretion of the Swing Line Lender), the Company may borrow, repay and reborrow Swing Line Loans at any time prior to the Termination Date. 2.8.2 Borrowing Notice. In order to borrow a Swing Line Loan, the Company shall deliver to the Administrative Agent and the Swing Line Lender irrevocable notice (a “Swing Line Borrowing Notice”) not later than 12:00 noon (Milwaukee time) on the Borrowing Date of each Swing Line Loan, specifying (i) the applicable Borrowing Date (which date shall be a Business Day), (ii) the aggregate amount of the requested Swing Line Loan, which shall be an amount not less than U.S.$100,000 and (iii) the account to which the Swing Line Lender shall deliver the proceeds of such Swing Line Loan. 2.8.3 Making of Swing Line Loans; Participations. Not later than 2:00 p.m. (Milwaukee time) on the applicable Borrowing Date, the Swing Line Lender shall make available the Swing Line Loan, in funds immediately available, to the Administrative Agent’s Office. The Administrative Agent will promptly make the funds so received from the Swing Line Lender available to the Company on the Borrowing Date in the account specified in the Swing Line Borrowing Notice. Each time that a Swing Line Loan is made by the Swing Line Lender, the Swing Line Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Swing Line Lender, a participation in such Swing Line Loan in proportion to its Total Pro Rata Share. 2.8.4 Repayment of Swing Line Loans. Each Swing Line Loan shall be paid in full by the Company on the date selected by the Administrative Agent on the Borrowing Date, which date shall be no earlier than ten (10) Business Days after the Borrowing Date thereof (or, if earlier, the Termination Date). In addition, the Swing Line Lender may at any time in its sole discretion with respect to any outstanding Swing Line Loan, require each Lender to fund the participation acquired by such Lender pursuant to Section 2.8.3 or require each Lender (including the Swing Line Lender) to make a U.S. Loan in the amount of such Lender’s Total Pro Rata Share of such Swing Line Loan (including, without limitation, any interest accrued and unpaid thereon), for the purpose of repaying such Swing Line Loan. Not later than 12:00 noon (Milwaukee time) on the date of any notice received pursuant to this Section 2.8.4, each Lender shall make available its required U.S. Loan, in funds immediately available to the Administrative Agent’s Office. U.S. Loans made pursuant to this Section 2.8.4 shall initially be Base Rate

58 Loans and thereafter may be continued as Base Rate Loans or converted into Eurocurrency Loans in the manner provided in Section 2.4 and subject to the other conditions and limitations set forth in Section 2 of this Agreement. Unless a Lender shall have notified the Swing Line Lender, prior to the Swing Line Lender’s making any Swing Line Loan, that any applicable condition precedent set forth in Section 4.2 had not then been satisfied, such Lender’s obligation to make U.S. Loans pursuant to this Section 2.8.4 to repay Swing Line Loans or to fund the participation acquired pursuant to Section 2.8.3 shall be unconditional, continuing, irrevocable and absolute and shall not be affected by any circumstances, including, without limitation, (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Company, the Administrative Agent, the Swing Line Lender or any other Person, (b) the occurrence or continuance of an Event of Default or an Unmatured Event of Default, (c) any adverse change in the condition (financial or otherwise) of the Company, or (d) any other circumstances, happening or event whatsoever. In the event that any Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.8.4., interest shall accrue thereon at the Federal Funds Rate for each day during the period commencing on the date of demand and ending on the date such amount is received and the Administrative Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Administrative Agent receives such payment from such Lender or such obligation is otherwise fully satisfied. On the Termination Date, the Company shall repay in full the outstanding principal balance of the Swing Line Loans. 2.9 Termination or Reduction of the Commitments. The Company may, upon not less than four (4) Business Days’ prior notice to the Administrative Agent (which notice shall be irrevocable but may be contingent upon the consummation of a replacement financing or other corporate transaction that will result in cash proceeds that will be used to terminate or reduce the Commitments), terminate the Commitments or permanently reduce the Aggregate Commitment to an amount that is not less than the Total Outstandings. Any reduction of the Aggregate Commitment (a) shall be in the amount of U.S.$10,000,000 or a higher integral multiple of U.S.$1,000,000; and (b) shall be applied to reduce the amount of the Commitment of each Lender according to its Total Pro Rata Share. All accrued unused commitment fees to, but not including, the effective date of any reduction or termination of the Commitments shall be paid on the effective date of such reduction or termination. Subject to Section 2.21, any reduction or termination of the Aggregate Commitment shall be permanent unless the Company and all Lenders otherwise agree. 2.10 Optional Prepayments. (a) Subject to the proviso to subsection 2.4(a), the Company or the Dutch Borrower may, from time to time, upon irrevocable notice to the Administrative Agent (which notice, if delivered in connection with the termination or reduction of the Commitments under Section 2.9, may be contingent upon the consummation of a replacement financing or other corporate transaction that will result in cash proceeds that will be used to terminate or reduce the Commitments), with respect to Eurocurrency Loans, not later than 12:00 noon (Milwaukee time) at least two Business Days, and with respect to Base Rate Loans (other than Swing Line Loans), not later than 12:00 noon (Milwaukee time) at least one Business Day, prior to the proposed date of prepayment, ratably prepay U.S. Loans or Dutch Loans, as applicable, in whole or in part, in minimum amounts of U.S.$5,000,000 (or, if such Borrowing is denominated

59 in Euro, EUR5,000,000) or a higher integral multiple of U.S.$1,000,000 (or, if such Borrowing is denominated in Euro, EUR1,000,000) (provided that the Company or the Dutch Borrower may make a prepayment of Base Rate Loans (other than Swing Line Loans) in an amount that is not such an integral multiple if, after giving effect to such prepayment, the outstanding principal amount of all Base Rate Loans (other than Swing Line Loans) will be an integral multiple of U.S.$1,000,000 (or, if such Borrowing is denominated in Euro, EUR1,000,000)). Such notice of prepayment shall specify the date and amount of such prepayment and the U.S. Loans or Dutch Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of any such notice, and of such Lender’s Total Pro Rata Share of such prepayment. If such notice is given by the Company or the Dutch Borrower, the Company shall, or cause the Dutch Borrower to, make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein (subject, if applicable, to the consummation of the replacement financing or other corporate transaction specified therein). Any prepayment of Eurocurrency Loans shall include accrued interest to the date of prepayment on the amount prepaid and any amount required pursuant to Section 3.4. (b) The Canadian Borrower may, from time to time, upon irrevocable notice to the Administrative Agent (which notice, if delivered in connection with the termination or reduction of the Commitments under Section 2.9, may be contingent upon the consummation of a replacement financing or other corporate transaction that will result in cash proceeds that will be used to terminate or reduce the Commitments) (i) with respect to CDOR Rate Loans, not later than 12:00 noon (Milwaukee time) at least three Business Days, (ii) with respect to Eurocurrency Loans, not later than 12:00 noon (Milwaukee time) at least two Business Days, and (iii) with respect to Base Rate Loans, not later than 12:00 noon (Milwaukee time) at least one Business Day, prior to the proposed date of prepayment, ratably prepay Canadian Loans in whole or in part, in an aggregate amount of C$1,000,000 (or, if such Borrowing is denominated in U.S. Dollars, U.S.$1,000,000) or a higher integral multiple of C$100,000 (or, if such Borrowing is denominated in U.S. Dollars, U.S.$100,000). Such notice of prepayment shall specify the date and amount of such prepayment and the Canadian Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of any such notice and of such Lender’s Total Pro Rata Share of such prepayment. If such notice is given by the Canadian Borrower, the Canadian Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein (subject, if applicable, to the consummation of the replacement financing or other corporate transaction specified therein). (c) The Company may, from time to time, upon irrevocable notice to the Administrative Agent and the Swing Line Lender (which notice, if delivered in connection with the termination or reduction of the Commitments under Section 2.9, may be contingent upon the consummation of a replacement financing or other corporate transaction that will result in cash proceeds that will be used to terminate or reduce the Commitments) by 10:00 a.m. (Milwaukee time) on the date of repayment repay all outstanding Swing Line Loans, or any portion of the outstanding Swing Line Loans. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein (subject, if applicable, to the consummation of the replacement financing or other corporate transaction specified therein).

60 2.11 Mandatory Prepayments. The Administrative Agent will determine the Dollar Equivalent of: (a) each Credit Extension as of the date three (3) Business Days before the Borrowing Date, and (b) all outstanding Loans and L/C Obligations on and as of the last Business Day of each quarter and on any other Business Day elected by the Administrative Agent in its reasonable discretion or upon instruction by the Required Lenders. If on any date the aggregate principal amount of all outstanding Canadian Loans exceeds 105% of the Canadian Sublimit (other than as a result of currency fluctuations) or the aggregate principal amount of all outstanding Dutch Loans exceeds 105% of the Dutch Sublimit (other than as a result of currency fluctuations), then the Canadian Borrower or the Dutch Borrower, as applicable, will promptly (and in any event within two (2) Business Days) prepay Canadian Loans or Dutch Loans, as applicable, or increase the Canadian Sublimit or the Dutch Sublimit, as applicable, pursuant to Section 2.22, in each case in an aggregate amount sufficient to cause the aggregate principal amount of all outstanding Canadian Loans or the aggregate principal amount of all outstanding Dutch Loans, as applicable, to be equal to or less than the Canadian Sublimit or the Dutch Sublimit, respectively. If as of the end of any month, or on any other date the Canadian Borrower or the Dutch Borrower receives notice thereof, the aggregate principal amount of all outstanding Canadian Loans or the aggregate principal amount of all outstanding Dutch Loans, as applicable, exceeds 105% of the Canadian Sublimit or the Dutch Sublimit, as applicable, as a result of fluctuations in currency exchange rates, the Canadian Borrower or Dutch Borrower, as applicable, shall, within two (2) Business Days after the end of such month or receipt of such notice, as applicable, prepay Canadian Loans or Dutch Loans in an aggregate amount sufficient to cause the aggregate principal amount of all outstanding Canadian Loans or the aggregate principal amount of all outstanding Dutch Loans to be equal to or less than the Canadian Sublimit or Dutch Sublimit, as applicable. If for any reason the Total Outstandings at any time exceed the Aggregate Commitments then in effect, the Borrowers shall immediately prepay Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.11 unless after the prepayment in full of the Loans the Total Outstandings exceed the Aggregate Commitments then in effect. 2.12 Repayment. Each Borrower shall repay all Loans to such Borrower and all obligations of such Borrower hereunder on the Termination Date. 2.13 Interest. (a) Each U.S. Loan, each Dutch Loan and each Canadian Loan denominated in U.S. Dollars shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to (i) in the case of a Eurocurrency Loan, the Eurocurrency Rate for each applicable Interest Period plus the Applicable Margin as in effect from time to time and (ii) in the case of a Base Rate Loan, the Base Rate plus the Applicable Margin as in effect from time to time. (b) Each Canadian Loan denominated in Canadian Dollars shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the CDOR Rate plus the Applicable Margin as in effect from time to time.

61 (c) Each Swing Line Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the day such Swing Line Loan is made to but excluding the date it is paid, at a rate per annum equal to, at the Company’s option, the Daily Eurodollar Rate or the Base Rate, in each case, plus an applicable margin agreed to by the Company and the Swing Line Lender. (d) The basis for determining the rate of interest with respect to any Loan shall be selected by the applicable Borrower and notified to the Administrative Agent pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be. (e) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest also shall be paid on each Eurocurrency Loan on the date of any conversion of such Eurocurrency Loan under Section 2.4 or Section 2.6 and on the date of any prepayment of any Eurocurrency Loan or CDOR Rate Loan, as applicable, under Section 2.10, in each case for the portion of the Loan so prepaid. (f) The Company shall pay to each Lender, at any time such Lender is required under regulations of the FRB to maintain reserves (including, without limitation, any supplemental, marginal and emergency reserves) with respect to liabilities or assets consisting of “eurocurrency liabilities” as defined in the FRB’s Regulation D, additional interest on the unpaid principal amount of each Eurocurrency Loan and Daily Eurodollar Loan equal to the actual cost of such reserves allocated to such Eurocurrency Loan or Daily Eurodollar Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), payable on each date on which interest is payable on such Eurocurrency Loan or Daily Eurodollar Loan, provided that the Company shall have received at least 10 days’ prior written notice (with a copy to the Administrative Agent) of the amount of such additional interest from such Lender and a reasonably detailed explanation and computation of the amount required to be paid. If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest shall be payable 10 days after receipt of such notice. No Lender shall make a demand for payment under this subsection 2.13(f) unless it also makes a demand for payment for additional interest to similarly situated borrowers party to a credit facility with such Lender. (g) (i) If any amount of principal of or interest on any Loan is not paid when due, whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. (ii) If any amount (other than principal of or interest on any Loan) payable by any Borrower under any Loan Document is not paid when due (without regard to any applicable grace period), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law.

62 (iii) Automatically upon the occurrence and during the continuance of any Event of Default described in Sections 8.1.1 (but only with respect to any Borrower’s failure to pay any amount of principal of any Loan or any interest payable hereunder or under any other Loan Document), 8.1.6 or 8.1.7, or at the request of the Required Lenders upon the occurrence and during the continuance of any other Event of Default, the Borrowers shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. (iv) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (h) Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable Law (collectively, “charges”), exceeds the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable Law, the rate of interest payable in respect of such Loan hereunder, together with all charges payable in respect thereof, shall be limited to the Maximum Rate. To the extent lawful, the interest and charges that would have been paid in respect of such Loan but were not paid as a result of the operation of this Section 2.13(h) shall be cumulated and the interest and charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the amount collectible at the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate for each day to the date of repayment, has been received by such Lender. (i) If any provision of this Agreement or of any of the other Loan Documents would obligate the Canadian Borrower to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate which would be prohibited by applicable Law or would result in a receipt by such Lender of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)) then, notwithstanding such provisions, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, that would not be prohibited by applicable Law or otherwise result in receipt by such Lender of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows: firstly, by reducing the amount or rate of interest required to be paid to such Lender under the applicable Loan Document, and thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to such Lender that would constitute “interest” for purposes of Section 347 of the Criminal Code (Canada). For the purposes of this Agreement, the effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles over the relevant term and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Administrative Agent will be prima facie evidence of such rate. (j) For the purpose of the Interest Act (Canada) and any other purpose, (i) the principle of deemed reinvestment of interest shall not apply to any calculation under this Agreement, (ii) where interest is calculated pursuant hereto at a rate based upon a 365/366 or 360 day year (the “First Rate”), it is hereby agreed that the rate or percentage of

63 interest on a yearly basis is equivalent to such First Rate multiplied by the actual number of days in the year divided by 365/366 or 360, as applicable, and (c) the rates of interest and fees stipulated in this Agreement are intended to be nominal rates and effective rates or yields. 2.14 Fees. 2.14.1 Arrangement and Agency Fees. The Company shall pay arrangement fees to each Joint Lead Arranger for such Joint Lead Arranger’s own account as agreed among the Company and the Joint Lead Arrangers in the U.S. Bank Fee Letter, the Bank of America Fee Letter, the Wells Fargo Fee Letter and the BMO Fee Letter, and shall pay an agency fee to the Administrative Agent for the Administrative Agent’s own account as agreed among the Company and the Administrative Agent in the U.S. Bank Fee Letter. 2.14.2 Unused Commitment Fees. (a) The Company shall pay to the Administrative Agent for the account of each Lender, other than any Defaulting Lender, according to its Total Pro Rata Share an unused commitment fee at a per annum rate equal to the Unused Commitment Fee Rate on the average daily Available Aggregate Commitment. Swing Line Loans shall not count as usage of the Aggregate Commitment for the purpose of calculating the unused commitment fee due hereunder. (b) Unused commitment fees shall accrue from the Second Amendment Effective Date to the Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter through the Termination Date and on the Termination Date. Unused commitment fees shall accrue at all times on and after the Second Amendment Effective Date, including at any time during which one or more conditions in Section 4 are not met. 2.15 Computation of Fees and Interest. (a) All computations of interest on (i) Base Rate Loans and (ii) CDOR Rate Loans shall be made on the basis of a year of 365/366 days. All other computations of interest and fees shall be made on the basis of a 360-day year and actual days elapsed. Interest and fees shall accrue during each period during which such interest or such fees are computed from the first day thereof to the last day thereof. (b) Each determination of an interest rate by the Administrative Agent shall be conclusive and binding on the Lenders in the absence of demonstrable error. The Administrative Agent will, at the request of the applicable Borrower or any Lender, deliver to such Borrower or such Lender, as the case may be, a statement showing the quotations used by the Administrative Agent in determining any interest rate and the resulting interest rate. 2.16 Payments by the Borrowers. (a) All payments to be made by the Company or the Dutch Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein (including in Section 11.10), all payments by the Company and the Dutch

64 Borrower shall be made to the Administrative Agent for the account of the Lenders at the Administrative Agent’s Office, and shall be made in the currency in which the applicable Loan was made and in immediately available funds, no later than 12:00 noon (Milwaukee time) on the date specified herein. The Administrative Agent will (except (i) with respect to repayments of Swing Line Loans, (ii) in the case of Unreimbursed Amounts for which the L/C Issuer has not been fully indemnified by the Lenders, or (iii) as otherwise specifically required hereunder) promptly distribute to each Lender its Total Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Administrative Agent later than 12:00 noon (Milwaukee time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue. (b) All payments to be made by the Canadian Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Canadian Borrower shall be made to the Administrative Agent for the account of the Lenders at the Administrative Agent’s Office, and shall be made in the currency in which the applicable Loan was made and in immediately available funds, no later than 2:00 p.m. (Milwaukee time) on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Total Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Administrative Agent later than 2:00 p.m. (Milwaukee time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue. (c) Whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day (unless, in the case of a Eurocurrency Loan, the following Business Day is in another calendar month, in which case such payment shall be made on the preceding Business Day), and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. (d) Unless the Administrative Agent receives notice from the Company or the Dutch Borrower prior to the date on which any payment is due to the Lenders that the Company or the Dutch Borrower will not make such payment in full as and when required, the Administrative Agent may assume that the Company or the Dutch Borrower, as applicable, has made such payment in full to the Administrative Agent on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Company or the Dutch Borrower, as applicable, has not made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid. (e) Unless the Administrative Agent receives notice from the Canadian Borrower prior to the date on which any payment is due to the Lenders that the Canadian Borrower will not make such payment in full as and when required, the Administrative Agent may assume that the Canadian Borrower has made such payment in full to the

65 Administrative Agent on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Canadian Borrower has not made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent on demand such amount distributed to such Lender, together with interest thereon at (in the case of amounts in Canadian Dollars) the Canadian Cost of Funds Rate or (in the case of amounts in U.S. Dollars) the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid. 2.17 Payments by the Lenders. (a) Unless the Administrative Agent receives notice from a Lender, (i) at least one Business Day prior to the date of a Borrowing of Eurocurrency Loans, (ii) by 12:00 noon (Milwaukee time) on the day of any Borrowing of Base Rate Loans or (iii) by 10:00 a.m. (Milwaukee time) on the day of any Borrowing of CDOR Rate Loans, that such Lender will not make available as and when required hereunder to the Administrative Agent for the account of the applicable Borrower the amount of such Lender’s Total Pro Rata Share of such Credit Extension, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent in immediately available funds on the Borrowing Date and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. (b) If and to the extent any Lender shall not have made its full amount of any Loan available to the Administrative Agent in immediately available funds on a Borrowing Date and the Administrative Agent in such circumstances has made available to the applicable Borrower such amount, such Lender shall on the Business Day following such Borrowing Date make such amount available to the Administrative Agent, together with interest at (in the case of amounts in U.S. Dollars or Euros) the Federal Funds Rate or (in the case of amounts in Canadian Dollars) the Canadian Cost of Funds Rate. If such amount is so made available, such payment to the Administrative Agent shall constitute such Lender’s Loan on the Borrowing Date for all purposes of this Agreement. If such amount is not made available to the Administrative Agent on the Business Day following the Borrowing Date, the Administrative Agent will notify the applicable Borrower of such failure to fund and, upon demand by the Administrative Agent, such Borrower shall pay such amount to the Administrative Agent for the Administrative Agent’s account, together with interest thereon for each day elapsed since the Borrowing Date, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing. (c) A notice of the Administrative Agent submitted to any Lender with respect to amounts owing under subsection (b) above shall be conclusive absent manifest error. (d) The failure of any Lender to make any Credit Extension on any Borrowing Date shall not relieve any other Lender of any obligation hereunder to make a Credit Extension on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Credit Extension to be made by such other Lender on any Borrowing.

66 2.18 Sharing of Payments, Etc. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan made by it, or the participations in L/C Obligations or in Swing Line Loans held by it (other than pursuant to the terms of Sections 3.1, 3.3 or 3.4) in excess of its Total Pro Rata Share of payments then or therewith obtained by the other Lenders, such Lender shall purchase from the other Lenders such participations (or subparticipations) in Loans, Swing Line Loans or L/C Obligations, as applicable, held by such other Lenders as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each other Lender; provided that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender that has sold a participation to such purchasing Lender shall repay to such purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender’s ratable share (according to the proportion of (a) the amount of such selling Lender’s required repayment to such purchasing Lender to (b) the total amount so recovered from such purchasing Lender) of any interest or other amount paid or payable by such purchasing Lender in respect of the total amount so recovered. The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by Law, exercise all its rights of payment (including pursuant to Section 11.10) with respect to such participation as fully as if such Lender were the direct creditor of the applicable Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim. The Lenders may, without the consent of any Borrower or any other Person, make arrangements among themselves to amend or otherwise modify this Section 2.18 to establish different sharing arrangements with respect to payments by or on behalf of the Borrowers; provided that any such amendment, modification or sharing arrangement shall be consented to by all Lenders. 2.19 Pro Rata Treatment. Except as otherwise provided herein: (a) Each Borrowing and reduction of the Aggregate Commitment shall be made or shared among the Lenders (except for Defaulting Lenders) pro rata according to their respective Total Pro Rata Share; (b) Each payment of principal on Loans in any Borrowing shall be shared among the Lenders pro rata according to the respective unpaid principal amounts of such Loans then owed to the Lenders; (c) Each payment of interest on Loans in any Borrowing shall be shared among the Lenders pro rata according to (A) the respective unpaid principal amounts of such Loans so made or funded by the Lenders and (B) the dates on which the Lenders so made or funded such Loans; (d) Each payment of Letter of Credit Fees payable under Section 2.7.9 and unused commitment fees payable under Section 2.14.2 shall be shared among the Lenders (except for Defaulting Lenders) pro rata according to (A) their respective Total Pro Rata Shares

67 and (B) in the case of each Lender which becomes a Lender hereunder after the date hereof, the date upon which such Lender so became a Lender; (e) Each payment of interest (other than interest on Loans) shall be shared among the Lenders and the Administrative Agent owed the amount upon which such interest accrues pro rata according to (A) the respective amounts so owed such Lenders and the Administrative Agent and (B) the dates on which such amounts became owing to such Lenders and the Administrative Agent; and (f) All other payments under this Agreement and the other Loan Documents (including, without limitation, fees paid in connection with any amendment, consent, waiver or the like) shall be for the benefit of the Person or Persons specified. 2.20 Limitations on Interest Periods. Unless the Administrative Agent otherwise consents, after giving effect to any Borrowing of, conversion to or continuation of Eurocurrency Loans, there may not be more than eight different Interest Periods in effect for all Eurocurrency Loans. 2.21 Optional Increase in Commitments. (a) The Company may from time to time elect to increase the Aggregate Commitment or enter into one or more tranches of term loans (each an “Incremental Term Loan”), in each case in minimum increments of U.S.$50,000,000, so long as, after giving effect thereto, the aggregate amount of such increases and all such Incremental Term Loans does not exceed U.S.$350,000,000 (of which not more than U.S.$50,000,000 may be increases in the Canadian Sublimit and not more than U.S.$50,000,000 may be increases in the Dutch Sublimit). The Company may arrange for any such increase or tranche to be provided by one or more Lenders (each Lender so agreeing to an increase in its Commitment, or to participate in such Incremental Term Loans, an “Increasing Lender”), or by one or more new banks, financial institutions or other entities (each such new bank, financial institution or other entity, an “Augmenting Lender”; provided that each Augmenting Lender must be an Eligible Assignee, and each Augmenting Lender in relation to all or any portion of the Dutch Loans shall only be permitted if such Person is a Non-Public Lender), which agree to increase their existing Commitments, or to participate in such Incremental Term Loans, or provide new Commitments, as the case may be; provided that (i) each Augmenting Lender shall be subject to the approval of the Company, the Administrative Agent, and in the case of an increase in the Commitments, the L/C Issuer and the Swing Line Lender (each such consent, not to be unreasonably withheld, conditioned or delayed) and (ii) (x) in the case of an Increasing Lender, the Company and such Increasing Lender execute an agreement substantially in the form of Exhibit J-1 hereto, and (y) in the case of an Augmenting Lender, the Company and such Augmenting Lender execute an agreement substantially in the form of Exhibit J-2 hereto. No consent of any Lender (other than the Lenders participating in the increase or any Incremental Term Loan) shall be required for any increase in Commitments or Incremental Term Loan pursuant to this Section 2.21. (b) Increased Commitments and new Commitments and Incremental Term Loans created pursuant to this Section 2.21 shall become effective on the date agreed by the Company, the Administrative Agent and the relevant Increasing Lenders or Augmenting

68 Lenders, and the Administrative Agent shall notify each Lender thereof. Notwithstanding the foregoing, no increase in the Aggregate Commitment (or in the Commitment of any Lender) or tranche of Incremental Term Loans shall become effective under this paragraph unless, (i) on the proposed date of the effectiveness of such increase or Incremental Term Loans, (A) the conditions set forth in Sections 4.2.2 and 4.2.3 shall be satisfied or waived by the Required Lenders and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Responsible Officer of the Company and (B) the Company shall be in compliance (on a pro forma basis) with the covenants contained in Sections 7.8 and 7.9 and (ii) the Administrative Agent shall have received (x) documents and opinions consistent with those delivered on the Effective Date as to the organizational power and authority of the Borrowers to borrow hereunder after giving effect to such increase or Incremental Term Loans, as the case may be, and (y) a reaffirmation from the Company; provided that, with respect to any Acquisition-Related Incremental Term Loans, (x) clause (i)(A) of this sentence shall be deemed to have been satisfied so long as (1) as of the date of execution of the Limited Conditionality Acquisition Agreement by the parties thereto, no Unmatured Event of Default or Event of Default shall have occurred and be continuing or would result from entry into such documentation, (2) as of the date of the borrowing of such Acquisition-Related Incremental Term Loans, no Event of Default under Section 8.1.6 or Section 8.1.7 is in existence immediately before or immediately after giving effect (including on a pro forma basis) to such borrowing and to any concurrent transactions and any substantially concurrent use of proceeds thereof, (3) the representations and warranties set forth in Section 5 shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it is true and correct in all respects) as of the date of execution of the applicable Limited Conditionality Acquisition Agreement by the parties thereto, except to the extent any such representation and warranty specifically refers to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it is true and correct in all respects) as of such earlier date and

69 (4) as of the date of the borrowing of such Acquisition-Related Incremental Term Loans, customary “Sungard” representations and warranties (with such representations and warranties to be reasonably determined by the Lenders providing such Acquisition- Related Incremental Term Loans) shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it is true and correct in all respects) immediately prior to, and immediately after giving effect to, the incurrence of such Acquisition-Related Incremental Term Loans, except to the extent any such representation and warranty specifically refers to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it is true and correct in all respects) as of such earlier date and (y) clause (i)(B) of this sentence shall be deemed to have been satisfied so long as the Company shall be in compliance (on a pro forma basis) with the covenants contained in Sections 7.8 and 7.9 as of the date of execution of the related Limited Conditionality Acquisition Agreement by the parties thereto. (c) On the effective date of any increase in the Commitments or any Incremental Term Loans being made, (i) each relevant Increasing Lender and Augmenting Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Loans of all the Lenders to equal its Total Pro Rata Share of such outstanding Loans, and (ii) the Borrowers shall be deemed to have repaid and reborrowed all outstanding Loans as of the date of any increase in the Commitments (with such reborrowing to consist of the Types of Loans, with related Interest Periods if applicable, specified in a notice delivered by the applicable Borrower, or the Company on behalf of the applicable Borrower, in accordance with the requirements of Section 2.3). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Eurocurrency Loan, shall be subject to indemnification by the Borrowers pursuant to the provisions of Section 3.4 if the deemed payment occurs other than on the last day of the related Interest Periods. (d) The Incremental Term Loans (i) shall rank pari passu in right of payment with the Loans, (ii) shall not mature earlier than the Termination Date (but may have amortization prior to such date) and (iii) shall be treated substantially the same as (and in any event no more favorably than) the Loans; provided that (A) the terms and conditions applicable to any tranche of Incremental Term Loans maturing after the Termination Date may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the Termination Date and (B) the Incremental Term Loans may be priced differently than the Loans. Incremental Term Loans may be made hereunder pursuant to an amendment or restatement (an “Incremental Term Loan Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers, each Increasing Lender participating in such tranche, each Augmenting Lender participating in such

70 tranche, if any, and the Administrative Agent. The Incremental Term Loan Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.21. (e) Nothing contained in this Section 2.21 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Commitment hereunder, or provide Incremental Term Loans, at any time. This Section 2.21 supersedes any provision in Section 2.18 or 11.1 to the contrary. 2.22 Optional Increases in Canadian or Dutch Sublimit; Termination of Canadian or Dutch Sublimit. The Canadian Borrower or the Dutch Borrower may from time to time, upon not less than five Business Days’ notice to the Administrative Agent (which shall promptly notify each Lender), (a) so long as no Event of Default or Unmatured Event of Default exists, increase the amount of the Canadian Sublimit and/or the Dutch Sublimit, as applicable, by an amount equal to U.S.$5,000,000 or a higher integral multiple of U.S.$1,000,000, but not to exceed, together with any increases in the Canadian Sublimit and the Dutch Sublimit pursuant to Section 2.21, U.S.$50,000,000 in the aggregate with respect to each of the Canadian Sublimit and the Dutch Sublimit, or (b) terminate the Canadian Sublimit and/or the Dutch Sublimit, as applicable, or permanently reduce the Canadian Sublimit and/or the Dutch Sublimit, as applicable, to an amount that is not less than the Total Canadian Dollar Outstandings or the aggregate principal amount of all outstanding Dutch Loans, respectively. Any reduction of the Canadian Sublimit and/or Dutch Sublimit, as applicable, (i) shall be in the amount of U.S.$10,000,000 or a higher integral multiple of U.S.$1,000,000; and (ii) shall not reduce the Aggregate Commitment but shall continue to be available for U.S. Loans. Subject to Section 2.21, any reduction or termination of the Canadian Sublimit and/or the Dutch Sublimit, as applicable, shall be permanent unless the Company and all Lenders otherwise agree. 2.23 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 11.1. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 8 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.10 shall be applied at such time or times as may be reasonably determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuer or Swing Line Lender hereunder; third, to Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting

71 Lender in accordance with Section 2.7.7; fourth, as the Company may request (so long as no Unmatured Event of Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as reasonably determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Company, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.7.7; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or the Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Unmatured Event of Default or Event of Default exists, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.23(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.23(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any unused commitment fee payable under Section 2.14.2(a) for any period during which that Lender is a Defaulting Lender (and the Company shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Total Pro Rata Share of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.7.7. (C) With respect to any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (B) above, the Company shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or

72 Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the L/C Issuer and Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Total Pro Rata Shares to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Total Pro Rata Shares (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate credit exposure and outstanding Loans hereunder of any Non-Defaulting Lender to exceed such Non- Defaulting Lender’s Commitment. Subject to Section 11.21, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non- Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Company shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lenders’ Fronting Exposure and (y) second, Cash Collateralize the L/C Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 2.7.7. (b) Defaulting Lender Cure. If the Company, the Administrative Agent, Swing Line Lender and the L/C Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Total Pro Rata Shares (without giving effect to Section 2.23(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Company while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Swing Line Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swing Line Lender shall not be required to fund any Swing Line Loans unless it will have no Fronting Exposure after giving effect to such Swing Line Loan and (ii) the L/C Issuer shall not be required to issue, extend, renew or increase any Letter of Credit unless it will have no Fronting Exposure after giving effect thereto.

73 (d) Cash Collateral. At any time that there exists a Defaulting Lender, within three (3) Business Days following the written request of the Administrative Agent or the L/C Issuer (with a copy to the Administrative Agent), the Company shall Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.23(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (i) Grant of Security Interest. The Company, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the L/C Issuer, and agrees to maintain, a first-priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations, to be applied pursuant to Section 2.23(d)(ii). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Company shall, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). If at any time the total amount of such Cash Collateral is greater than the Minimum Collateral Amount, the Administrative Agent will, promptly upon demand by the Company, release to the Company Cash Collateral in an amount sufficient to eliminate such excess. (ii) Application. Notwithstanding anything to the contrary in this Agreement, Cash Collateral provided under this Section 2.23 in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, before any other application of such property otherwise provided for herein. (iii) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the L/C Issuer’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 2.23(d) following (A) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (B) the determination by the Administrative Agent and the L/C Issuer that there exists excess Cash Collateral; provided that subject to this Section 2.23 the Person providing Cash Collateral and the L/C Issuer may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations. SECTION 3 TAXES, YIELD PROTECTION AND ILLEGALITY 3.1 Taxes. (a) Defined Terms. For purposes of this Section 3.1, the term “Lender” includes any Swing Line Lender and L/C Issuer and the term “applicable law” includes FATCA.

74 (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Company or any other Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by the Company or any other Withholding Agent (as applicable), then the Company or such other applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Company or any other applicable Borrower (as applicable) shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Borrowers. The Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Borrowers. The Borrowers shall jointly and severally indemnify each Recipient, within 30 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability, together with a certified copy of evidence of such payment or a reasonably detailed calculation of the required payment, delivered to the Company by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, contemporaneously with the demand for payment, shall be conclusive absent demonstrable error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of subsection 11.8(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

75 (f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Borrower to a Governmental Authority pursuant to this Section 3.1, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.1(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Borrower and with respect to a Loan or Commitment extended to such Borrower, (A) any U.S. Lender shall deliver to such Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W- BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-BEN-E, as

76 applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Sections 881(c) or 871(h) of the Code, (x) a certificate substantially in the form of Exhibit K-1 to the effect that such Foreign Lender (or, in the event that such Foreign Lender is a Disregarded Entity, the Person that is treated for U.S. federal income tax purposes as being the sole owner of such Lender) is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of such Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-BEN-E, as applicable; or (4) to the extent a Foreign Lender (or, in the event that such Foreign Lender is a Disregarded Entity, the Person that is treated for U.S. federal income tax purposes as being the sole owner of such Lender) is not the beneficial owner (for U.S. federal income tax purposes), executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-2 or Exhibit K-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender (or, in the event that such Foreign Lender is a Disregarded Entity, the Person that is treated for U.S. federal income tax purposes as being the sole owner of such Lender) is a partnership (for U.S. federal income tax purposes) and one or more direct or indirect partners of such partnership are claiming the portfolio interest exemption, such partnership may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit such Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to such Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by such Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by such Borrower or the

77 Administrative Agent as may be necessary for such Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall promptly update such form or certification or promptly notify such Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes as to which it has been indemnified pursuant to this Section 3.1 (including by the payment of additional amounts pursuant to this Section 3.1), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Indemnified Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Indemnified Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Indemnified Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) FATCA Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the First Amendment Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). (j) Survival. Each party’s obligations under this Section 3.1 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. 3.2 Illegality.

78 (a) If any Lender determines that any Change of Law has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make Eurocurrency Loans, Daily Eurodollar Loans or CDOR Rate Loans, then, on notice thereof by the Lender to the Company through the Administrative Agent, any obligation of that Lender to make Eurocurrency Loans, Daily Eurodollar Loans or CDOR Rate Loans shall be suspended until the circumstances giving rise to such determination no longer exist. (b) If a Lender determines that it is unlawful to maintain any Eurocurrency Loan or Daily Eurodollar Loans, the Company shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Administrative Agent), prepay, or cause the Dutch Borrower or Canadian Borrower to prepay, in full such Eurocurrency Loan or Daily Eurodollar Loans, together with interest accrued thereon and amounts required under Section 3.4, either on the last day of the Interest Period thereof or, if earlier, on the date on which such Lender may no longer lawfully continue to maintain such Eurocurrency Loan or Daily Eurodollar Loans. If the Company is required to so prepay, or cause the Dutch Borrower or Canadian Borrower to so prepay, any Eurocurrency Loan or Daily Eurodollar Loans, then concurrently with such prepayment, the Company, the Dutch Borrower or the Canadian Borrower, as applicable, shall borrow from the Affected Lender, in the amount of such repayment, a Base Rate Loan (denominated in U.S. Dollars). If a Lender determines that it is unlawful to maintain any CDOR Rate Loan, the Company shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Administrative Agent), prepay, or cause the Canadian Borrower to prepay, in full such CDOR Rate Loan, together with interest accrued thereon and amounts required under Section 3.4, either on the last day of the applicable quarter with respect thereof or, if earlier, on the date on which such Lender may no longer lawfully continue to maintain such CDOR Rate Loan. (c) If the obligation of any Lender to make or maintain Eurocurrency Loans or Daily Eurodollar Loans has been so terminated or suspended, all Loans which would otherwise be made by such Lender as Eurocurrency Loans or Daily Eurodollar Loans shall be instead Base Rate Loans (denominated in U.S. Dollars). If the obligation of any Lender to make or maintain CDOR Rate Loans has been so terminated or suspended, such Lender shall not be required to make or continue any further CDOR Rate Loans until such termination or suspension, as applicable, ceases, and all outstanding CDOR Rate Loans that are not continued shall be repaid in full when due. (d) Before giving any notice to the Administrative Agent or demand upon the Company under this Section, the Affected Lender shall designate a different Lending Office with respect to its Eurocurrency Loans, Daily Eurodollar Loans or CDOR Rate Loans, as applicable, if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of such Lender, be illegal or otherwise disadvantageous to such Lender. 3.3 Increased Costs and Reduction of Return. (a) If after the Second Amendment Effective Date any Lender determines that, due to either (i) any Change of Law (other than any change by way of

79 imposition of or increase in reserve requirements included in the calculation of interest pursuant to subsection 2.13(f)) including, subjecting any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of Law), there shall be any increase in the cost to the Administrative Agent or such Lender of agreeing to make or making, funding or maintaining any Credit Extension, then the Company shall be liable for, and shall from time to time, within 30 days after demand (with a copy of such demand to be sent to the Administrative Agent), pay, or cause the Dutch Borrower or the Canadian Borrower to pay, to the Administrative Agent for its own account or the account of such Lender, additional amounts as are sufficient to compensate the Administrative Agent or such Lender for such increased costs. Neither the Administrative Agent nor any Lender shall make a demand for payment under this subsection 3.3(a) unless it also makes a demand for payment for increased costs to similarly situated borrowers party to a credit facility with the Administrative Agent or such Lender. (b) If after the Second Amendment Effective Date any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, (iv) compliance by such Lender (or its Lending Office) or any Person controlling such Lender with any Capital Adequacy Regulation (excluding, in each of the foregoing cases, any change that is merely proposed and not binding) or (v) any Change of Law, affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender or such controlling Person and (taking into consideration such Lender’s or such controlling Person’s policies with respect to capital adequacy or liquidity and such Lender’s or such controlling Person’s desired return on capital) determines that the amount of such capital or liquidity is increased as a consequence of its Commitment, its Credit Extensions (or participations therein) or its obligations under this Agreement, then, within 30 days after demand of such Lender to the applicable Borrower through the Administrative Agent, such Borrower shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase. No Lender shall make a demand for payment under this subsection 3.3(b) unless it also makes a demand for payment for an increase in the amount of capital required or expected to be maintained by such Lender or such controlling Person to similarly situated borrowers party to a credit facility with such Lender. (c) If after the Second Amendment Effective Date any Change of Law of any jurisdiction outside of the United States of America or any subdivision thereof imposes or deems applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against or fee with respect to assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Office, and the result of the foregoing is to increase the cost to such Lender or applicable Lending Office of making or maintaining its Eurocurrency Loans, Daily Eurodollar Loans or CDOR Rate Loans to any Borrower that is not incorporated under the laws of the United States of America or a state thereof (each a “Non-U.S. Borrower”) or its Commitment to any Non-U.S. Borrower or to reduce the amount received by

80 such Lender or applicable Lending Office in connection with such Eurocurrency Loans, Daily Eurodollar Loans or CDOR Rate Loans to any Non-U.S. Borrower or Commitment to any Non- U.S. Borrower, then, within thirty (30) days after demand by such Lender, such Non-U.S. Borrower shall pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction in amount received, provided that such Non-U.S. Borrower shall not be required to compensate any Lender for such non-U.S. reserve costs or fees to the extent that an amount equal to such reserve costs or fees is received by such Lender as a result of Section 2.13(f). No Lender shall make a demand for payment under this subsection 3.3(c) unless it also makes a demand for payment for reserve costs or fees to similarly situated borrowers party to a credit facility with such Lender. 3.4 Funding Losses. The applicable Borrower shall reimburse each applicable Lender and hold each applicable Lender harmless from any loss or expense that such Lender may sustain or incur as a consequence of: (a) the failure of such Borrower to make on a timely basis any payment of principal of any Eurocurrency Loan; (b) the failure of such Borrower to borrow, continue or convert a Loan after such Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation; (c) the failure of such Borrower to make any prepayment of a Loan in accordance with any notice delivered under Section 2.10; (d) the prepayment or other payment (including after acceleration thereof) of a Eurocurrency Loan on a day that is not the last day of the relevant Interest Period; or (e) the automatic conversion under Section 2.4 of any Eurocurrency Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period; including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain any Eurocurrency Loan or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Company or the Dutch Borrower to the Lenders under this Section and under subsection 3.3(a), each Eurocurrency Loan made by a Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Eurocurrency Rate for such Eurocurrency Loan by a matching deposit or other borrowing in the eurocurrency interbank market for a comparable amount and for a comparable period, whether or not such Eurocurrency Loan is in fact so funded. 3.5 Availability of Types of Borrowings; Adequacy of Interest Rates. (a) Notwithstanding anything to the contrary in this Agreement or any other Loan Document, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Required Lenders notify the Administrative Agent and the Company that the Required Lenders have determined, that:

81 (i) deposits of a type and maturity appropriate to match fund Eurocurrency Borrowings or Daily Eurodollar Loans or CDOR Borrowings are not available to such Lenders in the relevant market, or (ii) the interest rate applicable to Eurocurrency Borrowings or Daily Eurodollar Loans or CDOR Borrowings, as applicable, for any requested Interest Period is not ascertainable or available (including, without limitation, because the applicable Reuters screen (or on any successor or substitute page on such screen) is unavailable) or does not adequately and fairly reflect the cost of making or maintaining Eurocurrency Borrowings or Daily Eurodollar Loans or CDOR Borrowings, as applicable, then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist (which notice shall be given by the Administrative Agent as promptly as practicable after it obtains knowledge that such circumstances no longer exist), (i) any Notice of Conversion/Continuation that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing in the applicable currency or a CDOR Borrowing or the applicable Interest Period, as the case may be, shall be ineffective, (ii) if any Notice of Borrowing requests a Eurocurrency Borrowing in U.S. Dollars, such Borrowing shall be made as a Base Rate Borrowing and (iii) if any Notice of Borrowing requests a Eurocurrency Borrowing in a Foreign Currency or a CDOR Borrowing, as applicable, then such request shall be ineffective; provided that if the circumstances giving rise to such notice affect only one Type of Loans, then the other Type of Loans shall be permitted. Furthermore, if any Eurocurrency Loan in any Agreed Currency (or CDOR Rate Loan, as applicable) is outstanding on the date of the Company’s receipt of the notice from the Administrative Agent referred to in this Section 3.5(a) with respect to a Relevant Rate applicable to such Eurocurrency Loan (or CDOR Rate Loan, as applicable), then (i) if such Eurocurrency Loan is denominated in U.S. Dollars, then on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), such Loan shall be converted by the Administrative Agent to, and shall constitute, a Base Rate Loan denominated in U.S. Dollars on such day or (ii) if (x) such Eurocurrency Loan is denominated in any Agreed Currency (other than U.S. Dollars) or (y) such Loan is a CDOR Rate Loan, then, in each case, such Loan shall, on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), at the relevant Borrower’s election prior to such day: (A) be prepaid by such Borrower on such day or (B) be converted by the Administrative Agent to, and (subject to the remainder of this subclause (B)) shall constitute, a Base Rate Loan denominated in U.S. Dollars (in an amount equal to the Dollar Equivalent of such Agreed Currency) on such day (it being understood and agreed that if such Borrower does not so prepay such Loan on such day by 12:00 noon, local time, the Administrative Agent is authorized to effect such conversion of such Eurocurrency Loan or CDOR Rate Loan into a Base Rate Loan denominated in U.S. Dollars), and, in the case of such subclause (B), upon the Company’s receipt of notice from the Administrative Agent that the circumstances giving rise to the aforementioned notice no longer exist (which notice shall be given by the Administrative Agent as promptly as practicable after it obtains knowledge that such circumstances no longer exist exist), such Base Rate Loan denominated in U.S. Dollars shall then be converted by the Administrative Agent to, and shall constitute, a Eurocurrency Loan denominated in such original Agreed Currency (in an amount

82 equal to the Foreign Currency Equivalent of such Agreed Currency) or a CDOR Rate Loan denominated in Canadian Dollars (in an amount equal to the Foreign Currency Equivalent of Canadian Dollars) on the day of such notice being given to the Company by the Administrative Agent. (b) Benchmark Replacement. (i) Benchmark Transition Event; Early Opt-in Election. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (provided that (I) the Administrative Agent shall provide written notice of such determination of such Benchmark Replacement to the Company, and in the event that the Administrative Agent has received written notice of objection from the Company thereto within 30 days after the date such notice is provided to the Company, then on the date of receipt of such notice of objection by the Administrative Agent, a Benchmark Unavailability Period shall be deemed to commence on such date or, if later, on the Benchmark Replacement Date with respect to such Benchmark Transition Event and (II) for the avoidance of doubt, during the period commencing on the date of such written notice to the Company and ending on the date of such objection by the Company, no such replacement of Benchmark shall occur) and (y) if a Benchmark Replacement is determined in accordance with clause (3)(i) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 4:00 p.m. (Milwaukee time) on the fifth Business Day after the date notice of such Benchmark Replacement is provided by the Administrative Agent to the Lenders and the Company without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (ii) Term SOFR Transition Event. Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, solely with respect to a Loan denominated in U.S. Dollars, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that, this clause (b)(ii) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Company a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may do so in its sole discretion,

83 however, the Benchmark Replacement Date cannot occur unless such Term SOFR Notice has been provided and the other applicable requirements in the definition of “Benchmark Replacement Date” have been satisfied. (iii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iv) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Company and the Lenders of (A) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (v) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Except as expressly provided in this Agreement, any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.5(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole good faith discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.5(b). (v) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or the Eurocurrency Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service commonly used in the banking industry for such purpose that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion and consistent with such selection generally under other substantially similar credit facilities for which it acts as the administrative agent or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

84 (vi) Benchmark Unavailability Period. Upon notice to the Company by the Administrative Agent in accordance with Section 11.2 of the commencement of a Benchmark Unavailability Period (or the deemed commencement of a Benchmark Unavailability Period pursuant to Section 3.5(b)(i)) and until a Benchmark Replacement is determined in accordance with this Section 3.5(b), the relevant Borrower may revoke any request for a Eurocurrency Borrowing, Daily Eurodollar Rate Loan or a CDOR Borrowing, or any request for the conversion or continuation of a Eurocurrency Borrowing, a Daily Eurodollar Rate Loan or a CDOR Borrowing to be made, converted or continued during any Benchmark Unavailability Period and, failing that, either (i) such Borrower will be deemed to have converted any such request for a Eurocurrency Borrowing denominated in U.S. Dollars or a Daily Eurodollar Rate Loan into a request for a Base Rate Borrowing or conversion to a Base Rate Borrowing or (ii) any request for a Eurocurrency Borrowing denominated in a Foreign Currency or a CDOR Borrowing shall be ineffective. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. Furthermore, if any Eurocurrency Loan in any Agreed Currency (or CDOR Rate Loan, as applicable) is outstanding on the date of the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Eurocurrency Loan (or CDOR Rate Loan, as applicable), then (i) if such Eurocurrency Loan is denominated in U.S. Dollars, then on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), such Loan shall be converted by the Administrative Agent to, and shall constitute, a Base Rate Loan denominated in U.S. Dollars on such day or (ii) if (x) such Eurocurrency Loan is denominated in any Agreed Currency (other than U.S. Dollars) or (y) such Loan is a CDOR Rate Loan, then, in each case, such Loan shall, on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), at the relevant Borrower’s election prior to such day: (A) be prepaid by such Borrower on such day or (B) be converted by the Administrative Agent to, and (subject to the remainder of this subclause (B)) shall constitute, a Base Rate Loan denominated in U.S. Dollars (in an amount equal to the Dollar Equivalent of such Agreed Currency) on such day (it being understood and agreed that if such Borrower does not so prepay such Loan on such day by 12:00 noon, local time, the Administrative Agent is authorized to effect such conversion of such Eurocurrency Loan or CDOR Rate Loan into a Base Loan denominated in U.S. Dollars), and, in the case of such subclause (B), upon any subsequent implementation of a Benchmark Replacement in respect of such Agreed Currency pursuant to this Section 3.5(b), such Base Rate Loan denominated in U.S. Dollars shall then be converted by the Administrative Agent to, and shall constitute, a Eurocurrency Loan denominated in such original Agreed Currency (in an amount equal to the Foreign Currency Equivalent of such Agreed Currency) or a CDOR Rate Loan denominated in Canadian Dollars (in an amount equal to the Foreign Currency Equivalent of Canadian Dollars) on the day of such implementation, given effect to such Benchmark Replacement in respect of such Agreed Currency. 3.6 Certificates of Lenders. Any Lender claiming reimbursement or compensation under this Section 3 shall deliver to the applicable Borrower (with a copy to the Administrative Agent), prior to or contemporaneously with any demand for payment under this Section 3, a certificate setting forth in reasonable detail the basis for, and a computation of the amount payable to, such Lender, and such certificate shall be conclusive and binding on such Borrower in the absence of demonstrable error. In determining such amount, any Lender may use any

85 reasonable averaging or attribution method. Notwithstanding anything to the contrary contained in this Agreement, no amount shall be payable by a Borrower pursuant to Section 3.1 or 3.3 with respect to any period commencing more than 90 days before the delivery of the certificate contemplated by this Section 3.6 unless such amount is claimed as a result of the retroactive effect of any newly enacted or adopted law, rule or regulation and such certificate is delivered within 90 days after such enactment or adoption. 3.7 Substitution of Lenders. If (a) any Lender shall become a Defaulting Lender, (b) any Borrower shall receive from any Lender (or any of its Participants) a claim for compensation under Section 2.13(f), 3.1 or 3.3, (c) any Borrower shall receive a notice under Section 3.2 or (d) except while an Event of Default pursuant to Sections 8.1.1, 8.1.6 or 8.1.7 exists, any Lender, without the Company’s written consent, enters into any assignment to, or participation with, a Disqualified Institution, then the Administrative Agent may (or upon the written request of the Borrowers if the Borrowers have located or identified a replacement Lender that is an Eligible Assignee and is reasonably acceptable to the Administrative Agent as contemplated below, shall) replace such Lender (the “affected Lender”), or cause such affected Lender to be replaced, with another lender (the “replacement Lender”) satisfying the requirements of an Eligible Assignee under Section 11.8, by having the affected Lender sell and assign all of its rights and obligations under this Agreement and the other Loan Documents (including for purposes of this Section 3.7, participations in L/C Obligations and Swing Line Loans) to the replacement Lender pursuant to Section 11.8; provided, however, that if the Borrowers seek to exercise such right, neither the Administrative Agent nor any Lender shall have any obligation to identify or locate a replacement Lender for the Borrowers (it being expressly agreed that in such circumstances it is the Borrowers’ obligation to identify or locate a replacement Lender that is an Eligible Assignee and is reasonably acceptable to the Administrative Agent). Upon receipt by any affected Lender of a written notice from the Administrative Agent stating that the Administrative Agent is exercising the replacement right set forth in this Section 3.7, such affected Lender shall sell and assign all of its rights and obligations under this Agreement and the other Loan Documents (including for purposes of this Section 3.7, participations in L/C Obligations and Swing Line Loans) to the replacement Lender pursuant to Section 11.8 for a purchase price equal to the sum of 100% of the principal amount of the affected Lender’s Loans so sold and assigned or such other amount as is agreed to by such affected Lender and such replacement Lender), all accrued and unpaid interest thereon and its ratable share of all fees to which it is entitled. If such affected Lender fails to execute the documentation required to effectuate such assignment, such documentation may be executed by any Borrower on behalf of such affected Lender. For the avoidance of doubt, if the result of any Bail-In Action is to reduce, terminate or otherwise modify such affected Lender’s interests, rights and obligations under this Agreement or the other Loan Documents, exercising the replacement right set forth in this Section 3.7 shall not be available with respect to such affected Lender. Notwithstanding any other provision of this Agreement to the contrary, if (a) a Lender (a “Demanding Lender”) demands any payment of any amount pursuant to Section 3.3 and the amount so demanded is disproportionately greater than the amount of compensation (if any) that the Company generally is obligated to pay to other Lenders arising out of the same event or circumstance giving rise to such demand (a “Trigger Event”) or (b) a Bail-In Action with respect to a Lender results in the reduction or termination of such Lender’s interests, rights and/or

86 obligations under this Agreement and/or one or more of the other Loan Documents, then the Company may terminate such Lender’s Commitment, in its entirety, hereunder, provided that (i) no Event of Default or Unmatured Event of Default shall have occurred and be continuing at the time of such Commitment termination, (ii) in the case of a Demanding Lender, the Company shall concurrently terminate the Commitment of each other Lender that has made a demand for payment under Section 3.3 that arises out of such Trigger Event and that is similarly disproportionate to the amount the Company is generally obligated to pay to other Lenders arising out of such Trigger Event, (iii) the Required Lenders shall have consented to each such Commitment termination and (iv) such Lender shall have been paid all amounts then due to it under this Agreement and each other Loan Document (which, for the avoidance of doubt, the respective Borrowers may pay in connection with any such termination without making ratable payments to any other Lender (other than another Lender that has a Commitment that concurrently is being terminated under this Section 3.7)). In no event shall the termination of a Lender’s Commitment in accordance with this paragraph impair or otherwise affect the obligation of the Company to make any payment demanded by such Lender in accordance with Section 3.3. 3.8 Survival. The agreements and obligations of the Borrowers in this Section 3 shall survive the termination of this Agreement and the payment of all other Obligations. SECTION 4 CONDITIONS PRECEDENT 4.1 Conditions of Initial Credit Extension. The obligation of each Lender to make its initial Credit Extension is, in addition to the conditions precedent set forth in Section 4.2, subject to the conditions that the Restatement Effective Date shall occur prior to December 12, 2012, and that the Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent and the Lenders, and in sufficient copies for each Lender: 4.1.1 Notes. All Notes requested by Lenders at least three Business Days prior to the Restatement Effective Date. 4.1.2 Resolutions; Incumbency. (a) Copies of resolutions of the board of directors of each Borrower authorizing the transactions contemplated by the Loan Documents, certified as of the Restatement Effective Date by the Secretary or an Assistant Secretary of such Borrower; and (b) a certificate of the Secretary or Assistant Secretary of each Borrower certifying the names and true signatures of the officers of such Borrower authorized to execute and deliver the Loan Documents to which such Person is a party. 4.1.3 Good Standing Certificates. A copy of a good standing certificate (or the equivalent) as of a recent date for each Borrower issued by the Secretary of State or other appropriate official of its jurisdiction of organization.

87 4.1.4 Guaranty. The Guaranty, signed by each Person that is required to be a guarantor thereunder on the Restatement Effective Date (unless such Person is already a party to the Guaranty under the Existing Credit Agreement). 4.1.5 Legal Opinions. An opinion of Foley & Lardner LLP, counsel to the Company, substantially in the form of Exhibit D; an opinion of McMillan LLP, counsel to the Canadian Borrower, substantially in the form of Exhibit E; and an opinion of AKD N.V., counsel to the Dutch Borrower, substantially in the form of Exhibit F. 4.1.6 Payment of Fees. Evidence of payment by the Borrowers of all accrued and unpaid fees, costs and expenses in respect hereof to the extent invoiced reasonably in advance of the Restatement Effective Date. 4.1.7 Certificate. A certificate signed by a Responsible Officer, dated as of the Restatement Effective Date, stating that: (a) the representations and warranties contained in Section 5 are true and correct on and as of such date, as though made on and as of such date; (b) no Event of Default or Unmatured Event of Default exists or would result from the initial Credit Extension; and (c) since December 31, 2011, no event or circumstance has occurred that has resulted or could reasonably be expected to result in a Material Adverse Effect. 4.1.8 Other Documents. Such other approvals, opinions, documents or materials as the Administrative Agent or any Lender may reasonably request. For purposes of determining compliance with the conditions specified in this Section 4.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Restatement Effective Date specifying its objection thereto. 4.2 Conditions to All Loans. The obligation of each Lender to make any Credit Extension is subject to the satisfaction of the following conditions precedent on the date of such Credit Extension: 4.2.1 Notice. The Administrative Agent shall have received a Notice of Borrowing, a Swing Line Borrowing Notice or L/C Application, as applicable. 4.2.2 Continuation of Representations and Warranties. The representations and warranties in Section 5 (other than Section 5.5 and subsection 5.11(b)) shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it is true and correct in all respects) on and as of the date of such Credit Extension with the same effect as if made on and as of such date (except to the extent such representations and warranties

88 expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date). 4.2.3 No Existing Default. No Event of Default or Unmatured Event of Default shall exist or shall result from such Credit Extension. Each Notice of Borrowing, Swing Line Borrowing Notice or L/C Application (if such L/C Application requests a Credit Extension) submitted by a Borrower hereunder shall constitute a representation and warranty by such Borrower that, as of the date of such notice or request and as of the date of such Credit Extension, the conditions in this Section 4.2 are satisfied. SECTION 5 REPRESENTATIONS AND WARRANTIES The Company represents and warrants to the Administrative Agent and each Lender (and each of the Canadian Borrower (while the Canadian Sublimit remains in effect or any Loan is outstanding to the Canadian Borrower) and the Dutch Borrower (while the Dutch Sublimit remains in effect or any Loan is outstanding to the Dutch Borrower) represents and warrants with respect to itself to the Administrative Agent and each Lender) that: 5.1 Corporate Existence and Power. The Company and each of its Subsidiaries: (a) is duly organized, validly existing and in good standing (or the equivalent) under the laws of the jurisdiction of its incorporation; (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to (i) own its assets, (ii) carry on its business and (iii) execute, deliver and perform its obligations under the Loan Documents to which it is a party; (c) is duly qualified as a foreign entity and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and (d) is in compliance with all Requirements of Law; except, in each case referred to in clause (a) (with respect to Subsidiaries other than the Canadian Borrower or the Dutch Borrower), clause (b)(i), clause (b)(ii), clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.2 Authorization; No Contravention. The execution, delivery and performance by each Borrower of each Loan Document to which it is a party have been duly authorized by all necessary organizational action by such Borrower, and do not and will not: (a) contravene the terms of any of such Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or (other than under any Loan Document) the creation of any Lien under, any document evidencing any

89 material Contractual Obligation to which the Company or any Subsidiary is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or any Subsidiary or any of their respective property is subject; or (c) violate any Requirement of Law. 5.3 Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required to be made by any Borrower in connection with the execution, delivery or performance by, or enforcement against, such Borrower of any Loan Document to which it is a party (other than customary post- closing filings with the SEC). 5.4 Binding Effect. This Agreement has been duly executed and delivered by each Borrower and, upon execution and delivery thereof by the applicable Borrower, each Loan Document to which a Borrower is a party will be duly executed and delivered by such Borrower. This Agreement constitutes a legal, valid and binding obligation of each Borrower and, upon the execution and delivery thereof by the applicable Borrower, each other Loan Document to which a Borrower is a party will constitute a legal, valid and binding obligation of such Borrower, in each case enforceable against the applicable Borrower in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability. 5.5 Litigation. Except as specifically disclosed in Schedule 5.5, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of a Responsible Officer of the Company, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, against the Company or any Subsidiary or any of their respective properties which: (a) pertain to this Agreement or any of the transactions contemplated hereby; or (b) would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or other order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance by the Company or any Subsidiary of this Agreement or any other Loan Document or directing that the transactions provided for herein or therein not be consummated as herein provided. 5.6 No Default. As of the Second Amendment Effective Date, neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect that, individually or together with all other such defaults, could reasonably be expected to have a Material Adverse Effect. 5.7 ERISA Compliance; Canadian Pension Plans. Except as specifically disclosed in Schedule 5.7:

90 (a) Each Plan and each Canadian Pension Plan is in compliance with the applicable provisions of ERISA, the Code and other Federal, state or other Law, except where any failures to be in compliance, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS (or an opinion letter upon which it may rely) and, to the best knowledge of the Company, nothing has occurred which would cause the loss of such qualification, except to the extent that the failure to receive such letter or the cost of correcting any failure of qualification, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The Company and its ERISA Affiliates have made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan, except to the extent that any of the foregoing, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. (b) There are no pending or, to the best knowledge of Company, threatened (in writing) claims, actions or lawsuits, or actions by any Governmental Authority (or any facts which after notice or lapse of time or both could reasonably be expected to give rise to any such claim, action or lawsuit), with respect to any Plan or Canadian Pension Plan that, either alone or in the aggregate, have resulted or could reasonably be expected to result in a Material Adverse Effect. There have been no prohibited transactions or violations of the fiduciary responsibility rules with respect to any Plan that, either alone or in the aggregate, have resulted or could reasonably be expected to result in a Material Adverse Effect. (c) Except to the extent that any of the following, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no contribution failure by the Company or any ERISA Affiliate has occurred with respect to a Pension Plan sufficient to give rise to a Lien under Section 303(k) of ERISA; (iii) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (iv) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA. (d) Except to the extent that any of the following, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (i) all Canadian Pension Plans are duly registered under all applicable Canadian pension benefits legislation and there are no other Canadian pension plans of the Borrowers other than the Canadian Pension Plans;

91 (ii) all contributions or premiums required to be made by the Canadian Borrower under all Canadian Pension Plans have been made in a timely fashion in accordance with the terms of the Canadian Pension Plans and applicable Law; (iii) all employee contributions to Canadian Pension Plans required to be made by way of authorized payroll deduction have been properly withheld by the Canadian Borrower and fully paid into the Canadian Pension Plans in a timely fashion; (iv) all reports and disclosures relating to the Canadian Pension Plans required by any applicable Law have been filed or distributed in a timely fashion; (v) there have been no improper withdrawals, or applications of, the assets of any of the Canadian Pension Plans; and (vi) no amount is owing by any of the Canadian Pension Plans under the ITA or any provincial taxation statute. 5.8 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by Section 6.10 and Section 7.6. Neither the Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock. Margin Stock constitutes less than 25% of the consolidated assets of the Company and its Subsidiaries that are subject to any limitation on sale or pledge, or any similar restriction, hereunder. 5.9 Title to Properties. The Company and its Material Subsidiaries have good record and marketable title in fee simple to, or valid leasehold or other valid contractual interests in, all property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title or interest as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.10 Taxes. The Company and its Subsidiaries have filed all federal (United States of America and Canada) or national (the Netherlands) income, provincial income, state income, and other material Tax returns and reports (including foreign Tax returns and reports) required to be filed, and have paid when due and payable all federal (United States of America and Canada) income, provincial income, state income and other material Taxes, assessments, fees and other governmental charges (including foreign Taxes, assessments, fees and other governmental charges) imposed by any Governmental Authority that are due and payable or that may give rise to a Lien, except (a) those which are being contested in good faith by appropriate proceedings or action and for which adequate reserves have been provided in accordance with GAAP and/or (b) where the failure to make such filing or payment could not reasonably be expected to have a Material Adverse Effect. As of the Second Amendment Effective Date, there is no proposed Tax assessment against the Company or any Subsidiary that would have a Material Adverse Effect. 5.11 Financial Condition.

92 (a) The audited consolidated financial statements of the Company and its Subsidiaries dated December 31, 2020, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for the fiscal period ended on such date: (i) were prepared in all material respects in accordance with GAAP consistently applied throughout the periods covered thereby, except (x) as otherwise expressly noted therein and (y) for the absence of footnotes, and subject to audit and normal year-end adjustments; (ii) fairly present in all material respects the financial condition of the Company and its Subsidiaries as of the dates thereof and results of operations for the periods covered thereby. (b) Since December 31, 2020, there has been no Material Adverse Effect (excluding, for the avoidance of doubt, changes or effects directly arising out of or otherwise directly related to the impact of the COVID-19 pandemic on the Company’s operations, as described in any Form 10-K, Form 10-Q or Form 8-K filed by the Company with the SEC prior to the Second Amendment Effective Date). 5.12 Environmental Matters. Except as disclosed on Schedule 5.12, to the best of the Company’s knowledge, all existing Environmental Laws and existing Environmental Claims on its business, operations and properties, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.13 Regulated Entities. Neither the Company nor any Subsidiary is an “Investment Company” within the meaning of the Investment Company Act of 1940. Neither the Company nor any Subsidiary is subject to regulation under the Federal Power Act or any state or provincial public utilities code. 5.14 Subsidiaries. As of the Second Amendment Effective Date, the Company has no Subsidiaries other than those listed on Schedule 5.14 and no Material Subsidiaries other than those designated as such on Schedule 5.14. Each of the Canadian Borrower and the Dutch Borrower is an indirect Wholly-Owned Subsidiary of the Company. 5.15 Insurance. Except as could not reasonably be expected to have a Material Adverse Effect, the properties of the Company and its Material Subsidiaries are insured either by adequately reserved self-insurance or with financially sound and reputable insurance companies (except to the extent that any insurance company insuring the properties of the Company and its Material Subsidiaries ceases to be financially sound and reputable after the Second Amendment Effective Date, in which case, the Company shall promptly replace such insurance company with a financially sound and reputable insurance company), in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Material Subsidiary operates. 5.16 Anti-Corruption Laws and Sanctions.

93 (a) The Company maintains in effect policies and procedures designed to promote compliance in all material respects by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Company, its Subsidiaries and their respective officers and directors and to the knowledge of the Company, its employees and agents are in compliance with Anti- Corruption Laws and applicable Sanctions, in each case, in all material respects and, in the case of each of the Canadian Borrower and the Dutch Borrower, is not knowingly engaged in any activity that could reasonably be expected to result in such Borrower being or becoming a Sanctioned Person (other than solely by virtue of operating or residing in a Sanctioned Country in a manner that does not violate any applicable Sanctions). None of (a) the Company, any Subsidiary or to the knowledge of the Company or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or directly benefit from the credit facility established hereby, is a Sanctioned Person, in each case other than solely by virtue of operating, residing in and/or being organized in a Sanctioned Country in a manner that does not violate any applicable Sanctions. No Borrowing, Swing Line Loan or Letter of Credit, use of proceeds by any Borrower or the other transactions contemplated hereby will violate any Anti-Corruption Law or applicable Sanctions. (b) Neither the making of the Loans or issuance of any Letter of Credit hereunder, nor the use of the proceeds thereof by any Borrower, will violate the Patriot Act, the Trading with the Enemy Act, as amended, any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto, or any Laws equivalent to any of the foregoing in Canada (including Part II.1 of the Criminal Code (Canada), the Proceeds of Crime (Money Laundering) and Terrorist Financing Act, regulations promulgated pursuant to the Special Economic Measures Act and the United Nations Act) or the Netherlands. The Company and its Subsidiaries are in compliance in all material respects with the Patriot Act. 5.17 Full Disclosure. None of the representations or warranties made by any Borrower in this Agreement as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, written statement or certificate furnished by or on behalf of any Borrower in connection with this Agreement (including the offering and disclosure materials delivered by or on behalf of the Borrowers to the Lenders prior to the Restatement Signing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered (it being understood that (i) any projections and forecasts provided by the Company or any Subsidiary are based on good faith estimates and assumptions believed by the Company or such Subsidiary to be reasonable as of the date of the applicable projections or forecasts and that actual results during the periods covered by any such projections and forecasts may differ from projected or forecasted results and (ii) any representation made pursuant to this Section 5.17 in respect of information provided with respect to any entity or assets acquired or to be acquired by the Company or any of its Subsidiaries, for all periods prior to the date of the consummation of such acquisition, is being made to the knowledge of the Company). As of the Second Amendment Effective Date, to the best knowledge of the Company, the information

94 included in any Beneficial Ownership Certification provided on or prior to the Second Amendment Effective Date in connection with the amendment dated as of such date is true and correct in all material respects. 5.18 Affected Financial Institutions. No Borrower is an Affected Financial Institution. 5.19 Tax Residency. At any time while the Dutch Sublimit remains in effect or any Loan is outstanding to the Dutch Borrower, the Dutch Borrower is resident for tax purposes in the Netherlands only, and does not have a permanent establishment or other taxable presence outside the Netherlands. 5.20 Fiscal Unity for Dutch Tax Purposes. At any time while the Dutch Sublimit remains in effect or any Loan is outstanding to the Dutch Borrower, the Dutch Borrower is not included in any fiscal unity (fiscale eenheid) for Dutch tax purposes. SECTION 6 AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation (other than any contingent indemnification or similar obligation not yet due and payable) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless Cash Collateralized), unless the Required Lenders waive compliance in writing: 6.1 Financial Statements. The Company shall deliver to the Administrative Agent (which shall promptly make available to each Lender): (a) As soon as available (but not later than 10 days after the date required to be filed with the SEC after giving effect to any extensions thereof in accordance with applicable law) after the end of each fiscal year, beginning with fiscal year ended December 31, 2016, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Ernst & Young LLP or another nationally-recognized independent public accounting firm (“Independent Auditor”) which report shall (x) state that such consolidated financial statements present fairly, in all material respects, the financial position for the periods indicated in conformity with GAAP (except as specified therein) and (y) not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company’s or any Subsidiary’s records; provided that (i) if the Independent Auditor’s report with respect to such consolidated financial statements is a combined report (that is, one report containing both an opinion on such consolidated financial statements and an opinion on internal controls over financial reporting), then such report may include a qualification or limitation relating to the Company’s system of internal controls over financial reporting due to the exclusion of any acquired business from the Independent Auditor’s management report on internal controls over financial reporting to the extent such exclusion is permitted under provisions published by the SEC or other applicable Governmental Authority, and (ii) such opinion may include references (excluding formal qualifications) regarding audits performed by

95 other auditors as contemplated by AU Section 543, Part of Audit Performed by Other Independent Auditors (or any successor or similar standard under GAAP); (b) As soon as available (but not later than five days after the date required to be filed with the SEC after giving effect to any extensions thereof in accordance with applicable law) after the end of each of the first three fiscal quarters of each fiscal year, beginning with fiscal quarter ended March 31, 2017, a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, stockholders’ equity and cash flows for such quarter and for the period commencing on the first day of the then-current fiscal year and ending on the last day of such quarter, certified by a Responsible Officer of the Company as fairly presenting in all material respects, in accordance with GAAP (subject to the absence of footnotes and to audit and normal year-end adjustments), the financial position and the results of operations of the Company and its Subsidiaries. 6.2 Certificates; Other Information. The Company shall furnish to the Administrative Agent (which shall promptly make available to each Lender): (a) concurrently with the delivery of the financial statements referred to in subsection 6.1(a) and each set of quarterly statements referred to in subsection 6.1(b), a Compliance Certificate executed by a Responsible Officer of the Company (and in addition to the foregoing certificate, the Company shall, if Additional Covenants are included in, or otherwise in effect under, the Senior Note Purchase Documents, concurrently deliver to the Administrative Agent for distribution to the Lenders a copy of each compliance certificate delivered to the investors under the Senior Note Purchase Agreement to the extent related to confirming compliance or non-compliance with such Additional Covenants); (b) promptly, copies of all registration statements (other than the Exhibits thereto and any registration statements on Form S-8 or its equivalent) and final reports on Forms 10-K and 10-Q that the Company shall have filed with the SEC; (c) promptly following any request therefor, such information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation; (d) promptly upon the execution and delivery thereof, notice of any waiver, consent, modification or amendment of or to the Senior Note Purchase Agreement with respect to any Additional Covenant, together with a copy of the documentation evidencing the foregoing; and (e) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary as the Administrative Agent, at the request of any Lender, may from time to time reasonably request (it being understood and agreed that neither the Company nor any of its Subsidiaries shall be required to disclose or discuss, or permit the inspection, examination or making of extracts of, any records, books, information or account or other matter (1) in respect of which disclosure to the Administrative

96 Agent, any Lender or their representatives is then prohibited by applicable law or any agreement binding on the Company or its Subsidiaries; (2) that is protected from disclosure by the attorney- client privilege or the attorney work product privilege or (3) that constitutes non-financial trade secrets or non-financial proprietary information). Documents required to be delivered pursuant to subsection 6.1(a) or (b) or subsection 6.2(b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto, on the Company’s website on the Internet at the website address listed on Schedule 11.2; (ii) on which such documents are posted on the Company’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); or (iii) on which such documents are filed for public availability on the SEC’s Electronic Data Gathering and Retrieval System (or any successor thereto which is freely and readily available to the Administrative Agent and the Lenders without charge). The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. Notwithstanding the above, if any report, certificate or other information required under this Section 6.2 or elsewhere herein is due on a day that is not a Business Day, then such report, certificate or other information shall be required to be delivered by the first day after such day that is a Business Day. 6.3 Notices. The Company shall promptly notify the Administrative Agent (which shall promptly notify each Lender) after a Responsible Officer of the Company obtains knowledge of: (a) the occurrence of any Event of Default or Unmatured Event of Default; (b) any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect; (c) the occurrence of any of the following events affecting the Company or any ERISA Affiliate: (i) an ERISA Event, provided, however, that, in the case of an ERISA Event arising from a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan, this Section 6.3(c)(i) shall not require notice to the Administrative Agent unless it results in withdrawal liability of the Company and/or its Subsidiaries under Section 4201 of ERISA under a Multiemployer Plan in excess of U.S.$5,000,000; (ii) a contribution failure with respect to a Pension Plan sufficient to give rise to a Lien under Section 303(k) of ERISA;

97 (iii) the adoption of, or the commencement of contributions to, one or more Plans subject to Section 412 of the Code by the Company or any ERISA Affiliate; or (iv) the adoption of any amendment to a Plan subject to Section 412 of the Code, if such amendment results in a material increase in contributions to such Plan; and (d) the occurrence of any of the following events: (i) a material increase in the liabilities of any of the Canadian Pension Plans; (ii) the establishment of a new registered Canadian pension plan; (iii) commencing payment of material contributions to a Canadian Pension Plan to which the Canadian Borrower had not previously been contributing; or (iv) any failure to make any required material contribution to a Canadian Pension Plan when due. (e) promptly after the occurrence thereof, notice to the applicable Lender of any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification. Each notice under this Section 6.3 shall be accompanied by a written statement by a Responsible Officer of the Company setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under subsection 6.3(a) shall describe with particularity all provisions, if any, of this Agreement that have been breached or violated. 6.4 Preservation of Corporate Existence, Etc. Except as otherwise expressly permitted under this Agreement, the Company shall, and shall cause each Subsidiary to: (a) preserve and maintain in full force and effect its corporate or other organizational existence and good standing (if applicable) under the Laws of its jurisdiction of incorporation; (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business except in connection with transactions permitted by Section 7.2 and sales of assets permitted by Section 7.3; (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill;

98 (d) preserve or renew all of its registered patents, trademarks, trade names and service marks; unless in the good faith judgment of the Company, the failure to do any of the acts specified above could not reasonably be expected to have a Material Adverse Effect (provided that each Borrower shall at all times comply with subsection (a) above). 6.5 Insurance. The Company shall, and shall cause each Material Subsidiary to, maintain with financially sound and reputable insurers (except to the extent that any insurer insuring the properties and business of the Company and its Material Subsidiaries ceases to be financially sound and reputable after the Second Amendment Effective Date, in which case, the Company shall promptly replace such insurer with a financially sound and reputable insurer), insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons (provided that the Company and its Material Subsidiaries may self-insure against such risks and in such amounts as are usually self-insured by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company and its Material Subsidiaries operate), except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. 6.6 Compliance With Laws. The Company shall, and shall cause each Subsidiary to, comply with all Requirements of Law (including any Environmental Law) of any Governmental Authority having jurisdiction over it or its business, except where the failure to so comply could not reasonably be expected to cause a Material Adverse Effect. The Company will maintain in effect policies and procedures designed to promote compliance in all material respects by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. 6.7 Compliance With ERISA; Canadian Pension Plans. Except to the extent that any of the following, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect the Company shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code. Except to the extent that any of the following, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, the Company shall maintain, and cause the Canadian Borrower and each other Canadian Subsidiary to maintain, each Canadian Pension Plan in compliance in all material respects with all requirements of the applicable pension plan texts, funding agreements, the ITA, applicable provincial pension benefits legislation and all other applicable Requirements of Law. Without the prior written consent of the Administrative Agent the Canadian Borrower shall not: (a) terminate, or cause to be terminated, any of the Canadian Pension Plans, if such plan would have a solvency deficiency on termination, unless such termination could not reasonably be expected to have a Material Adverse Effect, or (b) establish, acquire or become obligated to contribute to any Canadian Pension Plan unless such establishment, acquisition or obligation could not reasonably be expected to have a Material Adverse Effect. The Canadian Borrower

99 shall make all contributions or premiums required to be made by the Canadian Borrower under all Canadian Pension Plans in a timely fashion in accordance with the terms of the Canadian Pension Plans and applicable Law (subject to any grace periods provided thereby), unless the failure to do so could not reasonably be expected to have a Material Adverse Effect. 6.8 Inspection of Property and Books and Records. The Company shall, and shall cause each Subsidiary to, maintain proper books of record and account, in which full, true and correct in all material respects entries sufficient to permit the preparation of financial statements in conformity with GAAP shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company shall permit, and shall cause each Material Subsidiary to permit, representatives and independent contractors of the Administrative Agent and representatives of any Lender to visit and inspect any of their respective properties, to examine their respective organizational, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers and, in the presence of the Company if the Company shall so request, independent public accountants, all at the expense of such Lender or the Administrative Agent (or at the expense of the Company if an Event of Default exists) and at such reasonable times during normal business hours, upon reasonable advance notice to the Company and on only one occasion (in the aggregate for all Lenders and the Administrative Agent) during any fiscal year; provided that (i) when an Event of Default exists, the Administrative Agent or any Lender may do any of the foregoing at the expense of the Company at any time during normal business hours, as often as may be reasonably desired and without advance notice and (ii) it is understood and agreed that neither the Company nor any of its Subsidiaries shall be required to disclose or discuss, or permit the inspection, examination or making of extracts of, any records, books, information or account or other matter (1) in respect of which disclosure to the Administrative Agent, any Lender or their representatives is then prohibited by applicable law or any agreement binding on the Company or its Subsidiaries, (2) that is protected from disclosure by the attorney-client privilege or the attorney work product privilege or (3) that constitutes non-financial trade secrets or non-financial proprietary information. 6.9 Payment of Taxes. The Company shall, and shall cause each Material Subsidiary to, pay when due all material Tax liabilities, assessments and governmental charges upon it or its properties, unless (a) the same are being contested in good faith by appropriate proceedings or action and adequate reserves in accordance with GAAP are being maintained with respect thereto, and/or (b) the failure to do so could not reasonably be expected to have a Material Adverse Effect. 6.10 Use of Proceeds. The Borrowers shall use the proceeds of the Loans for working capital, capital expenditures and other lawful corporate purposes. No part of the proceeds of any Loan or any Letter of Credit shall be used, whether directly or indirectly, to purchase, acquire or carry any Margin Stock in violation of Regulations T, U and X of the FRB or for any purpose that entails a violation of any of the regulations of the FRB, including Regulations T, U and X. No Borrower will request any Borrowing or Letter of Credit, and no Borrower shall directly use or knowingly indirectly use, and the Company shall ensure that its Subsidiaries and, to the Company’s knowledge, the Company’s and its Subsidiaries’ respective directors, officers, employees and agents (to the extent such agents are under the control and acting on behalf of the

100 Company or any Subsidiary) do not directly use nor knowingly indirectly use, the proceeds of any Borrowing or Letter of Credit or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, in each case, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, business or transaction would violate Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. 6.11 Business Activities. The Company and its Material Subsidiaries shall continue to be primarily engaged in diversified manufacturing businesses (including the servicing of equipment manufactured by the Company and its Material Subsidiaries and similar types of equipment) and businesses reasonably related thereto and reasonable extensions thereof. 6.12 Tax Residency. At any time while the Dutch Sublimit remains in effect or any Loan is outstanding to the Dutch Borrower, the Dutch Borrower will remain resident for tax purposes in the Netherlands only, and will not create a permanent establishment or other taxable presence outside the Netherlands. 6.13 Fiscal Unity for Dutch Tax Purposes. At any time while the Dutch Sublimit remains in effect or any Loan is outstanding to the Dutch Borrower, the Dutch Borrower shall procure that it will not be included in any fiscal unity (fiscale eenheid) for Dutch tax purposes. 6.14 Most Favored Lender Status. If and for so long as the Company is bound by any Additional Covenants under the Senior Note Purchase Documents, the terms of this Agreement shall, without any further action on the part of the Company or any of the Lenders, be deemed to be amended automatically and immediately to include each Additional Covenant contained in such agreements and including such notice, grace or cure periods as are applicable to such Additional Covenant under such agreements; provided that such Additional Covenants shall automatically and immediately be deemed to cease to apply as and when the applicable provisions of such Senior Note Purchase Documents originally giving rise to such Additional Covenants are modified to conform with this Agreement or cease to apply (including, without limitation, as a result of the repayment in full and irrevocable termination of such Debt), it being understood that (x) any Unmatured Event of Default or Event of Default existing hereunder in respect of such an Additional Covenant at the time of such modification or cessation shall survive such modification or cessation until cured or waived in accordance with the provisions of this Agreement and (y) for the avoidance of doubt, the foregoing proviso shall not be deemed to cause the cessation of application of any covenant, restriction or default expressly set forth in this Agreement. SECTION 7 NEGATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation (other than any contingent indemnification or similar obligation not yet due and

101 payable) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless Cash Collateralized), unless the Required Lenders waive compliance in writing: 7.1 Limitation on Liens. The Company shall not, and shall not suffer or permit any Material Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following: (a) any Lien existing on property of the Company or any Material Subsidiary on the Second Amendment Effective Date and set forth in Schedule 7.1 securing Debt (or commitments therefor) or other obligations outstanding on such date; (b) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 6.9, provided that no notice of lien has been filed or recorded under the Code or any other Requirement of Law; (c) carriers’, warehousemen’s, mechanics’, landlords’, materialmen’s, repairmen’s or other similar Liens arising in the ordinary course of business which are not delinquent for more than 90 days or remain payable without penalty or which are being contested in good faith and by appropriate proceedings or actions, which proceedings or actions have the effect of preventing the forfeiture or sale of the property subject thereto; (d) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation; (e) Liens on the property of the Company or any Material Subsidiary securing (i) the non-delinquent performance of bids, leases or statutory obligations, (ii) surety bonds (excluding appeal bonds and other bonds posted in connection with court proceedings or judgments) and contingent obligations in connection with surety bonds and (iii) other non- delinquent obligations of a like nature, in each case incurred in the ordinary course of business (and treating as non-delinquent any delinquency which is being contested in good faith and by appropriate proceedings or actions, which proceedings or actions have the effect of preventing the forfeiture or sale of the property subject thereto), and Liens on consigned goods in the possession of the Company or any Material Subsidiary incurred in the ordinary course of business; provided all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect; (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, individually or in the aggregate, do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Material Subsidiaries; (g) Liens securing Debt or other obligations in respect of Capital Leases on the assets subject to such Capital Leases (and the proceeds thereof);

102 (h) Liens arising solely by virtue of any statutory or common law provision or otherwise created by cash pooling arrangements in the ordinary course of business relating to banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution, including to facilitate the operation of cash pooling, interest set-off and/or sweep accounts; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company or the applicable Subsidiary in excess of those set forth by regulations promulgated by the FRB and (ii) such deposit account is not intended by the Company or any Material Subsidiary to provide collateral to the depository institution; (i) Liens arising in connection with Securitization Transactions; provided that the aggregate amount of all Securitization Obligations shall not exceed U.S.$150,000,000; (j) Liens on assets of any Material Subsidiary which becomes a Subsidiary after the date of this Agreement; provided that such Liens existed at the time such Person became a Subsidiary and were not created in anticipation thereof; (k) Liens securing reimbursement obligations incurred in the ordinary course of business for letters of credit or bankers’ acceptances, which Liens encumber only goods, or documents of title covering goods, which are purchased in transactions for which such letters of credit or bankers’ acceptances are issued; (l) any Lien on property or proceeds thereof existing at the time of acquisition (by merger or otherwise) of such property by the Company or a Material Subsidiary, or Liens to secure the payment of all or part of the purchase price of property upon the acquisition of property by the Company or a Material Subsidiary or to secure any Debt incurred or guaranteed prior to, at the time of, or within 120 days after the later of the date of acquisition of such property and the date such property is placed in service, for the purpose of financing all or any part of the purchase price thereof, or Liens to secure any Debt incurred or guaranteed for the purpose of financing the cost to the Company or a Material Subsidiary of improvements to such acquired property; provided, in each case, that (i) no such Lien shall at any time encumber any property other than the property financed by such Debt and the proceeds thereof (provided that a schedule to a master lease agreement permitted by this subsection may be cross- collateralized with other schedules under such master lease agreement that are permitted by this subsection) and (ii) the Debt secured thereby shall not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition; (m) any extension, renewal or substitution of or for any Lien permitted by clause (a), (j) or (l) above to the extent that the amount of the Debt or other obligation or liability secured by the applicable Lien does not exceed the Debt or other obligation or liability existing immediately prior to such extension, renewal or substitution; provided that the scope of the property subject to such Lien is not increased; (n) Liens in favor of customs or revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods incurred in the ordinary course of business;

103 (o) leases, subleases, licenses or sublicenses (including, in the case of licenses and sublicenses, of intellectual property) granted to others in the ordinary course of business which do not materially interfere with the ordinary conduct of the business of the Company or any Material Subsidiary and do not secure Debt; (p) Liens (i) of a collecting bank arising under Section 4-210 of the Uniform Commercial Code on items in the ordinary course of collection, and (ii) encumbering reasonable customary initial deposits and margin deposits and attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes; (q) any Lien permitted above on any property may extend to the identifiable proceeds of such property; (r) Liens on any cash and/or securities deposited to effectuate the defeasance, discharge and/or redemption of indebtedness in accordance with its terms; and (s) any Lien not otherwise permitted by the foregoing clauses of this Section; provided that the aggregate amount of all obligations of the Company and its Material Subsidiaries secured by all Liens permitted by this clause (r) does not exceed 20% of Consolidated Net Worth at the time of the incurrence of such obligations. 7.2 Consolidations and Mergers. The Company shall not, and shall not permit any Material Subsidiary to, merge, consolidate or amalgamate with any other Person; provided that (a) the Company may merge with another Person if (i) the Company is the acquiring and surviving Person (or, in the case of an amalgamation, the resulting Person shall have entered into an assumption agreement and provided all further assurances as the Administrative Agent or the Required Lenders may reasonably require), (ii) the holders of the capital stock of the Company before such merger continue to own at least 75% of the capital stock of the Company immediately after such merger and (iii) immediately after giving effect to such merger, no Event of Default or Unmatured Event of Default shall have occurred and be continuing; (b) any Material Subsidiary may merge, consolidate or amalgamate with the Company (subject to compliance with subsection (a) above) or with any other Subsidiary (so long as (x) a Material Subsidiary is the surviving or resulting Person and (y) if such transaction involves a Wholly- Owned Subsidiary, a Wholly-Owned Subsidiary is the surviving or resulting Person); and (c) any Disposition that would be permitted by Section 7.3 may be accomplished via a merger, consolidation or amalgamation. 7.3 Sales of Assets. The Company shall not, and shall not permit any Material Subsidiary to, sell, transfer, convey, lease or otherwise dispose of (any of the foregoing, a “Disposition”) any of its assets (excluding any transfer of cash, cash equivalents or marketable securities in the ordinary course of business, any payment of cash or cash equivalents as consideration for any acquisition or other transaction that does not conflict with this Agreement and any issuance or other Disposition by a Person of its own equity interests, including equity interests held in treasury), except (a) as otherwise disclosed to the Administrative Agent and the Lenders prior to the date of this Agreement and (b)(i) Dispositions of inventory in the ordinary course of business and Dispositions of used, worn-out, obsolete or surplus property; (ii) any

104 Disposition of or by any Wholly-Owned Subsidiary to the Company or to any other Wholly- Owned Subsidiary; (iii) Dispositions of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment or the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement equipment; (iv) Dispositions between and among Borrowers, Dispositions from any Subsidiary that is not a Borrower to the Company or a Wholly-Owned Subsidiary and Dispositions permitted by Section 7.2; (v) Dispositions in the ordinary course of business consisting of the abandonment of intellectual property rights that, in the reasonable good faith determination of the applicable Borrower, are not material to the conduct of its business; (vi) Dispositions of assets received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business; (vii) grants of non-exclusive licenses in intellectual property; (viii) the sale, assignment or other transfer of accounts receivable, lease receivables or other rights and related assets to payment pursuant to any Securitization Transaction; provided that the aggregate amount of all Securitization Obligations shall not exceed U.S.$150,000,000; (ix) the Disposition of any investment acquired by virtue of any Bail-in Action with respect to any Lender; (x) Dispositions to effectuate reorganizations of Subsidiaries consummated for the purpose of reducing tax obligations of the Company and its Subsidiaries, so long as the aggregate value of assets owned by the Company and its Domestic Subsidiaries is not materially decreased as a result thereof (it being understood and agreed that any transfer of real or personal property with an aggregate fair market value in excess of the greater of (x) U.S.$25,000,000 and (y) 5% of Consolidated Net Worth as of the end of the immediately preceding fiscal year by the Company and/or one or more Domestic Subsidiaries to one or more Foreign Subsidiaries in connection with any such reorganization shall constitute a material decrease); and (xi) casualty losses, governmental takings and other involuntary dispositions. Notwithstanding the foregoing, the Company and its Material Subsidiaries may make Dispositions of any assets so long as the aggregate book value of all assets disposed of in any fiscal year (in addition to Dispositions permitted by the foregoing sentence) do not exceed 15% of Consolidated Net Worth as of the end of the immediately preceding fiscal year; provided that no Event of Default shall result from any Disposition to the extent such Disposition was permitted by this Section 7.3 at the time the definitive agreement with respect to such Disposition was executed, even if after giving effect to such Disposition, the aggregate book value of all assets disposed of in the current fiscal year (in addition to Dispositions permitted by the foregoing sentence) exceed 15% of Consolidated Net Worth as of the end of the immediately preceding fiscal year. 7.4 Hedging Obligations. The Company will not, and will not permit any Material Subsidiary to, incur any Hedging Obligations other than to hedge bona fide business risks (and not for speculation). 7.5 [Reserved]. 7.6 Use of Proceeds. The Company shall not, and shall not permit the Canadian Borrower, the Dutch Borrower or any other Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, to make any acquisition if the Person to be acquired (or its Board of Directors or other equivalent governing body) has announced that it will oppose such acquisition or commenced any litigation which alleges that such acquisition violates or will violate any Requirement of Law; and the Company shall not permit Margin Stock to constitute 25% or more

105 of the value of the assets of the Company and its Subsidiaries which are subject to any limitation on sale or pledge, or any similar restriction, hereunder. 7.7 ERISA. The Company shall not, and shall not permit any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which could reasonably be expected to have a Material Adverse Effect; or (b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA. 7.8 Maximum Leverage Ratio. The Company shall not permit the Leverage Ratio as of the end of any fiscal quarter to exceed 0.60 to 1.0; provided, that (i) the Company may, by written notice to the Administrative Agent for distribution to the Lenders and not more than two (2) times during any five consecutive year term of this Agreement, elect to increase the maximum Leverage Ratio permitted under this Section 7.8 to 0.65 to 1.0 as of the end of a Specified Quarter and the three (3) consecutive fiscal quarters ending immediately following such Specified Quarter (each such period of four (4) consecutive fiscal quarters, an “Adjusted Covenant Period”), and (ii) notwithstanding the foregoing clause (i), the Company may not elect an Adjusted Covenant Period for at least one (1) fiscal quarter following the end of an Adjusted Covenant Period before a new Adjusted Covenant Period is available again pursuant to the foregoing clause (i) (it being understood and agreed that at the end of an Adjusted Covenant Period, the maximum Leverage Ratio permitted under this Section 7.8 shall revert to 0.60 to 1.0 as of the end of each subsequent fiscal quarter unless and until another Adjusted Covenant Period is elected pursuant to the terms and conditions described above); provided, further, that, at any time after the definitive agreement for any Material Acquisition shall have been executed (or, in the case of a Material Acquisition in the form of a tender offer or similar transaction, after the offer shall have been launched) and prior to the consummation of such Material Acquisition (or termination of the definitive documentation in respect thereof (or such later date as such indebtedness ceases to constitute Acquisition Indebtedness as set forth in the definition of “Acquisition Indebtedness”)), any Acquisition Indebtedness (and the proceeds of such Debt) shall be excluded from the determination of the Leverage Ratio. 7.9 Minimum Interest Coverage. The Company shall not permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter to be less than 3.5 to 1.0. 7.10 Limitation on Material Subsidiary Debt. The Company shall not permit the aggregate amount of all Funded Debt of Material Subsidiaries to exceed 20% of Consolidated Net Worth as of the date of incurrence; provided that, for purposes of this Section 7.10, Funded Debt of Material Subsidiaries shall not include (i) Debt to the Company, to a Borrower or to another Material Subsidiary or (ii) Debt under unsecured guaranties of unsecured Funded Debt of the Company or any Subsidiary. SECTION 8 EVENTS OF DEFAULT 8.1 Event of Default. Any of the following shall constitute an “Event of Default”: 8.1.1 Non-Payment. Any Borrower fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five Business Days after the

106 same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document. 8.1.2 Representation or Warranty. Any representation or warranty by any Borrower made or deemed made herein, or which is contained in any certificate, document or financial or other written statement by any Borrower or any Responsible Officer furnished at any time under this Agreement, is incorrect in any material respect on or as of the date made or deemed made. 8.1.3 Specific Defaults. Any Borrower fails to perform or observe any applicable term, covenant or agreement contained in any of subsection 6.3(a) or Section 7 or any Additional Covenant (but only after giving effect to any notice, grace or cure period as may be applicable to such Additional Covenant). 8.1.4 Other Defaults. Any Borrower fails to perform or observe any other term or covenant contained in this Agreement, and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date upon which a Responsible Officer knew of such failure or (ii) the date upon which written notice thereof is given to the Company by the Administrative Agent or any Lender. 8.1.5 Cross-Default. The Company or any of its Material Subsidiaries (A) fails (subject to any applicable grace period) to make any payment in respect of Material Financial Obligations when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise); or (B) fails (subject to any applicable grace period) to perform or observe any other condition or covenant, or any other event shall occur or condition shall exist, under one or more agreements or instruments relating to Material Financial Obligations if as a result of such failure, event or condition such Material Financial Obligations become, or the holder or holders or beneficiary or beneficiaries of such Material Financial Obligations (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) have the then-existing right to cause (or require) such Material Financial Obligations to become, due and payable (or to be purchased, repurchased or defeased) prior to the stated maturity thereof, other than, for the avoidance of doubt, by a regularly scheduled payment or redemption (or required pre-payment); provided, however, that, notwithstanding the foregoing, none of the following events shall constitute an Event of Default or Unmatured Event of Default under this subsection 8.1.5 unless such event results in the acceleration of such Material Financial Obligations of the Company or any Material Subsidiary: (i) any such failure relating to a Material Financial Obligation that is assumed by the Company or any Subsidiary as part of an acquisition so long as such Material Financial Obligation is repaid in full or such failure is cured within 30 days of such acquisition, (ii) any secured Debt that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Debt, (iii) any change of control offer made within 60 days after an acquisition with respect to, and effectuated pursuant to, Debt of an acquired business, (iv) mandatory prepayment requirements arising from the receipt of net cash proceeds from debt, dispositions (including casualty losses, governmental takings and other involuntary dispositions), equity issues or excess cash flow so long as, in each case, no default or event of default occurs as a result of such mandatory prepayment, (v) prepayments required by the terms of Debt as a result of customary provisions in respect of illegality, replacement of lenders and gross-up provisions for Taxes, increased costs, capital adequacy and other similar customary requirements or (vi) any

107 voluntary prepayment, redemption or other satisfaction of Debt that becomes mandatory in accordance with the terms of such Debt solely as the result of the Company or any Subsidiary delivering a prepayment, redemption or similar notice with respect to such prepayment, redemption or other satisfaction. 8.1.6 Insolvency; Voluntary Proceedings. The Company or any Material Subsidiary: (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts generally as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; which includes with respect to any Borrower incorporated under the laws of the Netherlands any bankruptcy (faillissement), suspension of payments (surseance van betaling), statutory proceedings for the restructuring of its debts (akkoordprocedure), administration (onderbewindstelling) and dissolution (ontbinding); (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing. 8.1.7 Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Company or any Material Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the properties of the Company or any Material Subsidiary, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company or any Material Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law, including, without limitation, a surceance van betaling and any stay under section 376 of the Dutch Bankruptcy Code (Faillissementswet)) is ordered in any Insolvency Proceeding; or (iii) the Company or any Material Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person (including, without limitation, an observator and a herstructureringsdeskundige) for itself or a substantial portion of its property or business. 8.1.8 ERISA; Canadian Pension Plans. (i) An ERISA Event shall occur with respect to one or more Pension Plans or Multiemployer Plans which has resulted or could reasonably be expected to result in liability of the Company or any ERISA Affiliate; (ii) a contribution failure shall have occurred with respect to a Pension Plan sufficient to give rise to a Lien under Section 303(k) of ERISA; (iii) the Company or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan; or (iv) the Canadian Borrower or any other Person shall institute steps to terminate a Canadian Pension Plan if as a result of such termination, the Company or the Canadian Borrower could be required to make a contribution to such Canadian Pension Plan, or could cause a solvency deficiency or otherwise incur a liability or obligation to one or more such Canadian Pension Plans; in each of the foregoing cases under clauses (i), (ii), (iii) and (iv) under this subsection 8.1.8, to the extent such events and/or circumstances, either alone or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

108 8.1.9 Monetary Judgments or Settlements. One or more judgments, orders, decrees or arbitration awards is entered against the Company or any Material Subsidiary involving in the aggregate a liability (to the extent not covered by (x) third-party insurance as to which the insurer does not dispute coverage or (y) a self-insurance reserve), as to any single or related series of transactions, incidents or conditions, of U.S.$30,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 days after the entry thereof. 8.1.10 Change of Control. Any Change of Control occurs. 8.1.11 Guaranty. The guaranty of the Company set forth in Section 10 shall fail to be in full force and effect; or the Company shall assert in any manner the invalidity, unenforceability or illegality of its guaranty set forth in Section 10. 8.2 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (a) declare the commitment of each Lender to make Loans, the Swing Line Lender to make Swing Line Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans and Swing Line Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Borrower; (c) require the Company to immediately Cash Collateralize the L/C Obligations in an amount equal to the then Effective Amount thereof, whereupon the Company shall become immediately obligated to provide such Cash Collateral to the Administrative Agent; and (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law; provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Company under the Bankruptcy Code of the United States or similar federal or provincial legislation in Canada (including under the Bankruptcy Act or the Companies’ Creditors Arrangement Act), the obligation of each Lender to make Loans, the Swing Line Lender to make Swing Line Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and Swing Line Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Company to Cash Collateralize the L/C Obligations as set forth in subsection (c) above, shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

109 8.3 Application of Funds. After the exercise of remedies provided for in Section 8.2 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.2), any amount received on account of the Obligations of the Borrowers shall be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Section 3) payable to the Administrative Agent; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs and amounts payable under Section 3), ratably among them in proportion to the amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, Swing Line Loans and L/C Borrowings, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, Swing Line Loans and L/C Borrowings ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize the undrawn amount of Letters of Credit, ratably in proportion to the respective amounts thereof; and Last, the balance, if any, after all of the Obligations have been paid in full in cash, to the applicable Borrower or as otherwise required by Law. Subject to subsection 2.7.3, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. 8.4 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other right, power, privilege or remedy provided by Law or in equity, or under any other instrument, document or agreement now existing or hereafter arising. SECTION 9 THE ADMINISTRATIVE AGENT 9.1 Appointment and Authorization. (a) Each of the Lenders and the L/C Issuer hereby irrevocably appoints U.S. Bank to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf

110 and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except as otherwise provided in Section 9.6, the provisions of this Section 9 are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and the Company shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties. (b) The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Section 9 with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in this Section 9 and in the definition of “Agent-Related Person” included the L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the L/C Issuer. 9.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder has the same rights and powers in its capacity as a Lender as any other Lender and may exercise them as though it were not the Administrative Agent, and the term “Lender” or “Lenders,” unless otherwise expressly indicated or unless the context otherwise requires, includes the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Company or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 9.3 Exculpatory Provisions. (a) The Administrative Agent has no duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder are administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (i) is not subject to any fiduciary or other implied duties, regardless of whether an Unmatured Event of Default or an Event of Default has occurred and is continuing; (ii) has no duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as is expressly provided for herein or in the other Loan Documents); provided that the Administrative

111 Agent is not required to take any discretionary action that, in the opinion of the Administrative Agent or its counsel, could expose the Administrative Agent to liability or is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that could be in violation of the automatic stay under any Debtor Relief Law or that could effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) does not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as is necessary, or as the Administrative Agent believes in good faith is necessary, under the circumstances as provided in Sections 8.2 and 11.1), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Unmatured Event of Default or Event of Default unless and until notice describing such Unmatured Event of Default or Event of Default is given to the Administrative Agent in writing by the Company, a Lender or the L/C Issuer. (c) The Administrative Agent is not responsible for and has no duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Unmatured Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 9.4 Reliance by Administrative Agent. The Administrative Agent may rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Credit Extension that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent has received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other

112 experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 9.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of their duties and exercise their rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 9 apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent and apply to their respective activities in connection with the syndication of the facilities hereunder as well as activities as Administrative Agent. The Administrative Agent is not responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 9.6 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Company. Upon receipt of any such notice of resignation, the Required Lenders may appoint a successor, which successor shall be consented to by the Company at all times other than during the existence of an Event of Default (which consent of the Company shall not be unreasonably withheld or delayed). If no such successor has been so appointed by the Required Lenders and has accepted such appointment 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as is agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but is not obligated to), on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent; provided that in no event may any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (e) or (f) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to the Company and such Person remove such Person as Administrative Agent and, with the consent of the Company (not to be unreasonably withheld or delayed) other than during the existence of an Event of Default, appoint a successor. If no such successor has been so appointed by the Required Lenders and has accepted such appointment 30 days after the Administrative Agent receives notice of its removal (or such earlier day as is agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the

113 Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Company to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Section 9 and Sections 11.4 and 11.5 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. 9.7 Non-Reliance on Agents and Other Lenders. Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it from time to time deems appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. 9.8 No Other Duties. Anything herein to the contrary notwithstanding, none of the Joint Lead Arrangers, the Co-Syndication Agents or the Documentation Agent has any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer. 9.9 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation is then due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent has made any demand on the Company) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 11.4 and 11.5) allowed in such judicial proceeding; and

114 (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. 9.10 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Company or any of its Affiliates, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

115 (b) In addition, unless either (1) clause (i) of Section 9.10(a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with clause (iv) of Section 9.10(a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Company or any of its Affiliates, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 10 GUARANTY BY THE COMPANY 10.1 Guaranty. The Company hereby absolutely, unconditionally and irrevocably guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of all amounts payable by the Canadian Borrower and the Dutch Borrower under this Agreement (whether for principal, interest, fees or any other amount). Upon failure by the Canadian Borrower or the Dutch Borrower to pay punctually any such amount, the Company shall forthwith on demand pay the amount not so paid at the place, in the currency and in the manner specified in this Agreement. In addition (and without limiting the foregoing), upon any Obligation of the Canadian Borrower or the Dutch Borrower being declared or otherwise becoming immediately due and payable pursuant to Section 8.2, the Company shall forthwith on demand pay all amounts payable in respect of such Canadian Loan or Dutch Loan, as applicable, at the place, in the currency and in the manner specified in this Agreement. The guaranty of the Company under this Section 10 is a guaranty of payment and not of collection. 10.2 Guaranty Unconditional. The obligations of the Company under this Section 10 shall be absolute, unconditional and irrevocable and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by: (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Canadian Borrower or the Dutch Borrower under this Agreement or any other Loan Document, by operation of law or otherwise; (b) any modification or amendment of or supplement to this Agreement or any other Loan Document; (c) any release, impairment, non-perfection or invalidity of any other guaranty or of any direct or indirect security for any obligation of the Canadian Borrower or the Dutch Borrower under this Agreement or any other Loan Document; (d) any change in the corporate existence, structure or ownership of the Canadian Borrower or the Dutch Borrower or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Canadian Borrower or the Dutch Borrower or the Canadian Borrower’s or the Dutch Borrower’s assets or any resulting release or discharge of any

116 obligation of the Canadian Borrower or the Dutch Borrower contained in this Agreement or any other Loan Document; (e) the existence of any claim, set-off or other right which the Company may have at any time against the Canadian Borrower or the Dutch Borrower, the Administrative Agent, any Lender or any other Person, whether in connection herewith or any unrelated transaction, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; (f) any invalidity or unenforceability relating to or against the Canadian Borrower or the Dutch Borrower for any reason of this Agreement or any other Loan Document, or any provision of applicable Law purporting to prohibit the payment by the Canadian Borrower or the Dutch Borrower of the principal of or interest on any other Loan Document or any other amount payable by the Canadian Borrower or the Dutch Borrower under this Agreement; or (g) any other act or omission to act or delay of any kind by the Canadian Borrower or the Dutch Borrower, the Administrative Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Company’s obligations as guarantor hereunder. 10.3 Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. The Company’s obligations as guarantor hereunder shall remain in full force and effect until the Commitments have terminated and all obligations of the Canadian Borrower and the Dutch Borrower under this Agreement and each other Loan Document have been paid in full (other than any contingent indemnification or similar obligation not yet due and payable). If at any time any payment of principal, interest or any other amount payable by the Canadian Borrower or the Dutch Borrower under this Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such Borrower or otherwise, the Company’s obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time. 10.4 Waiver by the Company. The Company irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided otherwise for herein, as well as any requirement that at any time any action be taken by any Person against the Canadian Borrower or the Dutch Borrower or any other Person. The Company further hereby waives the benefits of all provisions of Law permitting or providing for discharge of the liability and obligation of the Company as guarantor hereunder based on the action or failure to act by the Administrative Agent or any Lender with respect to the enforcement of the obligations and liability guaranteed hereby against the Canadian Borrower or the Dutch Borrower or either of their respective property. 10.5 Subrogation. Notwithstanding any payment made by or for the account of the Canadian Borrower or the Dutch Borrower pursuant to this Section 10, the Company shall not be subrogated to any right of the Administrative Agent or any Lender until such time as the

117 Administrative Agent and the Lenders shall have received final payment in cash of the full amount of all obligations of the Canadian Borrower and the Dutch Borrower hereunder. 10.6 Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Canadian Borrower or the Dutch Borrower under this Agreement or any other Loan Document is stayed upon the insolvency, bankruptcy, reorganization or statutory debt restructuring of the Canadian Borrower or the Dutch Borrower, as applicable, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Company hereunder forthwith on demand by the Administrative Agent made at the request of the Required Lenders. SECTION 11 MISCELLANEOUS 11.1 Amendments and Waivers. Except as provided in Section 2.21 with respect to an Incremental Term Loan Amendment or as provided in Section 3.5(b)(i), Section 3.5(b)(ii) and Section 3.5(b)(iii), no amendment or waiver of any provision of this Agreement, and no consent with respect to any departure by any Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Administrative Agent at the written request of the Required Lenders) and the Borrowers and acknowledged by the Administrative Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, in addition to requiring the signature of the Required Lenders (or the Administrative Agent at the written request of the Required Lenders) and the Borrowers and the acknowledgment of the Administrative Agent, no such waiver, amendment or consent shall: (a) without the consent of each Lender directly affected thereby, increase (except as permitted by Section 2.21 and except for any increase in the Canadian Sublimit or the Dutch Sublimit permitted by Section 2.22) or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.2) (provided that an amendment, modification, waiver or consent with respect to any condition precedent, covenant, mandatory prepayment pursuant to Section 2.11, Event of Default or Unmatured Event of Default shall not constitute an increase in, or extension of, the Commitment of any Lender); (b) without the consent of each Lender directly and adversely affected thereby, postpone or delay any date fixed by this Agreement for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder; (c) without the consent of each Lender directly and adversely affected thereby, reduce the principal of, or the rate of interest specified herein on, any Loan, L/C Borrowing or Swing Line Loan, or reduce any fees or other amounts payable hereunder; provided that (i) only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Company to pay interest or Letter of Credit Fees at the Default Rate and (ii) any amendment or modification of the financial covenants or ratios in this Agreement (or defined terms used in the financial covenants or ratios in this Agreement) shall not constitute a reduction in the rate of interest or fees for purposes of this clause (c);

118 (d) without the consent of all of the Lenders, change the Total Pro Rata Share which is required for the Lenders or any of them to take any action hereunder; (e) without the consent of all of the Lenders, change Section 2.18, 2.19 or 8.3 in a manner that would alter the pro rata sharing of payments required thereby; provided, that the foregoing limitation in respect of Section 2.18 and 2.19 shall not prohibit each Lender directly and adversely affected thereby from consenting to the extension of the final maturity date of its Loans or expiry date of its Letters of Credit beyond the Termination Date as contemplated by Section 11.1(b) above; (f) without the consent of all of the Lenders, amend the definition of “Required Lenders” or this Section or any provision herein providing for consent or other action by all Lenders (it being understood that, solely with the consent of the parties prescribed by Section 2.21 to be parties to an Incremental Term Loan Amendment, Incremental Term Loans may be included in the determination of Required Lenders on substantially the same basis as the Commitments and the Loans are included on the Second Amendment Effective Date); or (g) without the consent of all of the Lenders, release the Company’s guaranty contained in Section 10; and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any L/C Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document and (iii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement or any Swing Line Loan. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent that by its terms requires the consent of all the Lenders or each affected Lender (or any similar term) may be effected with the consent of the applicable Lenders other than Defaulting Lenders, except that (x) a Commitment of any Defaulting Lender may not be increased or extended, the maturity of any of its Loans may not be extended, the rate of interest on any of its Loans may not be reduced and the principal amount of any of its Loans may not be forgiven, in each case without the consent of such Defaulting Lender and (y) any amendment, waiver or consent requiring the consent of all the Lenders or each affected Lender (or any similar term) that by its terms affects any Defaulting Lender more adversely than the other affected Lenders (other than as the result of the relative size of such Defaulting Lender’s Loans and/or Commitment) requires the consent of such Defaulting Lender). No failure or delay by the Administrative Agent or any Lender in exercising any right under this Agreement or any other Loan Document shall operate as a waiver thereof or of any other right hereunder or thereunder nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right hereunder or thereunder. The Lenders may condition the giving or making of any amendment, waiver or consent of any term, covenant,

119 agreement or condition of this Agreement or any other Loan Document on payment of a fee by the Borrowers (which may be payable only to the Lenders that consent to such matters within specified periods). In connection with any such proposed amendment, modification, waiver or termination requiring the consent of all Lenders directly affected thereby (such proposed amendment, modification, waiver or termination, a “Proposed Change”), if the consent of the Required Lenders is obtained, but the consent of the other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this Section 11.1 being referred to as a “Non- Consenting Lender”), then, at the Company’s request, the Lender that is acting as the Administrative Agent or an Eligible Assignee that is reasonably acceptable to the Administrative Agent shall have the right with the Administrative Agent’s consent to purchase from such Non- Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Administrative Agent’s request, sell and assign to the Lender that is acting as the Administrative Agent or an Eligible Assignee, all of its rights and obligations under this Agreement and the other Loan Documents (including for purposes of this paragraph, such Non-Consenting Lender’s Commitment, U.S. Loans, Canadian Loans, Dutch Loans, L/C Advances and participations in L/C Obligations and Swing Line Loans) for an amount equal to 100% of the principal balance of all U.S. Loans, Canadian Loans, Dutch Loans and L/C Advances by the Non-Consenting Lender and all accrued interest and fees with respect thereto through the date of sale (or such other amounts as may be agreed upon by the Non-Consenting Lender and the assignee). In such event, the Non-Consenting Lender agrees to execute an Assignment and Assumption to reflect such purchase and sale, but regardless of whether such Assignment and Assumption is executed, such Non-Consenting Lender’s rights hereunder, except rights under Section 11.5 with respect to actions prior to such date, shall cease from and after the date of tender by the purchaser of the amount of the purchase price. In addition, the Company may, by written notice to the Administrative Agent from time to time, make one or more offers (each, a “Loan Modification Offer”) to all the Lenders to make one or more amendments or modifications to (A) allow the maturity of the Loans and/or Commitments of the accepting Lenders to be extended, (B) reduce, eliminate or extend the scheduled amortization of the Loans of the accepting Lenders and (C) increase the applicable interest rate and/or fees payable with respect to the Loans and Commitments of the accepting Lenders and the payment of additional fees or other consideration to the accepting Lenders (“Permitted Amendments”) pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Company. Such notice shall set forth (i) the terms and conditions of the requested Permitted Amendment and (ii) the date on which such Permitted Amendment is required to become effective. Permitted Amendments shall become effective only with respect to the Loans and/or Commitments of the Lenders that accept the applicable Loan Modification Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Loans and/or Commitments as to which such Lender’s acceptance has been made. The Company, each other Borrower and each Accepting Lender shall execute and deliver to the Administrative Agent a loan modification agreement (“Loan Modification Agreement”) and such other documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the Permitted Amendments and the terms and conditions thereof. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Loan Modification Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of

120 any Loan Modification Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Permitted Amendment evidenced thereby and only with respect to the Loans and Commitments of the Accepting Lenders as to which such Lender’s acceptance has been made. Notwithstanding the foregoing, as to any amendment, amendment and restatement or other modification otherwise approved in accordance with this Section, it shall not be necessary to obtain the consent or approval of any Lender that, upon giving effect to such amendment, amendment and restatement or other modification, would have no Commitment or outstanding Loans, so long as such Lender receives payment in full of the principal of and interest on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, amendment and restatement or other modification becomes effective. In addition, notwithstanding anything in this Section 11.1 to the contrary, if the Administrative Agent and the Company jointly identify an obvious error or any error or omission of a technical nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Company may amend such provision, and, in each case, such amendment shall become effective without any further action or consent of any other party to any Loan Document if the such amendment is not objected to in writing by the Required Lenders to the Administrative Agent within 10 Business Days following receipt of notice thereof. 11.2 Notices. (a) Except for notices and other communications expressly permitted to be given by telephone or as provided in subsection (b) below, all notices, requests and other communications hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, (i) if to the Company, the Canadian Borrower, the Dutch Borrower, the Administrative Agent, the Swing Line Lender or the L/C Issuer, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 11.2 or such other address as shall be designated by such Person in a written notice to the other parties hereto; or (ii) if to any Lender, to the address, facsimile number, electronic mail address or telephone number specified on its Administrative Questionnaire or such other address as shall be designated by such Lender in a written notice to the Company, the Administrative Agent, the Swing Line Lender and the L/C Issuer. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile or electronic mail shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient); provided, however, that any notice delivered to the Administrative Agent, the Swing Line Lender or the L/C Issuer under Section 2 shall not be effective until actually received by such Person. Notices delivered through electronic communications (to the extent permitted hereunder) subsection (b) below. (b) Notices and other communications to the Lenders hereunder (collectively, the “Communications”) may be delivered or furnished by posting such Communications on an electronic delivery system (which may be provided by the Administrative

121 Agent, an Affiliate of the Administrative Agent or any Person that is not an Affiliate of the Administrative Agent), such as IntraLinks, DebtX or a substantially similar electronic system (the “Platform”). The Borrowers acknowledge that (i) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (ii) the Platform is provided “as is” and “as available” and (iii) neither the Administrative Agent nor any of its Affiliates warrants the accuracy, completeness, timeliness, sufficiency, or sequencing of the Communications posted on the Platform. The Administrative Agent and its Affiliates expressly disclaim with respect to the Platform any liability for errors in transmission, incorrect or incomplete downloading, delays in posting or delivery, or problems accessing the Communications posted on the Platform and any liability for any losses, costs, expenses or liabilities that may be suffered or incurred in connection with the Platform except for liability determined to be due to the Administrative Agent’s gross negligence or willful misconduct. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Administrative Agent or any of its Affiliates in connection with the Platform. (c) Each Lender agrees that notice to it (as provided in this subsection 11.2(c)) (a “Notice”) specifying that any Communication to the Lenders hereunder has been posted to the Platform shall for purposes of this Agreement constitute effective delivery to such Lender of such information, documents or other materials comprising such Communication. Each Lender agrees (i) to notify, on or before the date such Lender becomes a party to this Agreement, the Administrative Agent in writing of such Lender’s e-mail address to which a Notice may be sent (and from time to time thereafter to ensure that the Administrative Agent has on record an effective e-mail address for such Lender) and (ii) that any Notice may be sent to such e-mail address. (d) The Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notice (including any telephonic Notice of Borrowing or Notice of Conversion/Continuation) purportedly given by or on behalf of a Borrower even if (i) such notice was not made in a manner specified herein, was incomplete or was not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Each Borrower shall indemnify the Administrative Agent, the L/C Issuer, the Swing Line Lender, the Lenders and the Agent-Related Persons from all losses, costs, expenses and liabilities resulting from the reliance by such Person on any notice given or purportedly given by or on behalf of such Borrower. The Administrative Agent and the Lenders may rely upon, and shall incur no liability for relying upon, any oral or written request the Administrative Agent or any Lender believes to be genuine and to have been signed, sent or made by an authorized person. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. (e) Each Borrower hereby appoints and constitutes the Company (the “Borrower Representative”) as its agent to (i) receive statements on account and all other notices from the Administrative Agent, the Lenders, the Swing Line Lender and the L/C Issuer and (ii) execute and deliver notices, statements and certificates to the Administrative Agent, the Lenders, the Swing Line Lender and the L/C Issuer, in each case, with respect to the Obligations

122 or otherwise under or in connection with this Agreement and the other Loan Documents. Any notice, election, representation, warranty, agreement or undertaking by or on behalf of any other Borrower by the Borrower Representative shall be deemed for all purposes to have been made by such Borrower, as the case may be, and shall be binding upon and enforceable against such Borrower to the same extent as if made directly by such Borrower. Any notice or certificate required or permitted hereunder to be delivered by any or all of the Borrowers (or their Responsible Officers) may be delivered by the Borrower Representative (or its Responsible Officers) on behalf of any or all of the Borrowers, as the case may be. The Borrowers may replace the Borrower Representative with a different Borrower from time to time upon prior written notice to the Administrative Agent. 11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. 11.4 Costs and Expenses. The Company (and, to the extent any of the following relate directly to the Canadian Borrower or the Dutch Borrower or the credit made available to it hereunder, the Canadian Borrower and/or the Dutch Borrower, as applicable) shall: (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse the Administrative Agent and the Joint Lead Arrangers within five Business Days after written demand (which written demand shall be accompanied by a reasonably detailed invoice), or earlier if required by subsection 4.1.6, for all reasonable out-of- pocket costs and expenses (including Attorney Costs of one primary external counsel, one Dutch counsel and one Canadian counsel representing all of the Joint Lead Arrangers and the Administrative Agent) incurred by the Administrative Agent and the Joint Lead Arrangers in connection with the development, preparation, execution and delivery of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement and any other document prepared in connection herewith, and the consummation of the transactions contemplated hereby; and (b) pay or reimburse the Administrative Agent, the Joint Lead Arrangers and each Lender within five Business Days after written demand (which written demand shall be accompanied by a reasonably detailed invoice) for all reasonable out-of-pocket costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement or, or preservation of any rights or remedies under, this Agreement or any other Loan Document during the existence of an Event of Default (including in connection with any “workout” or restructuring and in any Insolvency Proceeding or appellate proceeding). The agreements in this Section shall survive payment of all other Obligations and any termination of this Agreement. 11.5 Indemnification.

123 (a) Whether or not the transactions contemplated hereby are consummated, the Company (and, to the extent any of the following relate directly to the Canadian Borrower or the Dutch Borrower or the credit made available to it hereunder, the Canadian Borrower or the Dutch Borrower) shall indemnify and hold the Agent-Related Persons, the Joint Lead Arrangers and each Lender and each of their respective Affiliates, officers, directors, employees, counsel, agents and attorneys-in-fact (each an “Indemnified Person”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Administrative Agent or a Joint Lead Arranger or replacement of a Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby or thereby, or any action taken or omitted by any Indemnified Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement, any other Loan Document or the Credit Extensions or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided that the no Borrower shall have any obligation hereunder to any Indemnified Person with respect to (a) items of the types described in subsection 11.4(a), for which the Borrowers are obligated to indemnify only the Administrative Agent and the Joint Lead Arrangers as provided therein; or (b) Indemnified Liabilities that are determined by a court of competent jurisdiction in a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Person or any of its Affiliates or from the breach by such Indemnified Person or any of its Affiliates of Section 11.9 or from the material breach in bad faith of the express obligations of such Indemnified Person or any of its Affiliates under any of the Loan Documents; or (c) Indemnified Liabilities that arise from disputes among Indemnified Persons (except such a dispute involving acts or omissions of an Indemnified Person in its capacity as Administrative Agent or Lead Arranger in its role as such, in which case the foregoing indemnification provisions shall apply to such Indemnified Person unless such acts or omissions are determined in a final non-appealable judgment by a court of competent jurisdiction to have constituted the gross negligence or willful misconduct of such Indemnified Person or any of its Affiliates). The agreements in this Section shall survive payment of all other Obligations and any termination of this Agreement. Notwithstanding anything to the contrary herein, the Borrowers’ indemnification obligation with respect to Attorney Costs shall only apply to one counsel representing all Indemnified Persons and, if necessary, applicable local counsel, unless a conflict of interest exists between or among Indemnified Persons. (b) To the extent that the Company for any reason fails to indefeasibly pay any amount required under Section 11.4 or Section 11.5(a) to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer, the Swing Line Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer, the Swing Line Lender or such Related Party, as the case may be, such Lender’s Total Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the

124 case may be, was incurred by or asserted against the Administrative Agent (or any such sub- agent), the L/C Issuer or the Swing Line Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swing Line Lender in connection with such capacity. The obligations of the Lenders under this Section 11.5(b) are subject to Section 11.23. (c) To the fullest extent permitted by applicable Law, the Company shall not assert, and hereby waives, any claim against any Indemnified Person, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit, or the use of the proceeds thereof. No Indemnified Person shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, other than for direct actual damages determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the willful misconduct or gross negligence of such Indemnified Person. (d) All amounts due under this Section 11.5 are payable within five Business Days after written demand (which written demand shall be accompanied by a reasonably detailed invoice). The agreements in this Section shall survive payment of all other Obligations and any termination of this Agreement. 11.6 Payments Set Aside. To the extent that a Borrower makes a payment to the Administrative Agent or a Lender, or the Administrative Agent or a Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee or receiver, or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its pro rata share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The agreements in this Section shall survive payment of all Obligations and any termination of this Agreement. 11.7 USA PATRIOT Act and Beneficial Ownership Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notify the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies such Borrower, which information includes the name, address and tax identification number of such Borrower and other

125 information that will allow such Lender or the Administrative Agent, as applicable, to identify such Borrower in accordance with the Patriot Act and the Beneficial Ownership Regulation. Each Borrower acknowledges that, pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and other applicable Canadian anti-money laundering, anti- terrorist financing, government sanction and “know your client” laws, the Lenders and the Administrative Agent may be required to obtain, verify and record information regarding such Borrower, its directors, authorized signing officers, direct or indirect shareholders or other Persons in control of such Borrower, and the transactions contemplated hereby. 11.8 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection 11.8(b), (ii) by way of participation in accordance with the provisions of subsection 11.8(d), (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection 11.8(f), or (iv) to an SPC in accordance with the provisions of subsection 11.8(g), and any other attempted assignment or transfer by any party hereto shall be null and void. Any assignment or transfer to or assumption by any Person of all or a portion of a Lender’s rights and obligations under this Agreement (including all or a portion of its Dutch Loans) with respect to a Dutch Borrower shall only be permitted if such Person is a Non-Public Lender. (b) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, its Loans and its participations in L/C Obligations and Swing Line Loans, and its participations or subparticipations in any of the foregoing, in each case to the extent applicable); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and other rights and obligations hereunder, the aggregate amount of the Commitment subject to an assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than U.S.$5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents; (ii) each partial assignment of a Commitment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to such Commitment; (iii) any assignment of all or any portion of a Commitment must be consented to (such consent not to be unreasonably withheld or delayed) by (A) the Administrative Agent (unless the Person that is the proposed assignee is itself a Lender with a Commitment, an Affiliate of such Lender or a related Approved Fund of such Lender), (B) the L/C Issuer, (C) the Swing Line Lender and (D) the Company; provided that (1) no consent of the Company shall be required (but notice to the Company, either prior to or promptly after such assignment, shall be required) for (x) an assignment to a Lender, an Affiliate of a Lender (unless such Affiliate is an Affected Financial Institution) or an Approved Fund (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee) (provided further, notwithstanding the

126 preceding clause (x), the consent of the Company shall be required if, after giving effect to such assignment, the assignee, collectively with its affiliated Lenders and affiliated Approved Funds, would, as a result of such assignment, hold more than fifteen percent (15%) of the aggregate amounts of Loans and unused Commitments) or (y) an assignment to any assignee if an Event of Default has occurred and is continuing and (2) the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; and (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of U.S.$3,500. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection 11.8(c), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.1, 3.3, 3.4, 11.4 and 11.5 with respect to facts and circumstances occurring prior to the effective date of such assignment). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection 11.8(d). The Administrative Agent will notify the Company promptly in writing of any assignment of all or any portion of a Commitment that does not require the Company’s consent. (c) The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and the principal amounts (and stated interest) owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company at any reasonable time and from time to time upon reasonable prior notice, and the Administrative Agent will provide a copy of the Register to the Company upon the Company’s reasonable request. In addition, at any time that a request for a consent for a material or other substantive change to the Loan Documents is pending, any Lender wishing to consult with other Lenders in connection therewith may request and receive from the Administrative Agent a copy of the Register. (d) Any Lender may at any time, without the consent of, or notice to, any Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, a holding company, investment vehicle or trust for, or owned and operated for the benefit of, a natural Person, or the Company or any of the Company’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment, its Loans, its participations in L/C Obligations and Swing Line Loans), and its participations or subparticipations in any of the foregoing, in each

127 case to the extent applicable; provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.1 that directly affects such Participant. Subject to subsection 11.8(e), the Borrowers agree that each Participant shall be entitled to the benefits of Sections 3.1, 3.3 and 3.4 (subject to the limitations and requirements of such Sections (it being understood that the documentation required under Section 3.1(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection 11.8(b). To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 11.10 as though it were a Lender, provided such Participant agrees to be subject to Sections 2.18, 2.19 and 11.9 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non- fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) or Proposed Section 1.163-5(b) of the United States Treasury Regulations (or, in each case, any amended, successor or final version). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) A Participant shall not be entitled to receive any greater payment under Section 3.1 or 3.3 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.1 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Company, to comply with Section 11.15 as though it were a Lender. (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under any Note) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of

128 its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Company the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan (or to fund a participation pursuant to Section 2.19), the Granting Lender shall be obligated to make such Loan (or to fund such participation) pursuant to the terms hereof or, if it fails to do so, to make such payment to the Administrative Agent as is required under Section 2.17. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of any Borrower under this Agreement (including its obligations under Section 3.3), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the Lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under the laws of the United States or any State thereof or of Canada or any province thereof. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Company or the Administrative Agent and without paying any processing fee therefor, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or guarantee or credit or liquidity enhancement to such SPC. (h) Notwithstanding anything to the contrary contained herein, if at any time U.S. Bank assigns all of its Commitment and Loans pursuant to subsection 11.8(b), U.S. Bank may, (i) upon 30 days’ notice to the Company and the Lenders, resign as L/C Issuer and/or (ii) upon 30 days’ notice to the Company, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Company shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, that no failure by the Company to appoint any such successor shall affect the resignation of U.S. Bank as L/C Issuer or Swing Line Lender, as the case may be; provided, further, that the Company shall use good faith efforts to promptly appoint a successor L/C Issuer and/or Swing Line Lender, as applicable, upon receipt of a notice of resignation. If U.S. Bank resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to

129 require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.7.3). If U.S. Bank resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.8.3. Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements reasonably satisfactory to U.S. Bank to effectively assume the obligations of U.S. Bank with respect to such Letters of Credit. (i) Except while an Event of Default pursuant to Sections 8.1.1, 8.1.6 or 8.1.7 exists, no assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and assign or grant a participation in all or a portion of its rights and obligations under this Agreement to such Person (unless the Company has consented to such assignment or participation in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee or Participant that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), (x) such assignee or Participant shall not retroactively be disqualified from being a Lender or Participant as to the assignment or participation on or prior to such Trade Date and (y) the execution by the Company of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment or participation in violation of this clause (i) shall not be void, but the other provisions of this Section 11.8 shall apply. (j) If, except while an Event of Default pursuant to Sections 8.1.1, 8.1.6 or 8.1.7 exists, any assignment or participation is made to any Disqualified Institution without the Company’s prior written consent in violation of clause (i) above, or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Company may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (A) terminate the Commitment of such Disqualified Institution and repay all obligations of the Borrowers owing to such Disqualified Institution in connection with such Commitment and/or (B) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 11.8), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder. (k) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (A) will not have the right to (x) receive information, reports or other materials provided to Lenders by the Borrowers, the Administrative Agent or

130 any other Lender, (y) attend or participate in meetings attended by the Lenders (or any of them) and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B)(x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter, and (y) for purposes of voting on any Bankruptcy Plan, each Disqualified Institution party hereto hereby agrees (1) not to vote on such Bankruptcy Plan, (2) if such Disqualified Institution does vote on such Bankruptcy Plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code of the United States of America (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Bankruptcy Plan in accordance with Section 1126(c) of the Bankruptcy Code of the United States of America (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). (l) The Administrative Agent shall have the right, and the Borrowers hereby expressly authorize the Administrative Agent, to (A) post the list of Disqualified Institutions provided by the Company and any updates thereto from time to time (collectively, the “DQ List”) by posting such notice to the Lenders by electronic communication in accordance with Section 11.2(b), including to “public side” Lenders and/or (B) provide the DQ List to each Lender or potential Lender requesting the same. (m) The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution. 11.9 Confidentiality. Each Lender agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information provided to it by or on behalf of the Company or any Subsidiary under or in connection with this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use or disclose any such information other than in connection with matters directly relating to or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary; except to the extent such information (a) was or becomes generally available to the public other than as a result of disclosure by such Lender or an Affiliate thereof, or (b) was or becomes available on a non-confidential basis from a source other than the Company or a Subsidiary, provided that such source is not bound by a confidentiality agreement with the Company known to such Lender; provided that any Lender may disclose such information (i) at

131 the request or pursuant to any requirement of any Governmental Authority (including any self- regulatory authority, such as the National Association of Insurance Commissioners and the Office of the Superintendent of Financial Institutions in Canada) to which such Lender is subject or in connection with an examination of such Lender by any such authority; (ii) pursuant to subpoena or other court process; (iii) when required to do so in accordance with the provisions of any applicable Requirement of Law; (iv) to the extent reasonably required in connection with any litigation or proceeding to which the Administrative Agent, any Lender or their respective Affiliates may be party; (v) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (vi) to such Lender’s independent auditors and other professional advisors, and to such Lender’s insurers and providers of credit protection (and their respective brokers); (vii) to any Participant or assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder (it being understood that the DQ List may be disclosed to any Participant or assignee, or prospective Participant or assignee, in reliance on and subject to the terms of this clause (vii)); (viii) as to any Lender or its Affiliates, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party with such Lender or such Affiliate; and (ix) subject to the restrictions above, to its Affiliates, provided that any such Affiliate agrees in writing to keep such information confidential to the extent required hereunder; provided, further, that, notwithstanding the foregoing, the Administrative Agent may disclose the list of Disqualified Institutions to all Lenders or potential Lenders for their use solely in connection with this Agreement and related transactions. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and customary information about this Agreement and the Borrowers to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents and the Commitments; provided that such Person is advised of and agrees to be bound by an agreement containing provisions substantially the same as those of this Section 11.9. Each Lender will, so long as not prohibited from doing so by any Requirement of Law, notify the Company of any request for information of the type referred to in clause (ii), (iii) or (iv) above prior to disclosing such information so that the Company may seek appropriate relief from any applicable court or other Governmental Authority. 11.10 Set-off. In addition to any rights and remedies of the Lenders provided by applicable Law, if an Event of Default exists, or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to any Borrower, any such notice being waived by the Borrowers to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, but excluding deposits held in a trustee, fiduciary, agency or similar capacity or otherwise for the benefit of a third party) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of any Borrower against any and all Obligations of such Borrower owing to such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Company and the Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set- off and application.

132 11.11 Notification of Addresses, Lending Offices, Etc. Each Lender shall notify the Administrative Agent and the Company in writing of any change in the address to which Communications to such Lender should be directed, of the address of any Lending Office, of payment instructions in respect of payments to be made to it hereunder and of such other administrative information as the Administrative Agent or the Company shall reasonably request. 11.12 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of which taken together shall be deemed to constitute but one and the same instrument. Delivery of a counterpart hereof, or a signature page hereto, by facsimile or electronic transmission shall be effective as delivery of a manually-signed counterpart hereof. 11.13 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or such instrument or agreement. 11.14 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Borrowers, the Lenders, the Administrative Agent, the Agent- Related Persons and the Indemnified Persons and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement. The Parties hereto acknowledge that each Lender is acting as agent and trustee for and on behalf of its Indemnified Persons and each Borrower is acting as agent and trustee for and on behalf of its Indemnified Persons, in each case solely with respect to the provisions of this Agreement relating to the indemnification of Indemnified Persons, but, notwithstanding the foregoing, the Parties hereto may agree to vary or rescind at any time and in any way whatsoever any rights granted by or under any Loan Document to any Person (including any Indemnified Person) who is not a Party hereto, without notice to or consent of such Person, including any Indemnified Person. 11.15 Governing Law and Jurisdiction. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW. (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR

133 HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW. If any Borrower incorporated under the laws of the Netherlands, is represented by an attorney in connection with the signing and/or execution of this Agreement (including by way of accession to this Agreement) or any other agreement, deed or document referred to in or made pursuant to this Agreement, it is hereby expressly acknowledged and accepted by the other parties to this Agreement that the existence and extent of the attorney’s authority and the effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands. 11.16 Jury Trial. EACH OF THE BORROWERS, THE LENDERS AND THE ADMINISTRATIVE AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. 11.17 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or under any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal and customary banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under any other Loan Document shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender may in accordance with normal and customary banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or such Lender in the Agreement Currency, the applicable Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or such Lender in such currency, the Administrative Agent or such Lender agrees to return the amount of any excess to the applicable Borrower (or to any other Person who may be entitled thereto under applicable Law). The agreements in this section shall survive payment of all Obligations and any termination of this Agreement. 11.18 Entire Agreement. This Agreement, together with the other Loan Documents and any fee letter among the Borrowers, the Administrative Agent and the Joint Lead Arrangers (or

134 any of them), embodies the entire agreement and understanding among the Borrowers, the Lenders and the Administrative Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof. 11.19 Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including E-SIGN, ECSA, or any other state laws based on, or similar in effect to, such acts. 11.20 Electronic Records. Each Borrower hereby acknowledges the receipt of a copy of this Agreement and all other Loan Documents. Without notice to or consent of any Borrower, the Administrative Agent and each Lender may create electronic images of any Loan Documents and destroy paper originals of any such imaged documents. Such images have the same legal force and effect as the paper originals and are enforceable against the Borrowers and any other parties thereto. The Administrative Agent and each Lender may convert any Loan Document into a “transferrable record” as such term is defined under, and to the extent permitted by, ECSA, with the image of such instrument in the Administrative Agent’s or such Lender’s possession constituting an “authoritative copy” under ECSA. If the Administrative Agent agrees, in its sole discretion, to accept delivery by telecopy or PDF of an executed counterpart of a signature page of any Loan Document or other document required to be delivered under the Loan Documents, such delivery will be valid and effective as delivery of an original manually executed counterpart of such document for all purposes. If the Administrative Agent agrees, in its sole discretion, to accept any electronic signatures of any Loan Document or other document required to be delivered under the Loan Documents, the words “execution,” “signed,” and “signature,” and words of like import, in or referring to any document so signed will deemed to include electronic signatures and/or the keeping of records in electronic form, which will be of the same legal effect, validity and enforceability as a manually executed signature and/or the use of a paper- based recordkeeping system, to the extent and as provided for in any applicable law, including ECSA, E-SIGN, or any other state laws based on, or similar in effect to, such acts. The Administrative Agent and each Lender may rely on any such electronic signatures without further inquiry. 11.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and

135 (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. To the extent not prohibited by applicable law, rule or regulation, each Lender shall notify the Company and the Administrative Agent if it has become the subject of a Bail-In Action. 11.22 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Obligations or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and

136 remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. 11.23 Several Obligations. The obligations of the Lenders hereunder are several and not joint and no Lender is the partner or agent of any other (except to the extent the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. 11.24 Headings. Section headings in the Loan Documents are for convenience of reference only and shall not govern the interpretation of any of the provisions of the Loan Documents. 11.25 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (a)(i) no fiduciary, advisory or agency relationship between the Borrowers and their Subsidiaries and any Joint Lead Arranger, the Administrative Agent, the L/C Issuer, the Swing Line Lender or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether any Joint Lead Arranger, the Administrative Agent, the L/C Issuer, the Swing Line Lender or any Lender has advised or is advising any Borrower or any Subsidiary on other matters, (ii) the arranging and other services regarding this Agreement provided by the Joint Lead Arrangers, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders are arm’s-length commercial transactions between the Borrowers and their respective Affiliates, on the one hand, and the Joint Lead Arrangers, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders, on the other hand, (iii) such Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate and (iv) such Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b)(i) each of the Joint Lead Arrangers, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrowers or any of their Affiliates, or any other Person; (ii) none of the Joint Lead Arrangers, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders has any obligation to any Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Joint Lead Arrangers, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of such Borrower and its Affiliates, and none of the Joint Lead Arrangers, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders has any obligation to disclose any of such interests to such Borrower or its Affiliates. To the fullest extent permitted by Law, each Borrower hereby waives and releases any claims that it may have against any of the Joint Lead Arrangers, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

137 [Signature Pages Follow]

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. A.O. SMITH CORPORATION By: Name: Title: A.O. SMITH ENTERPRISES LTD. By: Name: Title: A.O. SMITH INTERNATIONAL HOLDINGS B.V. By: Name: Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT] [LENDER SIGNATURE BLOCKS EXCLUDED IN CONFORMED CREDIT AGREEMENT]

SCHEDULE 1.1 PRICING SCHEDULE Level Leverage Ratio Applicable Margin for Base Rate Loans (All in Drawn) Applicable Margin for Eurocurrency Loans and CDOR Rate Loans (All in Drawn) Unused Commitment Fee Rate I Less than 25% 0% 1.000% 0.125% II Greater than or equal to 25% but less than 35% 0.125% 1.125% 0.150% III Greater than or equal to 35% but less than 45% 0.250% 1.250% 0.175% IV Greater than or equal to 45% but less than 55% 0.375% 1.375% 0.200% V Greater than or equal to 55% 0.500% 1.500% 0.225%

SCHEDULE 2.1 COMMITMENTS AND PRO RATA SHARES Name of Lender Commitment Total Pro Rata Share U.S. Bank National Association U.S.$85,000,000 17.00% Wells Fargo Bank, National Association U.S.$75,000,000 15.00% Bank of America, N.A. U.S.$75,000,000 15.00% BMO Harris Bank N.A. U.S.$75,000,000 15.00% Bank of China, Chicago Branch U.S.$50,000,000 10.00% Comerica Bank U.S.$35,000,000 7.00% Standard Chartered Bank U.S.$35,000,000 7.00% Truist Bank U.S.$35,000,000 7.00% JPMorgan Chase Bank, N.A. U.S.$35,000,000 7.00% Total U.S.$500,000,000 100.00%

SCHEDULE 5.5 LITIGATION None

SCHEDULE 5.7 ERISA None

SCHEDULE 5.12 ENVIRONMENTAL MATTERS None

SCHEDULE 5.14 SUBSIDIARIES Each of the following entities is a Subsidiary of the Company (Material Subsidiaries are in boldfaced type): Subsidiary Jurisdiction in which Formed AOS Holding Company Delaware A. O. Smith Water Treatment (North America) Holdings, Inc. Delaware SICO Acquisition, LLC Delaware Takagi–A. O. Smith Tankless Water Heater Company LLC Delaware Mineral – Right, Inc. Kansas American Water Heater Company Nevada Hague Europe, LLC Ohio Lochinvar, LLC Tennessee State Industries, Inc. Tennessee A. O. Smith Water Treatment (North America), Inc. Texas A. O. Smith Holdings (Barbados) SRL Barbados A.O. Smith Enterprises Ltd. Canada A. O. Smith (China) Investment Co., Ltd. China A. O. Smith (China) Water Heater Co., Ltd. China A. O. Smith (China) Water Products Co., Ltd. China A. O. Smith (Shanghai) HVAC Co., Ltd. China A. O. Smith (Wuhan) HVAC Co., Ltd. China A. O. Smith (China) Environmental Products Co., Ltd. China A. O. Smith L’eau chaude S.a.r.l. France Waterboss Europe, SRL France A. O. Smith (Hong Kong) Limited Hong Kong A. O. Smith India Water Products Private Limited India Products de Agua, S. de R.L. de C.V. Mexico A.O. Smith Holdings I B.V. The Netherlands A.O. Smith Holdings II B.V. The Netherlands A.O. Smith Holdings III B.V. The Netherlands A.O. Smith International Holdings B.V. The Netherlands A.O. Smith Products v.o.f. The Netherlands A.O. Smith Water Products Company B.V. The Netherlands AO Su Teknolojileri Anonim Sirketi Turkey A. O. Smith Water FZE United Arab Emirates Lochinvar Limited United Kingdom A. O. Smith Vietnam Company Limited Vietnam

SCHEDULE 7.1

EXISTING LIENS

DEBTOR	JURISDICTION	SECURED PARTY	FILE NUMBER	FILING DATE	SUMMARY COLLATERAL DESCRIPTION
A. O. Smith Corporation	Delaware	NMHG Financial Services, Inc.	20093423420	10/26/09	Certain equipment.
A. O. Smith Corporation	Delaware	Deere Credit, Inc.	20174763493	07/19/17	Certain equipment.
A.O. Smith Corporation	Delaware	J. R. Automation Technologies, LLC	20181243167	02/22/18	Certain equipment.
A. O. Smith Corporation	Delaware	Novatech, Inc.	20201411448	02/26/20	Certain equipment.
A.O. Smith Corporation	Delaware	Midwest Mold Services Inc.	20205555158	08/12/20	Certain equipment.
A. O. Smith Corporation	Delaware	Deere Credit, Inc.	20208713283	12/11/20	Certain equipment.
A.O. Smith Enterprises, Ltd.	Province of Ontario, Canada	Ryder Truck Rental Canada Ltd.	755988174	09/30/19	Certain equipment and motor vehicles supplied by Secured Party.
A.O. Smith Enterprises, Ltd.	Province of Ontario, Canada	Ryder Truck Rental Canada Ltd.	721652418	10/18/16	Certain equipment and motor vehicles supplied by Secured Party.
A.O. Smith Enterprises, Ltd.	Province of Ontario, Canada	Ryder Truck Rental Canada Ltd.	722165427	10/18/16	Certain equipment and motor vehicles supplied by Secured Party.

A.O. Smith Enterprises, Ltd. Province of Ontario, Canada Ryder Truck Rental Canada Ltd. 721652436 10/18/16 Certain equipment and motor vehicles supplied by Secured Party. A.O. Smith Enterprises, Ltd. Province of Ontario, Canada Element Fleet Management Inc. 605233314 05/05/04 Certain vehicles and trailers supplied by Secured Party. Lochinvar, LLC Tennessee Secretary of State Caraustar Recycling 425935121 11/16/16 Certain equipment. State Industries, LLC Tennesse Secretary of State Dell Financial Services L.L.C. 434158919 03/08/21 Certain equipment. State Industries, LLC Tennesse Secretary of State Dell Financial Services L.L.C. 434220050 03/18/21 Certain equipment. State Industries, Inc. Tennessee Secretary of State HYG Financial Services, Inc. 309018563 04/15/09 Certain equipment

State Industries, Inc. Tennessee Secretary of State Raymond Leasing Corporation 212041535 07/27/12 Certain equipment

SCHEDULE 11.2 ADDRESSES FOR NOTICES A.O. Smith Corporation Address: 11270 West Park Place, Milwaukee, WI 53224 Attention: Patricia K. Ackerman Telephone Number: 414-359-4130 Facsimile Number: 414-359-4180 Electronic Mail Address: packerman@aosmith.com Website: https://investor.aosmith.com/ A.O. Smith Corporation Address: 11270 West Park Place, Milwaukee, WI 53224 Attention: James F. Stern Telephone Number: 414-359-4031 Facsimile Number: 414-359-4143 Electronic Mail Address: jstern@aosmith.com Website: https://investor.aosmith.com/ A.O. Smith Enterprises Ltd. Address: 11270 West Park Place, Milwaukee, WI 53224 Attention: Patricia K. Ackerman Telephone Number: 414-359-4130 Facsimile Number: 414-359-4180 Electronic Mail Address: packerman@aosmith.com A.O. Smith Enterprises Ltd. Address: 11270 West Park Place, Milwaukee, WI 53224 Attention: James F. Stern Telephone Number: 414-359-4031 Facsimile Number: 414-359-4143 Electronic Mail Address: jstern@aosmith.com Website: https://investor.aosmith.com/ A.O. Smith International Holdings B.V. Address: 11270 West Park Place, Milwaukee, WI 53224 Attention: Patricia K. Ackerman Telephone Number: 414-359-4130 Facsimile Number: 414-359-4180 Electronic Mail Address: packerman@aosmith.com A.O. Smith International Holdings B.V. Address: 11270 West Park Place, Milwaukee, WI 53224 Attention: James F. Stern Telephone Number: 414-359-4031 Facsimile Number: 414-359-4143

Electronic Mail Address: jstern@aosmith.com Website: https://investor.aosmith.com/ U.S. Bank National Association Address: 777 E. Wisconsin Avenue, MK-WI-T5CB, Milwaukee, WI 53202 Attention: Caroline Krider Telephone Number: 414.765.5971 Facsimile Number: 414.765.4632 Electronic Mail Address: caroline.krider@usbank.com

A-1-1 US-DOCS\121755048.5 EXHIBIT A-1 FORM OF NOTICE OF U.S. BORROWING A.O. SMITH CORPORATION Date: _________________ To: U.S. Bank National Association as Administrative Agent under the Amended and Restated Credit Agreement dated as of December 12, 2012 (as amended or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as so defined) with A.O. Smith Corporation (the “Company”), A.O. Smith Enterprises Ltd., A.O. Smith International Holdings B.V. and various other parties thereto Ladies and Gentlemen: The Company hereby gives you irrevocable notice, pursuant to Section 2.3 of the Credit Agreement, of the U.S. Borrowing specified below. 1. The Business Day of such U.S. Borrowing is _________________, _____. 2. Such U.S. Borrowing is to be comprised of [Base Rate] [Eurocurrency] Loans. 3. The aggregate amount of such U.S. Borrowing is U.S.$_____________. 4. [The duration of the Interest Period for the Eurocurrency Loans included in such U.S. Borrowing shall be [one week] [_______ month[s]].] The Company certifies that the following statements are true on the date hereof, and will be true on the date of such U.S. Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom: a. the representations and warranties contained in Section 5 of the Credit Agreement (other than Section 5.5 and subsection 5.11(b)) are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it is true and correct in all respects) as though made on and as of such Borrowing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such earlier date); b. no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from such Borrowing; and c. such U.S. Borrowing will not cause the Total Outstandings to exceed the Aggregate Commitment.

A-1-2 [signature page follows]

A-1-2 A.O. SMITH CORPORATION By: Name: Title:

A-2-1 EXHIBIT A-2 FORM OF NOTICE OF U.S. BORROWING A.O. SMITH INTERNATIONAL HOLDINGS B.V. Date: _________________ To: U.S. Bank National Association as Administrative Agent under the Amended and Restated Credit Agreement dated as of December 12, 2012 (as amended or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as so defined) with A.O. Smith Corporation, A.O. Smith Enterprises Ltd., A.O. Smith International Holdings B.V. (the “Dutch Borrower”) and various other parties thereto Ladies and Gentlemen: The Dutch Borrower hereby gives you irrevocable notice, pursuant to Section 2.3 of the Credit Agreement, of the Dutch Borrowing specified below. 1. The Business Day of such Dutch Borrowing is _________________, _____. 2. Such Dutch Borrowing is to be denominated in [U.S. Dollars] [Euros]. 3. Such Dutch Borrowing is to be comprised of [Base Rate] [Eurocurrency] Loans. 4. The aggregate amount of such Dutch Borrowing is [U.S.$][EUR] _______. 5. [The duration of the Interest Period for the Eurocurrency Loans included in such Dutch Borrowing shall be [one week] [______ month[s]].] The Dutch Borrower certifies that the following statements are true on the date hereof, and will be true on the date of such Dutch Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom: a. the representations and warranties contained in Section 5 of the Credit Agreement (other than Section 5.5 and subsection 5.11(b)) are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it is true and correct in all respects) as though made on and as of such Borrowing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such earlier date); b. no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from such Borrowing;

A-2-2 c. such Dutch Borrowing will not cause the aggregate principal amount of all outstanding Dutch Loans to exceed the Dutch Sublimit; and d. such Dutch Borrowing will not cause the Total Euro Outstandings to exceed the Dutch Sublimit. e. such Dutch Borrowing will not cause the Total Outstandings to exceed the Aggregate Commitment. A.O. SMITH INTERNATIONAL HOLDINGS B.V. By: Name: Title:

A-3-1 EXHIBIT A-3 FORM OF NOTICE OF CANADIAN BORROWING A.O. SMITH ENTERPRISES LTD. Date: __________________ To: U.S. Bank National Association as Administrative Agent under the Amended and Restated Credit Agreement dated as of December 12, 2012 (as amended or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as so defined) with A.O. Smith Corporation, A.O. Smith Enterprises Ltd. (the “Canadian Borrower”), A.O. Smith International Holdings B.V. and various other parties thereto Ladies and Gentlemen: The Canadian Borrower hereby gives you irrevocable notice, pursuant to Section 2.5 of the Credit Agreement, of the Canadian Borrowing specified below. 1. The Business Day of such Canadian Borrowing is ______________, ____. 2. [Such Canadian Borrowing is to be denominated in U.S. Dollars and comprised of [Base Rate] [Eurocurrency] Loans.] 3. [Such Canadian Borrowing is to be denominated in Canadian Dollars and comprised of CDOR Rate Loans.] 4. The aggregate amount of such Canadian Borrowing is [C$][U.S.$] _______. 5. [The duration of the Interest Period for the CDOR Rate Loans included in such Canadian Borrowing shall be ________ month[s].] 6. [The duration of the Interest Period for the Eurocurrency Loans included in such Canadian Borrowing shall be [one week] [_______ month[s]].] The Canadian Borrower certifies that the following statements are true on the date hereof, and will be true on the date of such Canadian Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom: a. the representations and warranties contained in Section 5 of the Credit Agreement (other than Section 5.5 and subsection 5.11(b)) are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it is true and correct in all respects) as though made on and as of such Borrowing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such earlier date);

A-3-2 b. no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from such Canadian Borrowing; c. such Canadian Borrowing will not cause the Total Canadian Dollar Outstandings to exceed the Canadian Sublimit; and d. such Canadian Borrowing will not cause the Total Outstandings to exceed the Aggregate Commitment. A.O. SMITH ENTERPRISES LTD. By: Name: Title:

B-1-1 EXHIBIT B-1 FORM OF NOTICE OF CONVERSION/CONTINUATION A.O. SMITH CORPORATION Date: __________________ To: U.S. Bank National Association as Administrative Agent under the Amended and Restated Credit Agreement dated as of December 12, 2012 (as amended or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as so defined) with A.O. Smith Corporation (the “Company”), A.O. Smith Enterprises Ltd., A.O. Smith International Holdings B.V. and various other parties thereto Ladies and Gentlemen: The Company hereby gives you irrevocable notice, pursuant to Section 2.4 of the Credit Agreement, of the [conversion] [continuation] of the U.S. Loans specified below: 1. The Conversion/Continuation Date is __________________, _____. 2. The aggregate amount of the U.S. Loans to be [converted] [continued] is U.S.$_________. 3. The U.S. Loans are to be [converted into] [continued as] [Eurocurrency] [Base Rate] Loans. 4. [The duration of the Interest Period for the Eurocurrency Loans included in the [conversion] [continuation] shall be [one week] [_____ month[s]].] The Company certifies that on the date of this Notice of Conversion/Continuation, no Event of Default exists, and on the proposed Conversion/Continuation Date, no Event of Default will exist. [signature page follows]

B-1-2 A.O. SMITH CORPORATION By: Name: Title:

B-2-1 EXHIBIT B-2 FORM OF NOTICE OF CONVERSION/CONTINUATION A.O. SMITH INTERNATIONAL HOLDINGS B.V. Date: __________________ To: U.S. Bank National Association as Administrative Agent under the Amended and Restated Credit Agreement dated as of December 12, 2012 (as amended or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as so defined) with A.O. Smith Corporation, A.O. Smith Enterprises Ltd., A.O. Smith International Holdings B.V. (the “Dutch Borrower”) and various other parties thereto Ladies and Gentlemen: The Dutch Borrower hereby gives you irrevocable notice, pursuant to Section 2.4 of the Credit Agreement, of the [conversion] [continuation] of the Dutch Loans specified below: 1. The Conversion/Continuation Date is ___________________, _____. 2. The aggregate amount of the Dutch Loans to be [converted] [continued] is [U.S.$][EUR]__________. 3. The Dutch Loans are to be [converted into] [continued as] [Eurocurrency] [Base Rate] Loans. 4. [The duration of the Interest Period for the Eurocurrency Loans included in the [conversion] [continuation] shall be [one week] [_____ month[s]].] The Dutch Borrower certifies that on the date of this Notice of Conversion/Continuation, no Event of Default exists, and on the proposed Conversion/Continuation Date, no Event of Default will exist. [signature page follows]

B-2-2 A.O. SMITH INTERNATIONAL HOLDINGS B.V. By: Name: Title:

B-3-1 EXHIBIT B-3 FORM OF NOTICE OF CONVERSION/CONTINUATION A.O. SMITH ENTERPRISES LTD. Date: __________________ To: U.S. Bank National Association as Administrative Agent under the Amended and Restated Credit Agreement dated as of December 12, 2012 (as amended or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as so defined) with A.O. Smith Corporation, A.O. Smith Enterprises Ltd. (the “Canadian Borrower”), A.O. Smith International Holdings B.V. and various other parties thereto Ladies and Gentlemen: The Canadian Borrower hereby gives you irrevocable notice, pursuant to Section 2.6 of the Credit Agreement, of the [conversion] [continuation] of the Canadian Loans specified below: 1. The Conversion/Continuation Date is ____________________, _____. 2. The aggregate amount of the Canadian Loans to be [converted] [continued] is [U.S.$][C$] __________. 3. The Canadian Loans are to be [converted into] [continued as] [CDOR Rate] [Eurocurrency] [Base Rate] Loans. 4. [The duration of the Interest Period for the CDOR Rate Loans included in the continuation shall be __________ month[s].] 5. [The duration of the Interest Period for the Eurocurrency Loans included in the [conversion] [continuation] shall be [one week] [__________ month[s]].] The Canadian Borrower certifies that on the date of this Notice of Conversion/Continuation, no Event of Default exists, and on the proposed Conversation/Continuation Date, no Event of Default will exist. [signature page follows]

B-3-2 A.O. SMITH ENTERPRISES LTD. By: Name: Title:

C-1 EXHIBIT C [RESERVED]

C-2

D-1 EXHIBIT D FORM OF LEGAL OPINION OF COUNSEL TO THE COMPANY [RESERVED]

E-1 EXHIBIT E FORM OF LEGAL OPINION OF COUNSEL TO THE CANADIAN BORROWER [RESERVED]

F-1 EXHIBIT F FORM OF LEGAL OPINION OF COUNSEL TO THE DUTCH BORROWER [RESERVED]

G-1 EXHIBIT G FORM OF ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized definitional terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below (including any letters of credit included in such facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: __________________ 2. Assignee:1 __________________ [and is an Affiliate/Approved Fund of [identify Lender]2] 3. Borrowers: A.O. Smith Corporation, A.O. Smith Enterprises Ltd. and A.O. International Holdings B.V. 1 So long as no Event of Default has occurred and is continuing, the Company’s consent is required for an assignment by a Lender to an Affiliate of such Lender that is an EEA Financial Institution. 2 Select as applicable.

G-2 4. Administrative Agent: U.S. Bank National Association 5. Credit Agreement: Amended and Restated Credit Agreement dated as of December 12, 2012 (as amended or otherwise modified from time to time), among A.O. Smith Corporation, A.O. Smith Enterprises Ltd., A.O. Smith International Holdings B.V., the several financial institutions from time to time party thereto and U.S. Bank National Association, as Administrative Agent, L/C Issuer and Swing Line Lender 6. Assigned Interest: Aggregate Amount of Commitment/Loans/participations in L/C Obligations and Swing Line Loans for all Lenders Amount of Commitment/ Loans/participations in L/C Obligations and Swing Line Loans Assigned Percentage Assigned of Commitment/Loans/participations in L/C Obligations and Swing Line Loans 3 $ $ % $ $ % $ $ % Effective Date: ________________, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Name: Title: 3 Set forth, so at least 9 decimals, as a percentage of the Commitment/Loans/participations in L/C Obligations and Swing Line Loans of all Lenders thereunder.

G-3 ASSIGNEE [NAME OF ASSIGNEE] By: Name: Title: Consented to and Accepted: U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer and Swing Line Lender By: Name: Title: [Consented to:]4 A.O. SMITH CORPORATION By: Name: Title: 4 To be added only if the consent of A.O. Smith Corporation is required by the terms of the Credit Agreement. The Administrative Agent will notify A.O. Smith Corporation promptly in writing of any assignment of all or any portion of a Commitment that does not require the consent of A.O. Smith Corporation.

G-4 ANNEX I TO EXHIBIT G STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates, the Canadian Borrower, the Dutch Borrower or any other Person obligated in respect of any Loan Document, (iv) any requirements under applicable law for the Assignee to become a lender under the Credit Agreement or to charge interest at the rate set forth therein from time to time or (v) the performance or observance by the Company, any of its Subsidiaries or Affiliates, the Canadian Borrower, the Dutch Borrower or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) it qualifies as an Eligible Assignee under the Credit Agreement and is not a Disqualified Institution, (iv) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (vi) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee, and (vii) in the case of any contemplated assignment or transfer to or contemplated assumption by Assignee of any of Assignor’s rights and obligations under the Credit Agreement (including all or a portion of Assignor’s Dutch Loans) with respect to a Dutch Borrower, it is a Non-Public Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform

G-5 in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile, PDF or electronic communication as contemplated by Section X of the Credit Agreement shall be effective as delivery of a manually- signed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the internal law of the State of Illinois.

H-1 EXHIBIT H FORM OF PROMISSORY NOTE Date:_________, 20__ FOR VALUE RECEIVED, the undersigned, [A.O. SMITH CORPORATION][A.O. SMITH ENTERPRISES LTD.][A.O. SMITH INTERNATIONAL HOLDINGS B.V.] (the “Company”), hereby promises to pay to __________ (the “Lender”) the aggregate unpaid principal amount of all [U.S.][Canadian][Dutch] Loans made by the Lender to the Company pursuant to the Amended and Restated Credit Agreement dated as of December 12, 2012 (as amended or otherwise modified from time to time, the “Credit Agreement”) among A.O. Smith Corporation, A.O. Smith Enterprises Ltd., A.O. Smith International Holdings B.V., the several financial institutions from time to time party thereto and U.S. Bank National Association, as Administrative Agent, Swing Line Lender and L/C Issuer, on the dates and in the amounts specified pursuant to the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the [U.S.][Canadian][Dutch] Loans evidenced hereby from time to time at the rates and on the dates provided in the Credit Agreement. The Lender is authorized to record the amount and the date on which each [U.S.][Canadian][Dutch] Loan is made by the Lender, and each payment of principal with respect thereto, on the schedules annexed hereto or continuations thereof; provided that any failure to record such information thereon shall not in any manner affect any obligation of the Company under the Credit Agreement or this Promissory Note (this “Note”). This Note is one of the “Notes” referred to in, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. Terms used but not defined herein have the respective meanings set forth in the Credit Agreement. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State. IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered as of the day and year first above written. [signature page follows]

H-2 [A.O. SMITH CORPORATION] [A.O. SMITH ENTERPRISES LTD.] [A.O. SMITH INTERNATIONAL HOLDINGS B.V.] By: Name: Title:

H-3 SCHEDULE A TO PROMISSORY NOTE BASE RATE LOANS AND REPAYMENTS OF BASE RATE LOANS (1) Date (2) Amount of Base Rate Loan (3) Currency of Base Rate Loan (4) Amount of Base Rate Loan Repaid (5) Notation Made By

H-4 SCHEDULE B TO PROMISSORY NOTE EUROCURRENCY LOANS AND REPAYMENTS OF EUROCURRENCY LOANS (1) Date (2) Amount of Eurocurrency Loan (3) Currency of Eurocurrency Loan (4) Term for Eurocurrency Loan (5) Amount of Eurocurrency Loan Repaid (6) Notation Made By

H-5 SCHEDULE C TO PROMISSORY NOTE CDOR RATE LOANS AND REPAYMENTS OF CDOR RATE LOANS (1) Date (2) Amount of CDOR Rate Loan (3) Term for CDOR Rate Loan (4) Amount of CDOR Rate Loan Repaid (5) Notation Made By

I-1 EXHIBIT I FORM OF COMPLIANCE CERTIFICATE Dated of as of [___________], 20[__] To: U.S. Bank National Association, as Administrative Agent, Swing Line Lender and L/C Issuer, and the Lenders that are parties to the Credit Agreement referred to below Please refer to the Amended and Restated Credit Agreement dated as of December 12, 2012 (as amended or otherwise modified from time to time, the “Credit Agreement”) among A.O. Smith Corporation, a Delaware corporation (the “Company”), A.O. Smith Enterprises Ltd., an Ontario corporation, A.O. Smith International Holdings B.V., a Netherlands limited liability company, the several financial institutions from time to time party thereto, and U.S. Bank National Association, as Administrative Agent, Swing Line Lender and L/C Issuer. Capitalized definitional terms used but not defined herein have the respective meanings specified in the Credit Agreement. 1. Reports. Enclosed herewith is a copy of the [annual audited/quarterly] report of the Company as of [__________], 20[__] (the “Computation Date”), which report fairly presents in all material respects, in accordance with GAAP consistently applied throughout the period covered thereby (except [(x)] as otherwise expressly noted therein [and (y) for the absence of footnotes and subject to audit and normal year-end adjustments]5), the consolidated financial condition of the Company and its Subsidiaries as of the Computation Date and the results of operations for the period covered thereby. 2. Financial Tests. The Company certifies to you that attached as Exhibit A is a worksheet containing calculations required to establish the following ratios as of the Computation Date. Leverage Ratio is ____:1.0. Consolidated Interest Coverage Ratio is ____:1.0. 3. Defaults. The Company further certifies to you that as of the date of this Certificate, no Event of Default or Unmatured Event of Default has occurred and is continuing. [If any such event does exist, describe it in reasonable detail.] [signature page follows] 5 Clause (y) to be included with quarterly reports.

I-2 IN WITNESS WHEREOF, I have hereunto set my hand as of the date first written above. A.O. SMITH CORPORATION By: Name: Title:

J-1-1 EXHIBIT J-1 FORM OF INCREASING LENDER SUPPLEMENT INCREASING LENDER SUPPLEMENT, dated __________, 20___ (this “Supplement”), by and among each of the signatories hereto, to the Amended and Restated Credit Agreement dated as of December 12, 2012 (as amended or otherwise modified from time to time, the “Credit Agreement”) among A.O. Smith Corporation, a Delaware corporation (the “Company”), A.O. Smith Enterprises Ltd., an Ontario corporation, A.O. Smith International Holdings B.V., a Netherlands limited liability company, the several financial institutions from time to time party thereto and U.S. Bank National Association, as Administrative Agent, Swing Line Lender and L/C Issuer. Terms used but not defined herein have the respective meanings set forth in the Credit Agreement. W I T N E S S E T H WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Aggregate Commitment and/or enter into one or more tranches of Incremental Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of its Commitment and/or to participate in such a tranche; WHEREAS, the Company has given notice to the Administrative Agent of its intention to [increase the Aggregate Commitment] [and] [enter into a tranche of Incremental Term Loans] pursuant to such Section 2.21; and WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the undersigned Increasing Lender now desires to [increase the amount of its Commitment] [and] [participate in a tranche of Incremental Term Loans] under the Credit Agreement by executing and delivering to the Company and the Administrative Agent this Supplement; NOW, THEREFORE, each of the parties hereto hereby agrees as follows: 1. The undersigned Increasing Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall [have its Commitment increased by $[__________], thereby making the aggregate amount of its total Commitments equal to $[__________]] [and] [participate in a tranche of Incremental Term Loans with a commitment amount equal to $[__________] with respect thereto]. 2. The Company hereby represents and warrants that no Unmatured Event of Default or Event of Default has occurred and is continuing on and as of the date hereof. 3. This Supplement shall be governed by, and construed in accordance with, the internal law of the State of Illinois. 4. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be

J-1-2 deemed to be an original and all of which taken together shall constitute one and the same document. [signature page follows]

J-1-3 IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written. [INSERT NAME OF INCREASING LENDER] By:___________________________________ Name: Title: Accepted and agreed to as of the date first written above: A.O. SMITH CORPORATION By:________________________________ Name: Title: [OTHER BORROWERS] By:________________________________ Name: Title: Acknowledged as of the date first written above: U.S. BANK NATIONAL ASSOCIATION as Administrative Agent By:________________________________ Name: Title:

J-2-1 EXHIBIT J-2 FORM OF AUGMENTING LENDER SUPPLEMENT AUGMENTING LENDER SUPPLEMENT, dated __________, 20___ (this “Supplement”), by and among each of the signatories hereto, to the Amended and Restated Credit Agreement dated as of December 12, 2012 (as amended or otherwise modified from time to time, the “Credit Agreement”) among A.O. Smith Corporation, a Delaware corporation (the “Company”), A.O. Smith Enterprises Ltd., an Ontario corporation, A.O. Smith International Holdings B.V., a Netherlands limited liability company, the several financial institutions from time to time party thereto and U.S. Bank National Association, as Administrative Agent, Swing Line Lender and L/C Issuer. Terms used but not defined herein have the respective meanings set forth in the Credit Agreement. W I T N E S S E T H WHEREAS, the Credit Agreement provides in Section 2.21 thereof that any bank, financial institution or other entity may [extend Commitments] [and] [participate in tranches of Incremental Term Loans] under the Credit Agreement subject to the approval of the Company and the Administrative Agent, by executing and delivering to the Company and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and WHEREAS, the undersigned Augmenting Lender was not an original party to the Credit Agreement but now desires to become a party thereto; NOW, THEREFORE, each of the parties hereto hereby agrees as follows: 1. The undersigned Augmenting Lender agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the date of this Supplement, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a [Commitment with respect to Revolving Loans of $[__________]] [and] [a commitment with respect to Incremental Term Loans of $[__________]]. 2. The undersigned Augmenting Lender (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are

J-2-2 delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. 3. The undersigned’s address for notices for the purposes of the Credit Agreement is as follows: [___________] 4. The Company hereby represents and warrants that no Unmatured Event of Default or Event of Default has occurred and is continuing on and as of the date hereof. 5. This Supplement shall be governed by, and construed in accordance with, the internal law of the State of Illinois. 6. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document. [signature page follows]

J-2-3 IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written. [INSERT NAME OF AUGMENTING LENDER] By:___________________________________ Name: Title: Accepted and agreed to as of the date first written above: A.O. SMITH CORPORATION By:________________________________ Name: Title: [OTHER BORROWERS] By:________________________________ Name: Title: Acknowledged as of the date first written above: U.S. BANK NATIONAL ASSOCIATION as Administrative Agent By:________________________________ Name: Title:

K-1-1 EXHIBIT K-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement dated as of December 12, 2012 (as amended or otherwise modified from time to time, the “Credit Agreement”) among A.O. Smith Corporation, a Delaware corporation (the “Company”), A.O. Smith Enterprises Ltd., an Ontario corporation, A.O. Smith International Holdings B.V., a Netherlands limited liability company, the several financial institutions from time to time party thereto, and U.S. Bank National Association, as Administrative Agent, Swing Line Lender and L/C Issuer. Unless otherwise defined herein, capitalized definitional terms used but not defined herein have the respective meanings specified in the Credit Agreement. Pursuant to the provisions of Section 3.1 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to any Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrowers with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF LENDER] By:_______________________________ Name: Title: Date: ___________, 20[__]

K-2-1 EXHIBIT K-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement dated as of December 12, 2012 (as amended or otherwise modified from time to time, the “Credit Agreement”) among A.O. Smith Corporation, a Delaware corporation (the “Company”), A.O. Smith Enterprises Ltd., an Ontario corporation, A.O. Smith International Holdings B.V., a Netherlands limited liability company, the several financial institutions from time to time party thereto, and U.S. Bank National Association, as Administrative Agent, Swing Line Lender and L/C Issuer. Unless otherwise defined herein, capitalized definitional terms used but not defined herein have the respective meanings specified in the Credit Agreement. Pursuant to the provisions of Section 3.1 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to any Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF PARTICIPANT] By:_______________________________ Name: Title: Date: ___________, 20[__]

K-3-1 EXHIBIT K-3 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement dated as of December 12, 2012 (as amended or otherwise modified from time to time, the “Credit Agreement”) among A.O. Smith Corporation, a Delaware corporation (the “Company”), A.O. Smith Enterprises Ltd., an Ontario corporation, A.O. Smith International Holdings B.V., a Netherlands limited liability company, the several financial institutions from time to time party thereto, and U.S. Bank National Association, as Administrative Agent, Swing Line Lender and L/C Issuer. Unless otherwise defined herein, capitalized definitional terms used but not defined herein have the respective meanings specified in the Credit Agreement. Pursuant to the provisions of Section 3.1 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to any Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF PARTICIPANT] By:_______________________________ Name: Title: Date: ___________, 20[__]

K-4-1 EXHIBIT K-4 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Amended and Restated Credit Agreement dated as of December 12, 2012 (as amended or otherwise modified from time to time, the “Credit Agreement”) among A.O. Smith Corporation, a Delaware corporation (the “Company”), A.O. Smith Enterprises Ltd., an Ontario corporation, A.O. Smith International Holdings B.V., a Netherlands limited liability company, the several financial institutions from time to time party thereto, and U.S. Bank National Association, as Administrative Agent, Swing Line Lender and L/C Issuer. Unless otherwise defined herein, capitalized definitional terms used but not defined herein have the respective meanings specified in the Credit Agreement. Pursuant to the provisions of Section 3.1 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to any Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrowers with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF LENDER] By:_______________________________ Name: Title: Date: ___________, 20[__]

Annex B List of Closing Documents for Amendment No. 2 Attached

US-DOCS\121808255.4 LIST OF CLOSING DOCUMENTS A.O. SMITH CORPORATION AMENDMENT NO. 2 April 1, 2021 LIST OF CLOSING DOCUMENTS1 A. LOAN DOCUMENTS 1. Amendment No. 2, dated as of April 1, 2021 (the “Amendment”), among A.O. Smith Corporation (the “Company”), the Subsidiaries thereof identified on the signature pages thereto (together with the Company, the “Borrowers”), the Lenders party thereto and U.S. Bank National Association, as, administrative agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement dated as of December 12, 2012 by and among the Borrowers, the Lenders and the Administrative Agent. ANNEXES Annex A Credit Agreement, Exhibits to Credit Agreement, and Schedules to Credit Agreement, as amended pursuant to Amendment No. 2 Annex B List of Closing Documents for Amendment No. 2 2. Notes executed by each Borrower in favor of each of the Lenders, if any, which has requested a note pursuant to Section 2.2(b) of the Credit Agreement. B. CORPORATE DOCUMENTS 3. Certificate of the Secretary, Assistant Secretary or other acceptable officer or manager of each Borrower certifying (i) that, as of the Effective Date, there have been no changes in (x) the certificate of incorporation or other similar Organization Document of such Borrower, as attached thereto and as certified as of a recent date by the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, since the date of the certification thereof by such governmental entity, or (y) the Bylaws or other similar Organization Document, as attached thereto, of such Borrower as in effect on the date of such certification, nor have any resolutions been passed or other actions taken nor notices received to authorize or require any amendments to such Organization Documents, (ii) resolutions of the board of directors or other governing body (and, if applicable, the shareholders) of such Borrower authorizing the execution, delivery and 1 Each capitalized term used herein and not defined herein shall have the meaning assigned to such term in the above-defined Amendment or Credit Agreement, as applicable. Items appearing in bold and italics shall be prepared and/or provided by the Company and/or Company’s counsel.

2 performance of each Loan Document to which it is a party and that such resolutions are the only resolutions pertaining to the Amendment and have not been amended, (iii) the names and true signatures of the incumbent officers of each Borrower authorized to sign the Loan Documents to which it is a party and authorized to request Borrowings under the Credit Agreement and (iv) if applicable, that there have been no unanimous shareholders’ agreement or any other agreement that restricts in any way the powers of the directors (or other governing body) of such Borrower. 4. Good Standing Certificate (or analogous documentation if applicable) for each Borrower from the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, to the extent generally available in such jurisdiction. C. OPINIONS 5. Opinion of Foley & Lardner LLP, counsel to the Company. 6. Opinion of McMillan LLP, counsel to the Canadian Borrower. 7. Opinion of Baker & McKenzie Amsterdam N.V., counsel to the Dutch Borrower. D. CLOSING CERTIFICATES AND MISCELLANEOUS 8. A Certificate signed by a Responsible Officer of the Company certifying that as of the Effective Date (i) the representations and warranties contained in Section 5 of the Credit Agreement shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it is true and correct in all respects) on and as of the Effective Date with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); (ii) no Event of Default or Unmatured Event of Default exists or would result from the transactions contemplated to occur on the Effective Date and (iii) since December 31, 2020, no event or circumstance has occurred that has resulted or could reasonably be expected to result in a Material Adverse Effect (excluding, for the avoidance of doubt, changes or effects directly arising out of or otherwise directly related to the impact of the COVID-19 pandemic on the Company’s operations, as described in any Form 10-K, Form 10-Q or Form 8-K filed by the Company with the SEC prior to the Second Amendment Effective Date). 9. Notice of Authorized Borrowers.